                                SCHEDULE 14A
                        Proxy Statement Pursuant to
           Rule 62 of the Public Utility Holding Company Act of 1935
            and Section 14(a) of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            New England Electric System
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        common shares
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        59,355,248
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        $54.35 (maximum price per share per Agreement and Plan of Merger dated as of December 11, 1998, by and among New England Electric System,
        The National Grid Group plc and NGG Holdings LLC)
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        $3,225,957,729
        ------------------------------------------------------------------------
    (5) Total fee paid:

        No fee paid pursuant to Section 14a-2(a)(5) of the Securities
        Exchange Act of 1934
        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration no.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                                                                  March 26, 1999

 Re: NEES Companies Incentive Thrift Plan I
    NEES Companies Incentive Thrift Plan II
    Yankee Thrift Plan
    Yankee Thrift Plan II

Dear NEES Shareholder:

    Under the thrift plans, NEES common shares are held by the trustee. As beneficial owner of NEES common shares through one or more of the plans, you have a right to direct the trustee how to vote at the 1999 New England Electric System Annual Meeting of shareholders. Shareholders who own NEES common shares directly vote through a proxy. Plan participants have a somewhat different procedure. Included in this package is a voting instruction card on which you instruct the trustee how to vote. Your share balance in each of the plans in which you participate appears at the top of the enclosed voting instruction card. Please note that all of the shares in the plans must be voted. Therefore, the trustee will vote shares for which it does not receive instructions in the same proportion as those for which it does.

    At the Annual Meeting, NEES's shareholders will be asked to:

    - amend the NEES Agreement and Declaration of Trust to authorize certain mergers and give related appraisal rights to shareholders,

    - vote on a proposal to approve a merger with The National Grid Group plc ("National Grid Group"), pursuant to the Agreement and Plan of Merger dated as of December 11, 1998 by and among NEES, National Grid Group and NGG Holdings LLC (formerly Iosta LLC),

    - elect directors, and

    - vote on a shareholder proposal if properly presented to the meeting.

    In the merger with The National Grid Group plc, each NEES shareholder will receive

    - $53.75 IN CASH PER SHARE, PLUS UP TO AN ADDITIONAL $0.60 IN CASH PER SHARE if the merger does not take place within six months after NEES shareholders approve the merger, calculated at the rate of $0.003288 for each day the merger closing is delayed past the end of the six month period.

    The minimum price per share of $53.75 represents a premium of 25%, and the maximum price per share of $54.35 represents a premium of 26.4%, in each case over the closing price of $43.00 per share on December 11, 1998, which was the last trading day prior to the public announcement of the merger. The merger agreement is attached to the accompanying proxy statement as Appendix A.

    Like other shareholders, upon completion of the merger, thrift plan participants will receive a cash payment for NEES shares. It is anticipated that cash payments received by thrift plan participants will be invested within their
T. Rowe Price accounts in the investment option providing the most security to its principal (currently the U.S. Treasury Fund). Participants would then be able to redirect that investment to any other investment fund available at the time. Participants will be provided more information on the timing and mechanics for exercising the reinvestment options prior to completion of the merger.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY:

    - APPROVED THE MERGER

    - BELIEVES THAT THE MERGER IS FAIR TO, AND IN THE BEST INTEREST OF, NEES AND ITS SHAREHOLDERS

    - RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER

    As more fully explained in the accompanying proxy statement, NEES believes that before the merger can take place, the NEES Agreement and Declaration of Trust must be amended to include certain new provisions. Therefore, your Board of Directors unanimously recommends that you vote FOR approval of the amendment to the NEES Agreement and Declaration of Trust.

    As outlined on page 12 of the proxy statement, under the proposed amendment shareholders will have rights of appraisal for their NEES shares. The thrift plans give plan participants these same rights. The only difference is that a plan participant wishing to preserve appraisal rights must give their advance written notice of objection to the merger to T. Rowe Price, instead of NEES. Any such notices should be addressed as follows: T. Rowe Price Retirement Plan Service, P.O. Box 17215, Baltimore, MD 21203-7215, Attn.: New England Electric Plan Service Team #25. Your thrift plan shares must also be voted against the merger to preserve your appraisal rights, and you must follow the procedure set forth in sections 87 to 98 inclusive of chapter 156B of the General Laws of Massachusetts, which are attached to the enclosed proxy statement as Appendix D.

    The accompanying proxy statement provides detailed information concerning the proposed amendment to the NEES Agreement and Declaration of Trust, the proposed merger, the election of directors, and other matters.

    YOUR VOTE IS IMPORTANT. Please take the time to review the proxy material, complete your voting instruction card, and mail the card in the enclosed envelope. YOUR VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL BY AN INDEPENDENT PROXY TABULATOR. We appreciate all the support everyone has shown during this period of great change in our industry.

Sincerely,

               [LOGO]                          [LOGO]

Alfred D. Houston                              Richard P. Sergel,
Chairman                                       President and
of the Board                                   Chief Executive Officer

                                     [LOGO]
                                                                  March 26, 1999

Dear Shareholder:

    The directors and officers of New England Electric System ("NEES") invite you to attend the Annual Meeting of shareholders to be held:

                             10:30 A.M., LOCAL TIME
                             ON MONDAY, MAY 3, 1999

                                 MECHANICS HALL
                                321 MAIN STREET
                            WORCESTER, MASSACHUSETTS

    At the Annual Meeting, NEES's shareholders will be asked to:

    - amend the NEES Agreement and Declaration of Trust to authorize certain mergers and give related appraisal rights to shareholders,

    - vote on a proposal to approve a merger with The National Grid Group plc ("National Grid Group"), pursuant to the Agreement and Plan of Merger dated as of December 11, 1998 by and among NEES, National Grid Group and NGG Holdings LLC (formerly Iosta LLC),

    - elect directors, and

    - vote on a shareholder proposal if properly presented to the meeting.

    In the merger with The National Grid Group plc, each NEES shareholder will receive

    - $53.75 IN CASH PER SHARE, PLUS UP TO AN ADDITIONAL $0.60 IN CASH PER SHARE if the merger does not take place within six months after NEES shareholders approve the merger, calculated at the rate of $0.003288 for each day the merger closing is delayed past the end of the six month period.

    The minimum price per share of $53.75 represents a premium of 25%, and the maximum price per share of $54.35 represents a premium of 26.4%, in each case over the closing price of $43.00 per share on December 11, 1998, which was the last trading day prior to the public announcement of the merger. The merger agreement is attached to the accompanying proxy statement as Appendix A.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY:

    - APPROVED THE MERGER

    - BELIEVES THAT THE MERGER IS FAIR TO, AND IN THE BEST INTEREST OF, NEES AND ITS SHAREHOLDERS

    - RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER

    As more fully explained in the accompanying proxy statement, NEES believes that before the merger can take place, the NEES Agreement and Declaration of Trust must be amended to include certain new provisions. Therefore, your Board of Directors unanimously recommends that you vote FOR approval of the amendment to the NEES Agreement and Declaration of Trust.

    The accompanying proxy statement provides detailed information concerning the proposed amendment to the NEES Agreement and Declaration of Trust, the proposed merger, the election of directors, and other matters. Please read it carefully.

    YOUR VOTE IS IMPORTANT. Approval of the amendment to the NEES Agreement and Declaration of Trust and the merger requires the affirmative vote of the holders of a majority of the outstanding NEES common shares entitled to vote. If you abstain from voting or fail to return your signed proxy, your action will have the same effect as if you voted against the amendment to the NEES Agreement and Declaration of Trust and the merger.

    Whether or not you plan to attend the meeting, please fill in, date, sign and return your proxy promptly. Returning your completed proxy will not prevent you from voting in person at the meeting. Please include a note with your completed proxy if you would like to receive directions to the meeting and information on parking arrangements.

Sincerely,

               [LOGO]                          [LOGO]

Alfred D. Houston                              Richard P. Sergel
Chairman                                       President and Chief Executive Officer

                          NEW ENGLAND ELECTRIC SYSTEM
                               25 Research Drive
                        Westborough, Massachusetts 01582
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 1999
                            ------------------------

Dear Shareholders:

    The 1999 Annual Meeting of shareholders of New England Electric System ("NEES") will be held at:

                           10:30 A.M., LOCAL TIME, ON
                              MONDAY, MAY 3, 1999
                                 MECHANICS HALL
                                321 MAIN STREET
                            WORCESTER, MASSACHUSETTS

    You will be asked to:

    1. Amend the NEES Agreement and Declaration of Trust to authorize certain mergers and give related appraisal rights to shareholders,

    2. Approve the merger among NEES, The National Grid Group plc ("National Grid Group") and NGG Holdings LLC (formerly Iosta LLC, "NGG Holdings"), pursuant to the Agreement and Plan of Merger dated as of December 11, 1998 by and among NEES, National Grid Group and NGG Holdings, in accordance with which NGG Holdings will merge with and into NEES and NEES will be the surviving entity in the merger,

    3.  Elect directors,

    4.  Vote on a shareholder proposal if properly presented to the meeting, and

    5. Consider any other business that may properly come before the meeting or any adjournments.

    The merger agreement provides that each shareholder will receive $53.75 PER SHARE IN CASH, PLUS UP TO AN ADDITIONAL $0.60 IN CASH PER SHARE if the merger does not take place within six months after NEES shareholders approve the merger, calculated at the rate of $0.003288 for each day the merger closing is delayed past the end of the six month period.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY:

    - APPROVED THE MERGER

    - BELIEVES THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, NEES AND ITS SHAREHOLDERS

    - RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER

    Because the NEES Agreement and Declaration of Trust must be amended in order to complete the merger, your Board of Directors also unanimously recommends that you vote "FOR" approval of such amendment.

    Shareholders of record at the close of business on March 5, 1999 are entitled to vote at the meeting or any adjournment.

    If the amendment to the NEES Agreement and Declaration of Trust and the merger are approved by the shareholders at the meeting and the merger is effected by NEES, any shareholder (1) who files with NEES, before the taking of the vote on the approval of the merger, written objection to the merger stating that he or she intends to demand payment for his or her shares at the appraisal value thereof instead of the amount payable in the merger if the merger is completed and (2) whose shares are not voted in favor of the merger, will have the right to demand in writing from NEES within twenty days after the date of mailing to him or her of notice in writing that the merger has become effective, payment for his or her shares at the appraisal value thereof instead of the amount payable in the merger and an appraisal of the value of such shares, which value may be equal to, more than or less than the payment provided in the merger. NEES and such shareholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts, which are attached to the enclosed proxy statement as Appendix D.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT, IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED, TO:

                          NEW ENGLAND ELECTRIC SYSTEM
                            c/o THE BANK OF NEW YORK
                                 P.O. BOX 11007
                         NEW YORK, NEW YORK 10203-0007

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

    IF YOU LATER DECIDE THAT YOU WILL ATTEND THE MEETING OR, FOR ANY OTHER REASON, YOU DECIDE TO REVOKE OR CHANGE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                          PLEASE DO NOT SEND ANY SHARE
                       CERTIFICATES WITH YOUR PROXY CARD.

    Instructions on how to receive cash in the merger will be sent to you after the merger has been completed. Because the merger requires regulatory approvals, the merger will not be completed for some time after it is approved by NEES shareholders.

                                          By Order of the Board of Directors,

                                                    [LOGO]

                                          Cheryl A. LaFleur
                                          Secretary

                          NEW ENGLAND ELECTRIC SYSTEM
                               25 RESEARCH DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01582

                                                                  March 26, 1999

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 1999

    THIS PROXY STATEMENT IS BEING FURNISHED TO THE HOLDERS OF NEES COMMON SHARES, IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF NEES FOR USE AT THE ANNUAL MEETING OF NEES SHAREHOLDERS TO BE HELD AT 10:30 A.M., LOCAL TIME, ON MONDAY, MAY 3, 1999 AT MECHANICS HALL, 321 MAIN STREET, WORCESTER, MASSACHUSETTS, AND AT ANY ADJOURNMENT THEREOF.

    One of the purposes of the Annual Meeting is to consider and vote upon a proposal to approve the merger among NEES, National Grid Group and NGG Holdings. In the merger, each NEES shareholder will receive $53.75 per share in cash, plus up to an additional $0.60 in cash per share if the merger does not take place within six months after NEES shareholders approve the merger, calculated at the rate of $0.003288 for each day the merger closing is delayed past the end of the six month period (the "Merger Consideration").

    At the Annual Meeting, NEES shareholders will be asked to consider and vote upon a proposal to amend the NEES Agreement and Declaration of Trust to authorize certain mergers and give shareholders appraisal rights. This proposal must be approved in order for the merger to take place.

    In addition, at the Annual Meeting, NEES shareholders will be asked to consider and vote upon

    (1) the election of directors,

    (2) a shareholder proposal if properly presented to the meeting, and

    (3) any other business as may properly come before the meeting or any adjournments.

    NEES's annual report for 1998, which includes financial statements and a summary of important developments during 1998, has been mailed to shareholders on or about March 4, 1999. The approximate date on which the proxy statement and form of proxy are first being sent is March 29, 1999.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS.................................................           1

QUESTIONS AND ANSWERS ABOUT THE NEES/NATIONAL GRID GROUP MERGER............................................           2

SUMMARY....................................................................................................           5
  The Companies............................................................................................           5
  The Annual Meeting.......................................................................................           5
  Record Date for Voting...................................................................................           6
  Voting...................................................................................................           6
  The Merger...............................................................................................           6
  What You Will Receive in the Merger......................................................................           6
  Payment for Shares.......................................................................................           7
  Timing for Completion of the Merger......................................................................           7
  Conditions to the Merger.................................................................................           7
  Background of the Merger.................................................................................           7
  Recommendation of the NEES Board.........................................................................           7
  Opinion of Financial Advisor.............................................................................           8
  Federal Income Tax Consequences..........................................................................           8
  Regulatory Matters.......................................................................................           8
  Shareholders' Rights of Appraisal........................................................................           8
  Market Prices and Dividends on NEES Common Shares........................................................           8
  Recent Events............................................................................................           8
  Selected Consolidated Financial Data.....................................................................          10

THE ANNUAL MEETING.........................................................................................          11
  Introduction.............................................................................................          11
  Matters to be Considered.................................................................................          11
  Date, Time and Place.....................................................................................          11
  Record Date, Voting Rights and Vote Required.............................................................          11
  Proxies, Revocability of Proxies.........................................................................          12
  Shareholders' Rights of Appraisal........................................................................          12
  Expenses of Solicitation.................................................................................          13
  Exchange of Certificates after Completion of the Merger..................................................          13

PROPOSAL 1--AMENDMENT TO THE NEES AGREEMENT AND DECLARATION OF TRUST TO FACILITATE THE MERGER..............          14

PROPOSAL 2--THE MERGER.....................................................................................          15
  Background of the Merger.................................................................................          15
  Reasons for the Merger and the Recommendation of the Board...............................................          17
  Opinion of the Financial Advisor.........................................................................          19
  Accounting Treatment of the Merger.......................................................................          24
  Certain Federal Income Tax Consequences to Shareholders..................................................          25

REGULATORY MATTERS.........................................................................................          25
  HSR Act..................................................................................................          26
  Federal Power Act........................................................................................          26
  Nuclear Regulatory Commission............................................................................          26
  State Regulatory Approvals...............................................................................          27
  Securities and Exchange Commission Approval Pursuant to 1935 Act.........................................          27
  Exon-Florio..............................................................................................          28
  General..................................................................................................          28

                                                                                                                PAGE
                                                                                                                -----
CERTAIN EFFECTS OF THE MERGER..............................................................................          28

CONFLICTS OF INTEREST......................................................................................          29
  General..................................................................................................          29
  Indemnification, Directors and Officers Insurance........................................................          29
  Severance Agreements.....................................................................................          29
  New Employment Agreements................................................................................          30
  Long-Term Performance Share Award Plan...................................................................          32
  Deferred Compensation Plan...............................................................................          32
  Senior Incentive Compensation Plan; Incentive Compensation Plan I; Incentive Compensation Plan II;
    Incentive Compensation Plan III; Incentive Share Plan..................................................          32
  NEES Goals Plan..........................................................................................          33
  Executive Supplemental Retirement Plan; Retirement Supplemental Plan.....................................          33
  Directors Retirement Plan................................................................................          34
  Directors Deferred Compensation Plan.....................................................................          34
  Aggregate Benefits Payable to Officers and Directors.....................................................          34

THE MERGER AGREEMENT.......................................................................................          35
  General..................................................................................................          35
  Merger Consideration.....................................................................................          35
  Effective Time...........................................................................................          35
  Conversion of Shares.....................................................................................          35
  Procedure for Payment....................................................................................          36
  Representations and Warranties...........................................................................          36
  Conduct of Business Pending the Merger...................................................................          37
  Directors' and Officers' Insurance and Indemnification...................................................          39
  Employee Matters.........................................................................................          39
  No Solicitation of Proposals.............................................................................          40
  Conditions to Consummation of the Merger.................................................................          40
  Termination..............................................................................................          41
  Termination Fees.........................................................................................          42
  Miscellaneous............................................................................................          43

THE COMPANIES..............................................................................................          43
  New England Electric System..............................................................................          43
  National Grid Group and NGG Holdings.....................................................................          44

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF NEES.....................................          44

MARKET PRICES OF AND DIVIDENDS ON NEES COMMON SHARES.......................................................          44

SELECTED FINANCIAL DATA....................................................................................          46
  Selected Consolidated Financial Data.....................................................................          46

PROPOSAL 3--ELECTION OF DIRECTORS..........................................................................          47

BOARD STRUCTURE AND COMPENSATION...........................................................................          49
  Executive Committee......................................................................................          49
  Audit Committee..........................................................................................          49
  Compensation Committee...................................................................................          49
  Corporate Governance Committee...........................................................................          50
  Corporate Responsibility Committee.......................................................................          50
  Director Compensation....................................................................................          50
  Attendance...............................................................................................          51

                                                                                                                PAGE
                                                                                                                -----
  Relationships between Directors and NEES or its Subsidiaries.............................................          51

COMPLIANCE WITH SECTION 16(A)REPORTING.....................................................................          51

SHARE OWNERSHIP............................................................................................          52

SHARE OWNERSHIP GUIDELINES.................................................................................          53

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION.............................................          54

SUPPLEMENTAL REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION....................................          57

CORPORATE PERFORMANCE......................................................................................          58
  Total Return.............................................................................................          58
  Return on Equity.........................................................................................          59

EXECUTIVE COMPENSATION.....................................................................................          60

PAYMENTS UPON A CHANGE OF CONTROL OR TERMINATION OF EMPLOYMENT.............................................          61

PLAN SUMMARIES.............................................................................................          61
  Goals Program............................................................................................          61
  Incentive Thrift Plan....................................................................................          62
  Deferred Compensation Plan...............................................................................          62
  Life Insurance...........................................................................................          62
  Financial Counseling.....................................................................................          62
  Other....................................................................................................          62

LONG TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR.......................................................          62

RETIREMENT PLANS...........................................................................................          63

PENSION PLAN TABLE.........................................................................................          63

PROPOSAL 4--SHAREHOLDER PROPOSAL...........................................................................          64

RECENT EVENTS..............................................................................................          65

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS...................................................................          67

OTHER MATTERS..............................................................................................          67

DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING.................................................          67

AVAILABLE INFORMATION......................................................................................          68

DOCUMENTS INCORPORATED BY REFERENCE........................................................................          68

Appendix A-- Agreement and Plan of Merger, dated as of December 11, 1998, by and among The National Grid Group plc, Iosta LLC and New England Electric System

Appendix B-- Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Appendix C-- Text Showing Changes Proposed to the Agreement and Declaration of
            Trust

Appendix D-- Sections 88 to 98 of Chapter 156B of the General Laws of
            Massachusetts

Appendix E-- Form of Employment Agreement by and among Richard P. Sergel, New
            England Electric System and The National Grid Group plc, to be entered into on the effective date of the merger

Appendix F-- Form of Consulting Agreement by and among Alfred D. Houston, New
            England Electric System and The National Grid Group plc, to be entered into on the effective date of the merger

                              DEFINED TERMS INDEX

TERM                                                                                                         PAGE
--------------------------------------------------------------------------------------------------------  -----------
1935 Act................................................................................................          27
1999 Growth Rate Multiple...............................................................................          21
1999E Investment Method.................................................................................          21
20-Day Average Price....................................................................................          20
Adjusted Offer Value....................................................................................          23
Annual Base Salary......................................................................................          31
Antitrust Division......................................................................................          26
Assumed Offer Price.....................................................................................          23
Cash Bonus..............................................................................................          31
CFIUS...................................................................................................          28
Code....................................................................................................          25
Company A...............................................................................................          16
Comparable Transactions.................................................................................          22
CDPUC...................................................................................................          27
CTCs....................................................................................................          21
DCF.....................................................................................................          21
Directors Deferral Plan.................................................................................          34
Employment Period.......................................................................................          30
EPS.....................................................................................................          21
EUA.....................................................................................................           8
EUA Expected Synergies..................................................................................          19
EUA Extended Termination Date...........................................................................          66
EUA Initial Termination Date............................................................................          66
EUA Merger..............................................................................................          19
EUA Merger Agreement....................................................................................          18
EUA Merger Consideration................................................................................          65
Exchange Act............................................................................................          29
Excise Tax..............................................................................................          30
Executive...............................................................................................          29
Exon-Florio.............................................................................................           8
Extended Termination Date...............................................................................          41
FERC....................................................................................................           8
Final Orders............................................................................................          40
Financial Disruption....................................................................................          41
Forward EPS.............................................................................................          22
FPA.....................................................................................................          26
FTC.....................................................................................................          26
Goals Plan..............................................................................................          33
Houston Agreement.......................................................................................          31
HSR Act.................................................................................................           8
Incentive Compensation Plans............................................................................          32
Incentive Plans.........................................................................................          30
Initial Termination Date................................................................................          41
LeBoeuf Lamb............................................................................................          16
Massachusetts Secretary.................................................................................          35
MDTE....................................................................................................          27
Merger Consideration....................................................................................       Notice
Merger Fee..............................................................................................          24
Merrill Lynch...........................................................................................           8
Merrill Lynch Opinion...................................................................................          19
MPUC....................................................................................................          66

TERM                                                                                                         PAGE
--------------------------------------------------------------------------------------------------------  -----------
National Grid Group.....................................................................................           5
National Grid Option....................................................................................          31
NEES....................................................................................................           5
NEES Comparables........................................................................................          21
NGG Holdings............................................................................................           5
NHPUC...................................................................................................          27
NRC.....................................................................................................           8
NYSE....................................................................................................           8
Other Businesses........................................................................................          21
Percentage..............................................................................................          32
Phantom Shares..........................................................................................          31
PSA Plan................................................................................................          32
PUHCA...................................................................................................           8
Rabbi Trust.............................................................................................          11
Rabbi Trust Shares......................................................................................          11
Regulated Operations....................................................................................          21
Retirement Benefit......................................................................................          33
RIPUC...................................................................................................          27
RSP.....................................................................................................          33
SEC.....................................................................................................           8
Sergel Agreement........................................................................................          30
SERP....................................................................................................          33
Severance Agreement.....................................................................................          29
Severance Period........................................................................................          31
Skadden Arps............................................................................................          15
Superior Proposal.......................................................................................          40
Surviving Entity........................................................................................          28
TIN.....................................................................................................          25
VPSB....................................................................................................          27

                        CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING STATEMENTS

    Certain matters discussed in this proxy statement constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. The following discussion is intended to identify statements and certain factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

    Forward-looking statements include the information concerning possible or assumed future results of operations of NEES set forth under "Summary--The Merger," "The Merger," "Opinion of the Financial Advisor" and "The Merger--Reasons for the Merger and the Recommendation of the Board" and other statements in this proxy statement identified by words such as "will likely result," "anticipate," "estimate," "expect," "intend," "project," "believe," and "objective," and include, in particular, the statements as to (1) the business, financial condition, earnings and prospects of NEES and National Grid Group expected in the future, (2) the beliefs and the basis for those beliefs set forth under "The Merger--Reasons for the Merger and the Recommendation of the Board" and (3) the estimates, projections and forecasts analyzed by NEES's financial advisor in connection with its opinion as set forth under "The Merger--Opinion of the Financial Advisor." Readers are cautioned not to place undue reliance on such forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of NEES to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors may affect NEES's operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause NEES's actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following: regulatory matters; regulatory delays or conditions imposed by regulatory bodies in approving the merger; adverse regulatory treatment; the loss of any significant customers; changes in business strategy or development plans; the speed and degree to which competition enters the electric utility industry; state and federal legislative and regulatory initiatives that increase competition, affect cost or investment recovery or have an impact on rate structures; industrial, commercial and residential growth in the service territory of NEES; the impact of general economic changes in New England; changing fuel prices; distribution facility performance and possible power shortages; changes in accounting rules and interpretations which may have an adverse impact on the NEES companies' statements of financial position and reported earnings; adverse changes in electric load and customer growth; the weather and other natural phenomena; the timing and extent of changes in interest rates; and the development of opportunities for growth by the NEES companies. NEES does not assume any obligation to update such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

                          QUESTIONS AND ANSWERS ABOUT
                      THE NEES/NATIONAL GRID GROUP MERGER

Q: WHY HAS NEES DECIDED TO MERGE WITH NATIONAL GRID GROUP?

    A: As a result of restructuring of the electric utility industry, which was designed to encourage increased efficiency and competition, NEES has sought ways to increase the scale of its transmission and distribution business. The Board of Directors of NEES reviewed strategic options available to NEES, including remaining an independent transmission and distribution company. The Board determined that the merger is in the best interest of NEES and its shareholders.

Q: HOW WILL I BENEFIT?

    A: You will receive a minimum of $53.75 in cash per share. This cash payment will be subject to an increase if the completion of the merger does not take place within six months after approval of the merger by NEES shareholders. The amount of any increase will be determined using a daily accrual rate of $0.003288 per share until closing, up to a maximum price of $54.35 per share. The minimum per share price of $53.75 represents a premium of 25%, and the maximum per share price of $54.35 represents a premium of 26.4%, over the closing price of $43.00 per common share on December 11, 1998, the last trading day prior to the public announcement of the merger.

Q: DOES THE MERGER WITH NATIONAL GRID GROUP HAVE TO BE APPROVED BY THE
  SHAREHOLDERS OF NEES?

    A: Yes, the merger with National Grid Group must be approved by the affirmative vote of a majority of the total outstanding shares of NEES. Prior to such vote, the amendment to the NEES Agreement and Declaration of Trust also must be approved by the affirmative vote of a majority of the total outstanding shares of NEES.

Q: WHY IS IT NECESSARY TO AMEND THE NEES AGREEMENT AND DECLARATION OF TRUST
  PRIOR TO CONSUMMATION OF THE MERGER?

    A: The NEES Agreement and Declaration of Trust predates certain amendments to the Massachusetts statute governing business trusts like NEES which authorizes business trusts to merge in the manner contemplated by the merger. The proposed amendment to the NEES Agreement and Declaration of Trust is designed in part to update the NEES Agreement and Declaration of Trust and to make it conform to the Massachusetts statute which authorizes NEES to merge in the manner contemplated by the merger.

Q: WILL I STILL BE A SHAREHOLDER OF NEES FOLLOWING THE CONSUMMATION OF THE
  MERGER?

    A: No, you will not. Following the consummation of the merger, you will receive cash in exchange for your shares. NEES shares will be delisted from the NYSE.

Q: WHEN AND WHERE IS THE SHAREHOLDER MEETING?

    A: The Annual Meeting of NEES common shareholders will be held on May 3, 1999, at 10:30 a.m., local time, at Mechanics Hall, 321 Main Street, Worcester, Massachusetts.

Q: WHAT DO I NEED TO DO NOW?

    A: Just mark, sign and date your proxy card and mail it to New England Electric System c/o The Bank of New York, P.O. Box 11007, New York, New York 10203-0007 in the enclosed return envelope as soon as possible, so that your shares may be represented at the Annual Meeting.

    If you will be voting against the merger and want to reserve your right to demand payment for your shares at the appraisal value instead of the amount payable in the merger if the merger is completed, you must (1) file with NEES, before the taking of the vote on the approval of the merger, your written objection to the merger stating that if the merger is consummated, you intend to demand payment for your shares at the appraisal value thereof and (2) follow the procedure set forth in sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts, which is attached to this document as Appendix D.

Q: WILL MY BROKER VOTE MY SHARES FOR ME IF MY SHARES ARE HELD IN "STREET NAME"
  BY MY BROKER?

    A: Your broker will vote your shares with respect to the amendment to the NEES Agreement and Declaration of Trust and the merger only if you tell your broker to either vote "for," "against" or "abstain". You should instruct your broker to vote your shares and follow any instructions provided by your broker.

Q: WHAT DO I DO IF I WANT TO CHANGE MY VOTE?

    A: Just send in a new signed proxy card which is dated later than the proxy card you last sent, notify NEES in writing that you are changing your vote or attend the Annual Meeting in person and vote. In order to ensure that your vote is received in time to be counted, a new signed proxy card or written notification must be sent to The Bank of New York and should be received by the close of business on April 30, 1999.

Q: WHAT HAPPENS IF I DO NOT VOTE ON THE AMENDMENT TO THE NEES AGREEMENT AND
  DECLARATION OF TRUST IN PROPOSAL 1 OR THE MERGER?

    A: If you do not vote for one or both proposals, it will have the same effect as a vote against the proposal or proposals on which you do not vote.

Q: SHOULD I SEND IN MY SHARE CERTIFICATES NOW?

    A: No. Promptly after the merger is completed, we will send NEES shareholders written instructions for exchanging their share certificates for the amount per share to be received in cash.

Q: WHAT HAPPENS TO MY FUTURE DIVIDENDS IF THE MERGER IS APPROVED?

    A: NEES intends to continue to pay dividends consistent with past practice until the merger is completed. NEES also may pay a prorated dividend if the merger is completed after the record date in a quarter.

Q: WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

    A: The merger will not be completed for some time after it is approved by NEES shareholders. We are working to complete the merger by early 2000. However, delays in obtaining regulatory approvals could delay completion of the merger. As described in the answer to "How will I benefit?" earlier in this "Questions and Answers. . ." section, shareholders may receive up to $0.60 of additional cash for their shares if delays extend the completion of the merger beyond six months from the date of NEES shareholder approval.

Q: WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO ME AS A NEES SHAREHOLDER?

    A: The receipt of cash for your shares will be a taxable event for federal income tax purposes, and may also be taxable under applicable foreign, state, local or other tax laws. For federal income tax purposes, you generally will recognize capital gain or loss equal to the difference between the amount of cash received and your adjusted tax basis for the NEES common shares surrendered.

Q: DO I HAVE APPRAISAL RIGHTS FOR MY NEES COMMON SHARES IF THE MERGER IS
  COMPLETED?

    A: If the merger is completed and if you vote against the merger and follow certain procedures described in this proxy statement, you will have the right to have an independent valuation made of your shares and receive the amount of the valuation in exchange for your shares instead of the $53.75 (plus up to $.60 per share if completion of the merger is delayed) as provided in the merger. The amount you will receive if you exercise your appraisal rights may be equal to, more than or less than the amount you would receive as consideration in the merger.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

        If you have more questions about the merger you should contact:

                           Innisfree M&A Incorporated
                               501 Madison Avenue
                            New York, New York 10022

                          Telephone: 1 (888) 750-5835
                              www.innisfreema.com

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHO CAN HELP ANSWER YOUR QUESTIONS" (PAGE
4). THE MERGER AGREEMENT IS ATTACHED AS APPENDIX A TO THIS DOCUMENT. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT. IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

THE COMPANIES (PAGE 43)

NEW ENGLAND ELECTRIC SYSTEM
25 Research Drive
Westborough, MA 01582
Tel: (508) 389-2000

    New England Electric System ("NEES") is a Massachusetts business trust and a public utility holding company located in Westborough, Massachusetts. The principal subsidiaries of NEES include New England Power Company, which is engaged in the transmission of electricity, and four electricity delivery companies:

    - Massachusetts Electric Company

    - The Narragansett Electric Company

    - Granite State Electric Company

    - Nantucket Electric Company.

NEES also controls a number of subsidiaries engaged in various energy-related businesses. The states in which NEES's subsidiaries serve retail customers are:
Massachusetts, Rhode Island and New Hampshire. NEES's electric utility subsidiaries also own assets in Connecticut, Maine and Vermont. The principal executive offices of NEES are located in Westborough, Massachusetts at the address listed above.

THE NATIONAL GRID GROUP PLC
National Grid House
Kirby Corner Road
Coventry CV4 8JY
United Kingdom
Tel: (011-44 1203) 537-777

    The National Grid Group plc ("National Grid Group") is a holding company based in the United Kingdom. National Grid Group through its principal subsidiary, The National Grid Company plc, owns, operates and maintains the high voltage electricity transmission system in England and Wales. The principal executive offices of National Grid Group are located in Coventry, United Kingdom, at the address listed above.

NGG HOLDINGS LLC
260 Franklin Street
Boston, MA 02110
Tel: (617) 439-9500

    NGG Holdings LLC, formerly Iosta LLC ("NGG Holdings"), is a subsidiary of National Grid Group. NGG Holdings was formed recently solely for purposes of the merger. NGG Holdings has not conducted any business except in connection with the merger. The principal executive offices of NGG Holdings are located at the address listed above.

THE ANNUAL MEETING (PAGE 11)

    DATE, TIME AND PLACE The Annual Meeting of the common shareholders of NEES will be held:

    - ON MONDAY, MAY 3, 1999

    - AT 10:30 A.M., LOCAL TIME

    - AT MECHANICS HALL, 321 MAIN STREET, WORCESTER, MASSACHUSETTS.

    PURPOSE  Shareholders will be asked to:

    - amend the NEES Agreement and Declaration of Trust to authorize certain mergers and give shareholders related appraisal rights,

    - approve the merger,

    - elect directors,

    - consider and vote upon a shareholder proposal if properly presented to the meeting and

    - act on any other business that may properly come before the Annual
      Meeting.

If the amendment to the NEES Agreement and Declaration of Trust and the merger both are approved, and all other conditions to the merger are met, NGG Holdings will merge with and into NEES, and NEES will be the surviving entity in the merger. As a result of the merger, NGG Holdings will cease to exist.

RECORD DATE FOR VOTING (PAGE 11)

    The close of business on March 5, 1999 was the record date for determining if you are entitled to vote at the Annual Meeting. At the record date, there were 59,142,452 NEES shares entitled to vote at the Annual Meeting.

VOTING (PAGE 11)

    A majority of outstanding NEES shares must be present at the Annual Meeting, either in person or by proxy, in order for a valid vote to take place. You will have one vote at the Annual Meeting for each NEES share you held of record on March 5, 1999 to:

    - amend the NEES Agreement and Declaration of Trust

    - approve the merger

    - elect directors

    - consider and vote upon a shareholder proposal if properly presented to the meeting

    - act on any other business that may properly come before the Annual Meeting

    The amendment to the NEES Agreement and Declaration of Trust and the merger will be approved if holders of a majority of outstanding NEES shares vote "FOR" each of Proposal 1 and Proposal 2. The election of directors and the shareholder proposal will be approved if holders of a majority of the shares entitled to vote and present in person or by proxy at the meeting vote "FOR" approval.

    Your vote is important. An abstention or failure to vote will have the same effect as (1) a vote "AGAINST" the amendment to the NEES Agreement and Declaration of Trust, and (2) a vote "AGAINST" the merger. An abstention will have the same effect as a vote "WITHHOLD AUTHORITY" on the election of directors and a vote "AGAINST" the shareholder proposal.

    A shareholder may change his/her vote by:
    - submitting a duly executed proxy bearing a later date or time than the previous proxy being revoked, or

    - revoking the proxy in writing and sending the revocation to The Bank of New York before the Annual Meeting, or

    - voting in person at the Annual Meeting.

    By completing the enclosed proxy you are voting the shares of NEES held in your name and any shares held by you under the dividend reinvestment and common share purchase plan and restricted shares under the Incentive Share Plan. In the event common shares are held in trust for you as a participant in one or more thrift plans, you will receive a separate form for instructing the trustee how to vote those shares.

THE MERGER (PAGE 15)

    If the amendment to the NEES Agreement and Declaration of Trust and the merger are each approved by the shareholders of NEES and the other conditions to the merger are satisfied or where permitted, waived NGG Holdings will merge with and into NEES, and as a result, NGG Holdings will cease to exist.

    National Grid Group has informed NEES that as soon as possible following the merger closing, National Grid Group intends to amend the NEES Agreement and Declaration of Trust to permit a merger of NEES into a Massachusetts business corporation. As soon as possible following such amendment, National Grid Group intends to merge NEES with and into a newly-formed, wholly-owned subsidiary of National Grid Group, which will be a Massachusetts business corporation. At that time, the separate existence of NEES will cease.

WHAT YOU WILL RECEIVE IN THE MERGER (PAGE 35)

    Each NEES common share, other than:

    - shares held by NEES, as treasury stock, or held by any of NEES's subsidiaries, and

    - shares owned by National Grid Group or any of its subsidiaries and each common share held as treasury shares under a rabbi trust maintained by NEES to satisfy certain benefits obligations will receive $53.75 in cash per share. This cash payment will increase by $0.003288 per share, up to a maximum price of $54.35 per share, for each day completion of the merger is delayed longer than six months after approval of the merger by NEES shareholders.

PAYMENT FOR SHARES (PAGE 13)

    Upon consummation of the merger, National Grid Group or NGG Holdings promptly will make available to a paying agent cash to be paid to NEES shareholders. The paying agent will mail a letter of transmittal and instructions for use in surrendering NEES shares in exchange for cash to each holder of record of NEES common shares.

TIMING FOR COMPLETION OF THE MERGER (PAGE 25, 35, 41)

    The merger will become effective at the time when all conditions to the merger have been satisfied. It is currently anticipated that the merger will be completed within nine months following NEES's shareholder approval, but completion could be delayed (1) to obtain regulatory approvals and/or (2) if National Grid Group's ability to finance the transaction is disrupted by severe problems in the world's capital markets. While there can be no assurance that the required regulatory approvals will be obtained, NEES and National Grid Group believe that the necessary approvals can be obtained and the merger completed by early 2000.

CONDITIONS TO THE MERGER (PAGE 40)

    The obligations of the parties to complete the merger are subject to, among other requirements:

    - obtaining the approval of a majority of NEES outstanding shares for both the amendment to the NEES Agreement and Declaration of Trust and the merger; and

    - obtaining the approval of a majority of National Grid Group's shareholders voting at an extraordinary general meeting; and

    - complying with the regulatory requirements set forth under "Regulatory Matters" on page 25.

BACKGROUND OF THE MERGER (PAGE 15)

    For a description of the events leading to the approval of the merger agreement by the NEES Board, see "THE MERGER--Background of the Merger."

RECOMMENDATION OF THE NEES BOARD (PAGE 15, 17, 47, 64)

    THE NEES BOARD, AFTER CONSIDERING THE TERMS OF THE PROPOSED MERGER AGREEMENT, UNANIMOUSLY:

    - DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTEREST OF, NEES AND ITS SHAREHOLDERS;

    - APPROVED THE MERGER; AND

    - DETERMINED TO RECOMMEND TO SHAREHOLDERS THAT THEY VOTE "FOR" APPROVAL OF THE MERGER.

    For a discussion of the factors the Board considered, see (page 17) "Reasons for the Merger and the Recommendation of the Board."

    THE BOARD UNANIMOUSLY RECOMMENDS THAT NEES SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE NEES AGREEMENT AND DECLARATION OF TRUST.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT NEES SHAREHOLDERS VOTE "FOR" APPROVAL OF THE MERGER.

    THE BOARD ALSO UNANIMOUSLY RECOMMENDS THAT NEES SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE INDIVIDUALS NOMINATED AS DIRECTORS.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT NEES SHAREHOLDERS VOTE "AGAINST" THE SHAREHOLDER PROPOSAL.

OPINION OF FINANCIAL ADVISOR (PAGE 19)

    Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") delivered an opinion to the NEES Board of Directors at a meeting held on December 11, 1998, to the effect that the Merger Consideration was fair from a financial point of view to the holders of NEES common shares. The full text of the opinion of Merrill Lynch dated as of the date of this proxy statement sets forth the assumptions made, matters considered and limits of the review undertaken by Merrill Lynch and is attached to this document as Appendix B. YOU SHOULD CAREFULLY READ THE OPINION OF MERRILL LYNCH IN ITS ENTIRETY. MERRILL LYNCH'S OPINION IS DIRECTED TO THE BOARD, RELATES ONLY TO THE FAIRNESS OF THE MERGER CONSIDERATION FROM A FINANCIAL POINT OF VIEW TO THE HOLDERS OF NEES COMMON SHARES AND DOES NOT CONSTITUTE A RECOMMENDATION AS TO HOW YOU SHOULD VOTE ON THE MERGER.

FEDERAL INCOME TAX CONSEQUENCES (PAGE 25)

    The receipt of cash by a shareholder as a result of the merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable local, state, foreign and other tax laws.

REGULATORY MATTERS (PAGE 25)

    Certain federal and state regulatory requirements must be complied with before the merger can be completed, including:

    - the approval of the Federal Energy Regulatory Commission ("FERC");

    - the approval of the Securities and Exchange Commission ("SEC") pursuant to the Public Utility Holding Company Act of 1935 ("PUHCA");

    - approval of the Nuclear Regulatory Commission ("NRC"); and

    - the support or approval of the regulatory agencies in the states in which NEES companies operate.

    In addition, prior to completing the merger, the applicable waiting period under a federal antitrust law, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), must expire or terminate, and the merger must survive any challenge by the federal government on the basis of national security concerns under the Exon-Florio Provisions of the Omnibus Trade and Competitiveness Act of 1988 ("Exon-Florio").

SHAREHOLDERS' RIGHTS OF APPRAISAL (PAGE 12)

    If the merger is completed, any NEES shareholder who (1) files a written objection to the merger with NEES before the taking of the vote on the approval of the merger, (2) votes against the merger and (3) follows certain procedures described in this proxy statement, will have the right to have an independent valuation made of his or her shares and receive the amount of the valuation in exchange for his or her shares instead of the $53.75 (plus up to $.60 per share if completion of the merger is delayed) as provided in the merger. The amount you will receive if you exercise your appraisal rights may be equal to, more than or less than the amount you would receive as consideration in the merger.

MARKET PRICES AND DIVIDENDS ON NEES COMMON SHARES (PAGE 44)

    On December 11, 1998, the last day of trading prior to the announcement of the merger, the high, low and closing sales prices of the common shares as quoted on the New York Stock Exchange ("NYSE") were $43.00, $42.00 and $43.00, respectively.

    On March 18, 1999, the most recent practicable date prior to the printing of this proxy statement, the high, low and closing prices of the common shares as quoted on the NYSE were $49 1/8, $48 13/16, and $49 1/8, respectively.

RECENT EVENTS (PAGE 65)

    In keeping with NEES's announced goal of expanding its electricity delivery business, on February 1, 1999, NEES announced that it had entered into an agreement to merge with Eastern Utilities Associates ("EUA"), under which NEES will acquire all outstanding shares of EUA for $31 per share subject to an upward adjustment. NEES and EUA consistently have been the two lowest-cost, major electric companies in the New England region. It is expected that the geographical fit of the two companies will result in even greater efficiencies. The merger between NEES and EUA is expected to be completed by early 2000. The merger between NEES and EUA is not conditioned on the closing of the merger between NEES and National Grid. National Grid has consented to the EUA merger. NEES shareholders are not being asked to vote on the NEES/EUA merger because no NEES shares are being offered in connection with that merger, and because the NEES Agreement and Declaration of Trust does not require that NEES shareholders approve such a merger.

SELECTED CONSOLIDATED FINANCIAL DATA

    The following table sets forth selected consolidated financial data of NEES and its subsidiaries for each of its five fiscal years ended December 31, 1994 through December 31, 1998. NEES's financial statements for the years ended December 31, 1994 through December 31, 1997 were audited by Coopers & Lybrand L.L.P. (now known as PriceWaterhouseCoopers LLP following a merger with Price Waterhouse LLP), independent public accountants. NEES's financial statements for the year ended December 31, 1998 were audited by PriceWaterhouseCoopers LLP, independent public accountants.

    The selected financial data set forth below does not purport to be complete and should be read in conjunction with, and are qualified in their entirety by, NEES's annual reports, including the notes thereto, to which the reader should refer and may obtain from NEES or the SEC.

                                                                   YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------------
                                                 1998          1997          1996          1995          1994
                                             ------------  ------------  ------------  ------------  ------------

                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
SELECTED INCOME STATEMENT DATA
Operating Revenue..........................  $  2,420,533  $  2,502,591  $  2,350,698  $  2,271,712  $  2,243,029
Operating Income...........................  $    316,626  $    366,861  $    348,118  $    323,428  $    296,496
Net Income:
  Continuing Operations....................  $    190,042  $    220,038  $    208,936  $    204,757  $    199,426

Earnings per Diluted Average Common Share
  Outstanding:
  Continuing Operations....................  $       3.04  $       3.39  $       3.22  $       3.15  $       3.07

Cash Dividends Declared Per Common Share...  $       2.36  $       2.36  $       2.36  $      2.345  $      2.285

SELECTED BALANCE SHEET DATA
Total Assets...............................  $  5,081,959  $  5,311,647  $  5,223,251  $  5,190,876  $  5,084,841
Total Long-Term Debt.......................  $  1,054,912  $  1,487,481  $  1,614,578  $  1,675,170  $  1,520,488
Common Share Equity........................  $  1,572,131  $  1,744,442  $  1,685,417  $  1,631,779  $  1,580,838
Book Value Per Share.......................  $      26.53  $      27.03  $      25.98  $      25.13  $      24.33

                               THE ANNUAL MEETING

INTRODUCTION

    The Board of Directors of NEES is soliciting proxies in the accompanying form. The Board unanimously recommends that the shareholders of NEES vote FOR the amendment to the NEES Agreement and Declaration of Trust, FOR approval of the merger with National Grid Group, FOR the election of directors, and AGAINST the shareholder proposal.

MATTERS TO BE CONSIDERED

    At the Annual Meeting, holders of NEES common shares will be asked to amend the NEES Agreement and Declaration of Trust and approve the merger, which is governed by the merger agreement, dated as of December 11, 1998, by and among National Grid Group, NGG Holdings and NEES, and the transactions contemplated by the merger agreement, including the merger of NGG Holdings with and into NEES. As a result of the merger, each common share (other than (1) shares held by NEES, as treasury stock, or any of its subsidiaries and (2) shares owned by National Grid Group or any of its subsidiaries) will be converted into the right to receive the Merger Consideration upon surrender of the certificate formerly evidencing such common share. In addition, the common shares held as treasury shares (the "Rabbi Trust Shares") under the New England Electric System Companies' Rabbi Trust effective January 1, 1994, amended October 3, 1994 and amended December 2, 1996 (the "Rabbi Trust"), will be converted into the right to receive the Merger Consideration.

    At the Annual Meeting, NEES shareholders also will be asked to elect directors and to vote on a shareholder proposal, if properly presented to the meeting.

DATE, TIME AND PLACE

    The Annual Meeting will be held on Monday, May 3, 1999 at 10:30 a.m., local time, at Mechanics Hall, 321 Main Street, Worcester, Massachusetts and at any adjournment thereof.

RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED

    The Board of Directors has fixed the close of business on March 5, 1999 as the record date for the determination of holders of common shares entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Accordingly, holders of record of common shares issued and outstanding as of the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting. On the record date, there were 59,142,452 common shares issued and outstanding and entitled to vote held by approximately 44,000 holders of record. Each common share is entitled to one vote on each matter to be acted upon or which may come before the Annual Meeting.

    An affirmative vote of a majority of the shares outstanding and entitled to vote is required for approval of the amendment to the NEES Agreement and Declaration of Trust. If the amendment to the NEES Agreement and Declaration of Trust is approved by NEES shareholders, an affirmative vote of a majority of the shares outstanding and entitled to vote will be required for approval of the merger with National Grid Group. Both the proposal to amend the NEES Agreement and Declaration of Trust and the merger proposal must be approved by the NEES shareholders for the merger to occur. An affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors and for the approval of any shareholder proposal if properly presented to the meeting.

    Broker nonvotes on a particular proposal (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and the broker or nominee does not have discretionary voting power on that proposal) will be counted as present but not voting on such matter.

PROXIES, REVOCABILITY OF PROXIES

    If a shareholder does not return a properly executed proxy, and does not vote at the Annual Meeting, his or her shares will not be voted, which will have the same effect as a vote "Against" the amendment to the NEES Agreement and Declaration of Trust and a vote "Against" approval of the merger.

    The enclosed proxy provides that each shareholder of NEES may specify that his or her common shares be voted "For", "Against" or "Abstain" from voting with respect to (1) the amendment to the NEES Agreement and Declaration of Trust, (2) the approval of the merger, (3) the shareholder proposal and (4) any other business that may properly come before the Annual Meeting or any adjournments thereof. Abstentions are counted separately, but have the same effect as "Against" votes for the matters listed above.

    In addition, the enclosed proxy provides that each shareholder of NEES may specify that his or her common shares be voted "For" or "Withhold Authority" for the election of directors. Any shareholder executing and returning a proxy has the right to withhold authority with respect to the election of directors. In connection with the election of directors, a vote to "Withhold Authority" will have the same effect as an abstention. If a shareholder does not return a properly executed proxy, and does not vote at the Annual Meeting, then his or her shares will not be counted for a quorum at the meeting and will not be voted with respect to the election of directors.

    If a shareholder does not return a properly executed proxy, and does not vote at the Annual Meeting, then his or her shares will not be counted for a quorum at the meeting and will not be voted with respect to the shareholder proposal.

    If properly executed and received prior to or at the Annual Meeting, and not revoked, the enclosed proxy will be voted in accordance with the choice specified. Where a signed proxy is returned, but no choice is specified, the common shares will be voted "FOR" approval of the amendment to the NEES Agreement and Declaration of Trust, "FOR" approval of the merger, "FOR" the election of directors and "AGAINST" the shareholder proposal. SHAREHOLDERS SHOULD MARK THE RELEVANT BOX ON THE PROXY TO INDICATE HOW THEIR COMMON SHARES ARE TO BE VOTED. IN ORDER TO ENSURE THAT VOTES ARE RECEIVED IN TIME TO BE COUNTED, PROXIES SHOULD BE RECEIVED BY THE CLOSE OF BUSINESS ON APRIL 30, 1999.

    Any shareholder who executes and returns a proxy may revoke it at any time before it is voted at the Annual Meeting. A shareholder may revoke a proxy by
(1) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; (2) revoking the proxy in writing and delivering the revocation to The Bank of New York before the Annual Meeting; or
(3) voting in person at the Annual Meeting. A shareholder's attendance at the Annual Meeting will not by itself revoke a proxy given by such shareholder.

    By completing the enclosed proxy you are voting the common shares held in your name and, any shares held by you under the dividend reinvestment and common share purchase plan and any restricted shares held by you under the Incentive Share Plan. In the event common shares are held in trust for you as a participant in one or more thrift plans, you will receive a separate form for instructing the trustee how to vote those shares.

    SHAREHOLDERS SHOULD NOT FORWARD ANY SHARE CERTIFICATES WITH THEIR PROXY CARDS. A LETTER OF TRANSMITTAL WITH INSTRUCTIONS FOR THE SURRENDER OF SHARE CERTIFICATES WILL BE MAILED TO SHAREHOLDERS PROMPTLY AFTER THE EFFECTIVE TIME OF THE MERGER.

SHAREHOLDERS' RIGHTS OF APPRAISAL

    If the amendment to the NEES Agreement and Declaration of Trust and the merger both are approved by the shareholders at the meeting and the merger is completed, any shareholder (1) who files with NEES, before the taking of the vote on the approval of the merger, written objection to the merger stating that he or she intends to demand payment for his or her shares at the appraisal value thereof instead of the amount payable in the merger if the merger is completed and (2) whose shares are not voted in favor of the merger, will have the right to demand in writing from NEES within twenty days after the date of mailing to him or her of notice in writing that the merger has become effective, payment for his or her shares at the appraisal value thereof instead of the amount payable in the merger. NEES and such shareholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts, which are set forth in Appendix D to this document.

EXPENSES OF SOLICITATION

    This solicitation is by the Board of Directors of NEES. The expense of preparing and mailing this proxy statement and other incidental expenses of solicitation will be paid by NEES. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals, and NEES will reimburse them for the expense of doing so. Officers and regular employees of a subsidiary of NEES may solicit proxies through the use of the mails or telephone, facsimile, or electronic mail. Innisfree M&A Incorporated has been retained to assist NEES in the solicitation of proxies, primarily from brokers, banks, and other nominees, at an estimated initial cost of $25,000 plus reimbursement of reasonable out-of-pocket expenses.

EXCHANGE OF CERTIFICATES AFTER COMPLETION OF THE MERGER

    Prior to the effective time of the merger, National Grid Group or NGG Holdings will designate a bank or trust company to act as paying agent to effect the payment of the Merger Consideration. National Grid Group or NGG Holdings will make available to the paying agent available funds in amounts and at the times necessary for the payment of the Merger Consideration upon surrender of the shareholder's share certificate. Promptly after the effective time of the merger, the paying agent will mail to each holder of record of NEES common shares at the effective time of the merger (1) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the share certificate will pass, only upon actual delivery of the share certificate to the paying agent) and (2) instructions for use in effecting the surrender of the share certificate in exchange for the Merger Consideration.

    Upon surrender of a share certificate to the paying agent for cancellation, together with a duly executed letter of transmittal and such other documents as the paying agent may require, the holder of such share certificate will be entitled to receive the Merger Consideration in exchange for each common share represented by the certificate so surrendered. In the event of a transfer of ownership of canceled shares which is not registered in the transfer records of NEES, the Merger Consideration may be given to a transferee if the certificate representing such share is presented to the paying agent, accompanied by all documents required to evidence and effect such transfer and by evidence satisfactory to the paying agent that any applicable stock transfer taxes have been paid. Until surrendered, each share will be deemed at any time after the effective time of the merger to represent only the right to receive the Merger Consideration upon surrender of such share. No interest will be paid or will accrue on the Merger Consideration payable to holders of shares.

    SHAREHOLDERS SHOULD NOT FORWARD SHARE CERTIFICATES TO THE PAYING AGENT UNTIL THEY HAVE RECEIVED TRANSMITTAL FORMS. SHAREHOLDERS SHOULD NOT RETURN SHARE CERTIFICATES WITH THE ENCLOSED PROXY.

                PROPOSAL 1--AMENDMENT TO THE NEES AGREEMENT AND
                 DECLARATION OF TRUST TO FACILITATE THE MERGER
                               (A NEES PROPOSAL)

    The Board of Directors recommends a vote "FOR" this proposal.

    NEES is a Massachusetts business trust and not a corporation. NEES is governed by an Agreement and Declaration of Trust rather than Articles of Organization. The proposed amendment would provide that:

    - a Massachusetts limited liability company like NGG Holdings LLC could be merged into NEES

    - shareholders who do not consent to a merger are entitled to appraisal rights substantially identical to appraisal rights shareholders of a Massachusetts business corporation merging with another Massachusetts business corporation have and that the appraisal rights are the only remedy non-consenting shareholders have.

    The proposed new Article 59B provides that a Massachusetts limited liability company could merge into NEES in accordance with Chapters 156C and 182 of the Massachusetts General Laws. A limited liability company is a relatively new kind of entity that is like a partnership in some respects and like a corporation in other respects. Under Chapters 156C and 182 of the Massachusetts statutes, which were enacted in 1995, a Massachusetts limited liability company may merge with a Massachusetts business trust. The NEES Agreement and Declaration of Trust predated the Massachusetts statute on limited liability companies, and accordingly, the NEES Agreement and Declaration of Trust did not give shareholders the ability to vote to merge with limited liability companies. The proposed amendment will enable shareholders to vote on such merger. After adoption of the proposed amendment, such a merger could be effected by vote of a majority of the shares outstanding and a two-thirds vote of the Board of Directors. In order to accomplish the merger of NGG Holdings into NEES, this amendment to the NEES Agreement and Declaration of Trust is necessary.

    The proposed new Article 59B also provides that in any merger between NEES and a Massachusetts limited liability company, shareholders who vote against the merger, and follow the procedures set forth below, have the same appraisal rights as stockholders of a Massachusetts business corporation merging with another Massachusetts business corporation. Massachusetts General Laws, Chapter 156B, Sections 87-98 provide that stockholders of a Massachusetts business corporation in such a merger, if they give a specified written notice before a merger vote and also vote against the merger, can go through a procedure to have an independent valuation made of the shares and receive the amount of the valuation in exchange for their shares. Such an appraisal procedure is being offered in the current merger vote being taken. See page 12 for a description of appraisal rights. This would be the only remedy for any objecting shareholders should such a merger be consummated. The proposed language changes to Article 58 would conform Article 58 to Article 59B to allow for a certificate to be filed in the event of a merger pursuant to the new Article 59B.

    The text of existing Article 58 and the proposed language changes and the text of the proposed new Article 59B are in Appendix C. The description of the proposed amendment given above is qualified in its entirety by reference to Appendix C.

    To become effective, the proposed amendment to the NEES Agreement and Declaration of Trust must be approved by an affirmative vote of shareholders holding a majority of the outstanding shares. The Board of Directors must approve the amendment by a two-thirds vote. The SEC must also grant an order under the Public Utility Holding Company Act of 1935 authorizing the proposed amendment. NEES is seeking such authorization.

                             PROPOSAL 2--THE MERGER

    THE BOARD OF DIRECTORS OF NEES HAS UNANIMOUSLY APPROVED THE MERGER. THE BOARD UNANIMOUSLY RECOMMENDS THAT NEES SHAREHOLDERS VOTE "FOR" APPROVAL OF THE MERGER.

    THE DISCUSSION IN THIS PROXY STATEMENT OF THE MERGER AND THE DESCRIPTION OF THE PRINCIPAL TERMS THEREOF ARE SUBJECT TO AND QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND WHICH IS INCORPORATED IN THIS PROXY STATEMENT BY REFERENCE. SHAREHOLDERS ARE URGED TO READ THE MERGER AGREEMENT IN ITS ENTIRETY.

BACKGROUND OF THE MERGER

    Historically, electric utilities have provided their customers bundled electric service, including power supply, transmission and distribution service, within exclusive franchise service territories. As the result of a number of trends, including a disparity in electric rates among regions of the country and new regulations and legislation intended to foster competition, electric consumers in various states are being allowed to choose their power supplier, with incumbent utilities being required to deliver that electricity over their transmission and distribution systems. In the states served by the NEES companies, as the result of legislation and agreements entered into by the NEES companies with state regulators, all customers of the NEES companies currently have the right to choose their power supplier.

    To support the development of a competitive market, utilities in some states (particularly in the Northeast United States) have been strongly encouraged to separate (1) ownership of generating plants, which are expected to operate in a competitive market, from (2) ownership of transmission and distribution facilities which, because of their natural monopoly characteristics, continue to operate in a regulated environment. In 1996, as part of its settlements with state regulators and other parties, NEES agreed to divest its generation business. This agreement to divest enabled NEES to quantify its stranded costs and secured support from regulators and legislative leaders for the recovery by NEES of those stranded costs. Divestiture of the generation business also allowed NEES to concentrate on the electricity delivery business, and avoid the volatile returns and possible losses from the generation business. In September 1998, NEES completed the divestiture of substantially all of its non-nuclear generating businesses, becoming principally a transmission and distribution company.

    As a result of these and other developments designed to encourage increased efficiency and lower electricity prices, NEES has over the past several years evaluated opportunities to gain efficiencies by expanding the scale of its business through mergers and acquisitions. Together with its financial advisor, Merrill Lynch, and its legal counsel, Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), management of NEES has reviewed with the Board on numerous occasions various potential merger and acquisition opportunities. Expansion of NEES's transmission and distribution business was incorporated as a major strategic goal in "NEES 2000", NEES's business goals, introduced at the Annual Shareholder Meeting in April 1997.

    At a special meeting of the Board in February 1998, management reviewed with the Board its outlook for NEES's business given industry restructuring and the pending divestiture of NEES's generating business. In addition to reviewing potential acquisition opportunities, management also discussed with the Board that the sale of NEES or the merger of NEES with another entity could produce more value for shareholders than an acquisition, because at the time of the meeting utilities were trading at cyclical highs, and many companies in the utility industry had a significant amount of cash as a result of recent asset sales and securitizations, with limited opportunities to redeploy that cash other than through acquisitions. After discussion, the Board authorized management and its advisors to continue exploring the acquisition of other transmission and distribution companies but also authorized the commencement of discussions with entities who would be interested in considering a merger with or acquisition of NEES.

    As a result of the Board's direction, a number of potential strategic partners were contacted in order to determine the potential interest of those entities in commencing discussions with NEES. Some of these entities, including National Grid Group, had previously been approached or had approached NEES regarding a potential business combination. Those entities which expressed an interest in commencing discussions were asked to sign confidentiality and standstill agreements with NEES in order to gain access to proprietary business information. A confidentiality and standstill agreement was entered into with The National Grid Company in June 1998.

    From February through August 1998, NEES management and advisors to NEES met with National Grid Group principals and advisors to National Grid Group for the purpose of sharing business information and investigating a combination of NEES with National Grid Group. Also during the period February through August 1998, NEES management and advisors to NEES met with five parties other than National Grid Group who were preliminarily interested in acquiring or merging with NEES; the purpose of these meetings also was to share business information and investigate a combination of NEES with those entities. At five meetings of the Board during this period, management reviewed with the Board the status of the various discussions and discussed the benefits to NEES and its shareholders of continuing as an independent transmission and distribution company, or entering into a business combination with one or more interested parties. These five meetings of the Board took place on February 24, April 28, May 26, July 15, and August 25, 1998.

    Beginning in September 1998, NEES began more extensive discussions with National Grid Group and one other interested party who had signed a confidentiality and standstill agreement ("Company A"). On September 10, 1998 senior management of NEES (Richard P. Sergel, President and Chief Executive Officer; Alfred D. Houston, Chairman; Michael E. Jesanis, Senior Vice President and Chief Financial Officer; Cheryl A. LaFleur, Senior Vice President and General Counsel; and Lawrence J. Reilly, President of the NEES distribution companies) and National Grid Group (David Jones, Group Chief Executive; Roger Urwin, Managing Director, Transmission; Wob Gerretsen, Business Development Director; Charles Carter, Corporate Finance Manager, and Clare Phelan, President, National Grid (USA) Inc.) met for the purpose of sharing strategic visions about their respective businesses and the potential advantages of combining NEES with National Grid Group.

    Also beginning in September 1998, NEES and Company A conducted comprehensive due diligence of each other's operations to allow Company A the opportunity to make a proposal for a merger with or acquisition of NEES. Between September 23, 1998 and November 13, 1998, NEES management discussed potential terms for a merger with management of Company A. There were also several meetings and telephone conferences between NEES and National Grid Group senior management.

    The NEES Board of Directors met on September 22, October 26 (in executive session), October 27, and November 4, 1998, and the Executive Committee of the Board of Directors met on October 1, 1998. At these meetings, members of the Board were apprised of the progress of discussions with National Grid Group and Company A, as well as the regulatory requirements to close a business combination with either. The Board directed management to continue discussions with both National Grid Group and Company A.

    On October 19, 1998, a meeting of LeBoeuf, Lamb, Greene & MacRae, L.L.P. ("LeBoeuf Lamb"), counsel to National Grid Group, Skadden Arps and NEES's internal legal counsel was conducted to discuss the strategy for obtaining regulatory approvals of a potential combination of the parties.

    On November 4, 1998, at a meeting attended by Messrs. Sergel and Jesanis for NEES and Messrs. Jones and Stephen Box (Finance Director) for National Grid Group, National Grid Group informed NEES of its desire to make a proposal to acquire NEES and provided an indication of potential terms of such an acquisition. On November 12, 1998, at a meeting in London attended by the same four people, NEES informed National Grid Group that its potential terms were inadequate and that continued discussions would be useful only if National Grid Group were willing to improve its potential terms. At this meeting, NEES agreed to provide National Grid Group with additional financial and other data. As a result, National Grid Group agreed to continue discussions with NEES and to conduct final due diligence on NEES's operations while reconsidering its initial proposal. Telephone conferences among NEES and National Grid senior management occurred on November 16 and 18, 1998.

    On November 22, 1998, Company A submitted to NEES a proposal to acquire NEES, which included an indicative price, subject to the negotiation of a satisfactory merger agreement. On November 24, 1998, management reviewed Company A's proposal and management's discussions with National Grid Group with the Board. Management recommended, and the Board concurred, that NEES proceed to negotiate a merger agreement with Company A and also continue to negotiate with National Grid Group.

    LeBoeuf Lamb produced a draft merger agreement on December 1, 1998, and negotiating sessions were conducted by counsel to both parties on December 4, 8, 10, and 11, 1998. Telephone conferences and meetings between NEES and National Grid Group were held on November 22, 23, and 30 and on December 6 and 7, 1998. On December 8, 1998, National Grid Group made a proposal, subject to negotiation of a definitive merger agreement, to acquire NEES for $53.75 per share subject to upward adjustment of up to $.60 per share for delays in the closing. On December 9, 1998, Company A advised NEES that it would not offer more than its previous proposed indicative price which was less than National Grid Group's proposal to acquire NEES.

    On December 9, 1998, the Board met to discuss and consider the proposals that had been received from National Grid Group and Company A. No other parties made proposals to acquire or merge with NEES. NEES's internal legal counsel and Skadden Arps discussed with the Board the legal and regulatory implications of the proposed transactions. Following its deliberations, the Board determined it was in the best interests of NEES's shareholders to continue to negotiate a merger with National Grid Group because the proposal from National Grid Group was financially superior to the proposal from Company A. Accordingly, the Board authorized management, together with Merrill Lynch and NEES's legal counsel, to suspend negotiations with Company A. The Board also authorized continued negotiations with respect to the proposal submitted by National Grid Group.

    On December 10 and 11, 1998, NEES, assisted by Merrill Lynch and Skadden Arps, completed negotiations with National Grid Group and LeBoeuf Lamb of the terms of the merger and the merger agreement.

    On December 11, 1998, the Board held a special meeting to review the terms of the transaction that had been negotiated with National Grid Group. After presentations by Merrill Lynch and Skadden Arps and full discussion and analysis by the Board, the Board unanimously (1) determined that it was in the best interests of NEES and its shareholders for NEES to enter into a business combination with National Grid Group, (2) determined that the terms of the merger were fair to, and in the best interests of, the shareholders of NEES, and
(3) authorized, approved and adopted the proposed agreement and plan of merger and the transactions contemplated by the merger agreement and the execution and delivery of the merger agreement. That evening, NEES, National Grid Group and NGG Holdings executed and delivered the merger agreement.

REASONS FOR THE MERGER AND THE RECOMMENDATION OF THE BOARD

    In determining to approve and recommend shareholders' approval of the merger, and in reaching its determination that the merger is fair to and in the best interests of the shareholders of NEES, the

Board consulted management and NEES's financial advisor, Merrill Lynch. The Board considered a number of factors, including, without limitation, the following:

    1. the Board's review and analysis of NEES's business, financial condition, earnings and prospects, as well as the competitive and changing regulatory environment facing NEES;

    2. historical market prices and trading information with respect to the common shares;

    3. a review of the possible alternatives to a sale of NEES in its entirety, including the prospects of continuing to operate NEES as an independent transmission and distribution company or acquiring other transmission and distribution companies in the New England region, the value to shareholders of such alternatives and the timing and likelihood of actually achieving additional value from these alternatives; and the possibility that NEES's future performance might not lead in the foreseeable future to a share price having a higher present value than the Merger Consideration;

    4. the Board's decision to approve the merger occurred only after (A) Merrill Lynch contacted, on behalf of NEES, a number of potential business partners over an extended period of time in a process that was designed to elicit third party proposals to acquire or merge with NEES and enhance shareholder value and (B) NEES met with and investigated these potential business partners;

    5. the minimum per share consideration of $53.75 to be paid in the merger represents a premium for the common shares of approximately 25%, and the maximum price per share of $54.35 represents a premium of 26.4%, in each case over the closing price of $43.00 per common share on December 11, 1998, the last trading day prior to the public announcement of the execution of the merger agreement;

    6. the financial presentations of Merrill Lynch, NEES's financial advisor, and its opinion dated December 11, 1998 to the Board as to the fairness of the Merger Consideration from a financial point of view to the holders of common shares as described in "--Opinion of the Financial Advisor;"

    7. the terms of the merger agreement, including the right of the Board of Directors of NEES to terminate the merger agreement prior to its approval by the holders of NEES common shares in the exercise of its fiduciary duty in connection with receipt by NEES of a proposal superior to that given by National Grid Group; and

    8. the likelihood of consummation of the merger, including an assessment that National Grid Group has the financial capability to acquire NEES for the Merger Consideration, and of the risks associated with obtaining necessary approvals and the possibility that the merger may not be consummated even if approved by shareholders. See "THE MERGER AGREEMENT--Conditions to Consummation of the Merger."

    The foregoing discussion of the information and factors considered by the Board is not intended to be all-inclusive. In determining to recommend the approval of the merger, the Board also considered that the merger was in the best interests of NEES's employees, customers and the communities that NEES serves. In view of the wide variety of factors considered in connection with its evaluation of the proposed merger, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the foregoing factors. Rather, the Board viewed its position and recommendation as being based on the totality of the information presented to and considered by it.

    THE BOARD HAS UNANIMOUSLY DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF SHAREHOLDERS AND HAS APPROVED THE MERGER. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF NEES VOTE FOR APPROVAL OF THE MERGER.

    During its deliberations to approve the Agreement and Plan of Merger, dated as of February 1, 1999 (the "EUA Merger Agreement"), by and among NEES, Research Drive LLC and EUA pursuant to which Research Drive LLC will be merged with EUA and EUA will thereby become a wholly-owned subsidiary of NEES (the "EUA Merger"), the Board considered the impact of the EUA Merger on the merger with National Grid Group from a regulatory standpoint and concluded that the EUA Merger would not cause a material delay in the consummation of, or otherwise adversely impact, NEES's merger with National Grid Group. Prior to entering into the EUA Merger Agreement, NEES obtained National Grid Group's consent to the EUA Merger, in accordance with the provisions of its merger agreement with National Grid Group.

OPINION OF THE FINANCIAL ADVISOR

    On December 11, 1998, Merrill Lynch delivered its written and oral opinion, subsequently confirmed in a written opinion dated as of the date of this proxy statement, to the NEES Board of Directors to the effect that, as of such dates, and based upon the assumptions made, matters considered and limits of review set forth in such opinions, the Merger Consideration to be received by the holders of NEES common shares in the merger was fair from a financial point of view to such holders. References in this proxy statement to the "Merrill Lynch Opinion" refer to the written opinion of Merrill Lynch dated as of the date of this proxy statement.

    A COPY OF THE MERRILL LYNCH OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND CERTAIN LIMITATIONS ON THE SCOPE OF REVIEW UNDERTAKEN BY MERRILL LYNCH, IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT. EACH HOLDER OF NEES COMMON SHARES IS URGED TO READ SUCH OPINION IN ITS ENTIRETY. THE MERRILL LYNCH OPINION WAS INTENDED FOR THE USE AND BENEFIT OF THE NEES BOARD OF DIRECTORS, WAS DIRECTED ONLY TO THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE MERGER CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF NEES COMMON SHARES, DID NOT ADDRESS THE MERITS OF THE UNDERLYING DECISION BY NEES TO ENGAGE IN THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY NEES SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE ANNUAL MEETING. THE MERGER CONSIDERATION WAS DETERMINED ON THE BASIS OF NEGOTIATIONS BETWEEN NEES AND NATIONAL GRID GROUP AND WAS APPROVED BY THE NEES BOARD OF DIRECTORS. THE SUMMARY OF THE MERRILL LYNCH OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERRILL LYNCH OPINION, WHICH IS ATTACHED AS APPENDIX B HERETO.

    In arriving at the Merrill Lynch Opinion, Merrill Lynch, among other things:

    1. reviewed certain publicly available business and financial information relating to NEES and EUA that Merrill Lynch deemed to be relevant;

    2. reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of NEES, both on a stand-alone basis and on a pro forma basis assuming the consummation of the EUA Merger, furnished to Merrill Lynch by NEES and EUA, as the case may be, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the EUA Merger (the "EUA Expected Synergies") furnished by NEES and EUA;

    3. conducted discussions with members of senior management of NEES and EUA concerning the matters described in clauses 1 and 2 above, as well as the business and prospects of NEES, with and without giving effect to the EUA Merger and the EUA Expected Synergies;

    4. reviewed the market prices and valuation multiples for NEES's common shares and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

    5. reviewed the results of operations of NEES and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

    6. compared the proposed financial terms of the merger with the financial terms of certain other transactions that Merrill Lynch deemed relevant;

    7. participated in certain discussions and negotiations among representatives of NEES, National Grid Group, EUA and their financial and legal advisors;

    8.  reviewed the merger agreement;

    9.  reviewed the terms and conditions of the EUA Merger Agreement; and

    10. reviewed such other financial studies and analyses and took into account such other matters as Merrill Lynch deemed necessary, including Merrill Lynch's assessment of general economic, market and monetary conditions.

    In preparing the Merrill Lynch Opinion, Merrill Lynch assumed that if the EUA Merger is consummated, it will be consummated in accordance with the terms and conditions of the EUA Merger Agreement.

    In preparing the Merrill Lynch Opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for Merrill Lynch, or publicly available. Merrill Lynch did not assume any responsibility for independently verifying such information or for undertaking an independent evaluation or appraisal of any of the assets or liabilities of NEES or EUA, and Merrill Lynch was not furnished with any such evaluation or appraisal. In addition, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of NEES or EUA. With respect to the financial forecast information and the EUA Expected Synergies furnished to or discussed with Merrill Lynch by NEES or EUA, Merrill Lynch assumed that they had been reasonably prepared and reflected the best currently available estimates and judgment of NEES's or EUA's management as to the expected future financial performance of NEES or EUA, as the case may be, and the EUA Expected Synergies.

    The Merrill Lynch Opinion was necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and upon the information made available to Merrill Lynch as of, the date of the Merrill Lynch Opinion. In addition, with the consent of NEES, Merrill Lynch assumed that all necessary regulatory consents and approvals for the merger would be obtained and that in the course of obtaining such consents and approvals, no restrictions would be imposed that would have a material adverse effect on the parties or that would materially impair the ability of the parties to complete the merger or the transactions contemplated by the merger agreement.

    The following is a summary of the material financial and comparative analyses performed by Merrill Lynch in connection with the Merrill Lynch opinion delivered to the NEES Board of Directors on December 11, 1998. The analyses summarized below did not take into account the potential effect of the EUA Merger that was entered into subsequent to the December 11, 1998 meeting of the NEES Board of Directors. NEES did not request from Merrill Lynch, and Merrill Lynch did not provide to NEES, an update of the following analyses to reflect the possible impact of the EUA Merger on the merger with National Grid Group. However, Merrill Lynch did consider the proposed EUA Merger in delivering its opinion dated as of the date of this proxy statement.

    SHARE PRICE STUDY

    Merrill Lynch reviewed historical trading information for NEES's common shares. This review indicated that for the 52-week period ended December 8, 1998, the per share closing price of the common shares ranged between $39.25 and $45.69. Additionally, the average closing price of the common shares over the 20-day period ended December 8, 1998 was calculated to be $42.34 (the "20-Day Average Price"). Merrill Lynch also compared the trading prices of the common shares for the one-year period and the three-year period ended December 8, 1998 to the S&P Electric Utility Index.

    DISCOUNTED CASH FLOW ANALYSIS

    Merrill Lynch derived estimated per share equity valuation ranges for NEES by performing discounted cash flow ("DCF") analyses. To perform these DCF analyses, Merrill Lynch analyzed NEES's principal ongoing regulated utility operations (the "Regulated Operations"), certain cash flows related to contract termination charges in respect of NEES's stranded costs ("CTCs") and NEES's other businesses (the "Other Businesses").

    In the case of the Regulated Operations, the DCF was calculated assuming discount rates ranging from 6.5% to 7.5% and was comprised of the sum of the present values of (1) the projected unlevered free cash flows for the years 1999 to 2004 as estimated by NEES and (2) the year 2004 terminal value based upon (a) a range of multiples of projected year 2004 net income of from 14.0x to 16.0x and (b) a range of multiples of projected year 2004 book value of from 1.60x to 2.00x. The DCF for the CTCs was calculated assuming discount rates ranging from 4.8% to 5.8% and was comprised of the sum of the present values of the projected unlevered free cash flows for the years 1999 through 2009 as estimated by NEES. The CTCs were assumed to have no value after 2009. For the Other Businesses, the DCF was calculated assuming discount rates ranging from 10.0% to 11.0% and was comprised of the sum of the present values of (1) the projected unlevered free cash flows for the years 1999 to 2004 as estimated by NEES and (2) the year 2004 terminal value based upon a range of multiples of projected year 2004 net income ranging from 11.0x to 13.0x. Merrill Lynch also reviewed for the Other Businesses the total per share amount of gross investment by NEES in the Other Businesses, including projected amounts to be invested in 1999, on a dollar-for-dollar basis (the "1999E Investment Method").

    These analyses resulted in an aggregate implied equity value per NEES common share (net of outstanding debt) that ranged from $37.54 to $44.31 under the net income method (except for the CTCs, which were valued solely on projected 1999 to 2009 cash flows) and from $35.47 to $42.88 under the book value method (except for the CTCs, which were valued solely on projected 1999 to 2009 cash flows, and the Other Businesses, which were valued using the 1999E Investment Method).

    PUBLICLY TRADED COMPARABLE COMPANY ANALYSIS

    Using publicly available information, Merrill Lynch compared certain financial and operating information and ratios (described below) for NEES with the corresponding financial and operating information and ratios for separate groups of publicly traded companies that Merrill Lynch deemed to be reasonably comparable to NEES. The companies included in the analysis were: BEC Energy, Consolidated Edison, Inc., Commonwealth Energy System, EUA, GPU, Inc., and The Montana Power Company (collectively, the "NEES Comparables").

    Merrill Lynch derived estimated valuation ranges for NEES by comparing as of December 8, 1998:

    1. current trading value as a multiple of projected 1999 earnings per share ("EPS") for the NEES Comparables, which estimates were obtained from Institutional Brokers Estimate System (as of December 8, 1998), and ranged from 13.5x to 21.3x, with a mean of 15.8x (as compared to NEES at 14.1x);

    2. current trading value as a multiple of the quotient obtained by dividing estimated 1999 price to earnings ratio for NEES's common shares by the five year estimated EPS growth rate for the NEES Comparables ("1999 Growth Rate Multiple"), and ranged from 3.7x to 7.9x, with a mean of 5.3x (as compared to NEES at 5.4x); and

    3. current trading value as a multiple of book value for the NEES Comparables, which ranged from 1.38x to 2.81x, with a mean of 1.93x (as compared to NEES at 1.62x).

    These three analyses resulted in corresponding estimated per share ranges of values of NEES common shares (based on approximately 59.34 million shares outstanding) of:

    1. $43.29 to $51.58 (based on the 1999 EPS method and using a relevant range of valuation multiples of 14.1x to 16.8x);

    2. $31.13 to $42.30 (based on the 1999 Growth Rate Multiples method and using a relevant range of valuation multiples of 3.9x to 5.3x); and

    3. $44.30 to $49.98 (based on the book value method and using a relevant range of valuation multiples of 1.64x to 1.85x).

    COMPARABLE TRANSACTION ANALYSIS

    Merrill Lynch reviewed certain publicly available information regarding 11 selected business combinations in the utility industry announced since August 1995 (collectively, the "Comparable Transactions") that Merrill Lynch deemed relevant in evaluating the merger. The Comparable Transactions and the dates these transactions were announced are as follows:

    1.  PacifiCorp and Scottish Power plc (December 1998);

    2.  Commonwealth Energy System and BEC Energy (December 1998);

    3.  CILCORP Inc. and The AES Corporation (November 1998);

    4.  MidAmerican Energy Holdings Company and CalEnergy Company, Inc. (August
       1998);

    5.  Orange and Rockland Utilities, Inc. and Consolidated Edison, Inc. (May
       1998);

    6. Central and South West Corporation and American Electric Power Company, Inc. (December 1997);

    7.  KU Energy Corporation and LG&E Energy Corp. (May 1997);

    8.  DQE, Inc. and Allegheny Energy, Inc. (April 1997);

    9.  Centerior Energy Corporation and Ohio Edison Company (September 1996);

    10. Potomac Electric Power Company and Baltimore Gas & Electric Company (September 1995); and

    11. CIPSCO Incorporated and Union Electric Company (August 1995).

    With respect to the Comparable Transactions, Merrill Lynch compared the "offer value" (generally defined as the per share offer price for the acquired company multiplied by the sum of the number of acquired company shares outstanding and the number of acquired company options outstanding (net of option proceeds)) of each such transaction:

    1. as a percentage acquisition premium to the stock price of the acquired company prior to the date of announcement,

    2. as a multiple of the next four quarter's estimated EPS of the acquired company at the date of announcement ("Forward EPS"), and

    3. as a multiple of the book value of the acquired company at the date of the announcement.

    The results of these analyses were as follows:

    1. the acquisition premiums for such transactions ranged from 17% to 43%, with a mean of 28%;

    2. the multiples of offer value to Forward EPS ranged from 11.1x to 19.7x, with a mean of 17.0x (excluding from the calculation of the mean the Centerior Energy Corporation/Ohio Edison Company transaction); and

    3. the multiples of the offer value to book value ranged from 0.84x to 2.65x, with a mean of 1.97x (excluding from the calculation of the mean the KU Energy Corporation/LG&E Energy Corp. and Centerior Energy Corporation/Ohio Edison Company transactions).

    These analyses resulted in corresponding estimated per share ranges of values of NEES common shares (based on approximately 59.34 million shares outstanding) of:

    1. $50.68 to $59.77 (using a relevant range of acquisition premiums of 17% to 38%);

    2. $49.43 to $60.48 (using a relevant range of multiples of offer value to Forward EPS of 16.1x to 19.7x); and

    3. $45.93 to $52.68 (using a relevant range of multiples of offer value to book value of 1.70x to 1.95x).

    SENSITIVITY ANALYSIS

    Merrill Lynch performed a sensitivity analysis with respect to the Merger Consideration by analyzing an "adjusted offer value" for the Merger Consideration which took into account the effect on the present value of the offer price at various closing periods ranging from 12 to 18 months (the "Adjusted Offer Value"). The Adjusted Offer Value represented the sum, for each estimated closing period, of (1) the offer price of $53.75 per common share discounted over the relevant period; (2) the present value of NEES's quarterly dividends of $0.59 per share over the relevant period; and (3) the present value over the relevant period of the indexing payments of $0.30 per quarter, to the extent provided for in the merger agreement. The calculations used a discount rate of 9.1%. This analysis resulted in the following Adjusted Offer Values (1) $51.77 for a 12-month closing period, (2) $51.50 for a 15-month closing period, and (3) $50.97 for an 18-month closing period.

    Merrill Lynch also compared an assumed offer price of $54.05 (the "Assumed Offer Price"), reflecting the $53.75 base offer price plus an assumed $.30 indexing payment, as a premium to the trading price of NEES common shares on December 8, 1998 and to the 20-Day Average Price. These comparisons resulted in the Assumed Offer Price representing a 24.8% premium over the December 8, 1998 trading price and a 27.6% premium over the 20-Day Average Price.

    The summary set forth above does not purport to be a complete description of the analyses performed by Merrill Lynch in arriving at the Merrill Lynch opinions. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial or summary description. Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all such factors and analyses, could create a misleading view of the processes underlying the Merrill Lynch opinions. Merrill Lynch did not assign relative weights to any of its analyses in preparing the Merrill Lynch opinions. The matters considered by Merrill Lynch in its analyses were based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond NEES's and Merrill Lynch's control and involve the application of complex methodologies and educated judgment. Any estimates contained in the analyses performed by Merrill Lynch are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and such estimates are inherently subject to uncertainty.

    No public company utilized as a comparison in the analyses described above is identical to NEES, and none of the Comparable Transactions utilized as a comparison is identical to the proposed merger. In addition, various analyses performed by Merrill Lynch incorporate projections prepared by research analysts using only publicly available information. Such estimates may or may not prove to be accurate. An analysis of publicly traded comparable companies and comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies or company to which they are being compared.

    The NEES Board of Directors selected Merrill Lynch to act as its financial advisor because of Merrill Lynch's reputation as an internationally recognized investment banking firm with substantial experience in transactions similar to the merger and because Merrill Lynch is familiar with NEES and its business. As part of its investment banking business, Merrill Lynch is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, secondary distributions of listed and unlisted securities and private placements.

    In accordance with a letter agreement between NEES and Merrill Lynch dated as of November 4, 1996, as amended by a letter agreement dated December 1, 1998, NEES has agreed to pay Merrill Lynch upon consummation of the merger, a fee of approximately $11,200,000 (the "Merger Fee"). The Merger Fee is payable in three installments as follows: (a) 25% upon the execution of the merger agreement, (b) 25% upon the approval of the merger by NEES's shareholders, and (c) any remaining unpaid portion upon the closing of the merger. In the event the merger is not consummated and NEES receives a termination fee from National Grid Group, NEES has agreed to pay Merrill Lynch 10% of such fee (excluding any payment to NEES related to the reimbursement of actual out-of-pocket expenses incurred by NEES, with the proviso that the fee payable to Merrill Lynch described in this sentence shall not be considered an out-of-pocket expense), less any portion of the Merger Fee previously paid to Merrill Lynch. NEES has also agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses (including the reasonable fees and disbursements of legal counsel) and to indemnify Merrill Lynch and certain related parties from and against certain liabilities, including liabilities under the federal securities laws arising out of its engagement.

    Merrill Lynch is currently providing financial advisory services to NEES in connection with the pending EUA Merger, and has, in the past, provided financial advisory and financing services to NEES and/or its affiliates and may continue to do so, and has received, and may continue to receive, fees for the rendering of such services. In addition, in the ordinary course of its business, Merrill Lynch may actively trade the NEES common shares and other securities of NEES and the shares of common stock of EUA and other securities of EUA, as well as securities of National Grid Group, for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

ACCOUNTING TREATMENT OF THE MERGER

    The merger will be accounted for as an acquisition of NEES by National Grid Group from the date of the acquisition. The difference between the fair value of the purchase consideration and the fair value of the identified assets acquired will be accounted for as goodwill. National Grid will account for the merger in accordance with U.K. generally accepted accounting principles.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS

    The following is a summary of certain federal income tax consequences of the merger to holders of common shares. The discussion is for general information only and does not purport to consider all aspects of federal income taxation that might be relevant to holders of common shares. The discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder and administrative and judicial interpretations thereof, all as in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect). The discussion applies only to shareholders for whom common shares are capital assets within the meaning of Section 1221 of the Code, and does not apply to common shares received pursuant to the exercise of an employee option or otherwise as compensation, common shares held as part of a "straddle," "hedge," "conversion transaction," "synthetic security," or other integrated investment, or to certain types of shareholders (including, without limitation, financial institutions, insurance companies, tax-exempt organizations and broker-dealers) who may be subject to special rules. This discussion does not discuss the federal income tax consequences to a shareholder who, for federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership or a foreign estate or trust, nor does it consider the effect of any foreign, state, local or other tax laws.

    BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, HOLDERS OF COMMON SHARES SHOULD CONSULT THEIR TAX ADVISORS TO DETERMINE THE TAX EFFECTS TO SUCH SHAREHOLDER OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS.

    The receipt of cash for common shares because of the merger will be a taxable transaction for federal income tax purposes, and may also be a taxable transaction under applicable foreign, state, local or other tax laws. For federal income tax purposes, a shareholder generally will recognize capital gain or loss equal to the difference between the amount of cash received and such shareholder's adjusted tax basis in the common shares surrendered. Gain or loss must be determined separately for each block of common shares held (for example, common shares acquired at the same cost in a single transaction).

    Net capital gain recognized by individuals from the sale of property held for more than 12 months will generally be taxed at a maximum rate of 20% for federal income tax purposes (or 10% if the capital gain would be taxed at only a 15% rate if such gain were treated as ordinary income). There are limitations on the deductibility of capital losses.

    Payments in connection with the merger may be subject to "backup withholding" at a rate of 31%, unless a shareholder of common shares (1) provides a correct taxpayer identification number ("TIN") (which, for an individual shareholder, is the shareholder's social security number) and any other required information to the paying agent, or (2) is a corporation or comes within certain exempt categories and, when required, demonstrates this fact, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide a correct TIN may be subject to penalties imposed by the Internal Revenue Service. Any amount paid as backup withholding does not constitute an additional tax and will be creditable against the shareholder's federal income tax liability. Each shareholder should consult with its own tax advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption. SHAREHOLDERS MAY PREVENT BACKUP WITHHOLDING BY COMPLETING A SUBSTITUTE FORM W-9 AND SUBMITTING IT TO THE PAYING AGENT FOR THE MERGER WHEN THEY SUBMIT THEIR SHARE CERTIFICATE(S) FOLLOWING THE EFFECTIVE TIME OF THE MERGER.

                               REGULATORY MATTERS

    Certain federal and state regulatory requirements must be complied with before the merger is consummated. NEES and National Grid Group are not aware of any material governmental consents or approvals that are required prior to the parties' consummation of the merger other than those described below. It is presently contemplated that if any such additional governmental consents and approvals are required, such consents and approvals will be sought. While there can be no assurance that the consents or approvals described below or any such additional consents or approvals will be obtained, the directors of NEES and National Grid Group believe that the necessary approvals can be obtained by early 2000.

HSR ACT

    The merger is subject to the requirements of the HSR Act and the rules and regulations thereunder, which provide that certain acquisition transactions may not be consummated until certain information has been furnished to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and until certain waiting periods have been terminated or have expired. The expiration or earlier termination of the HSR Act waiting period would not preclude the Antitrust Division or the FTC from challenging the merger on antitrust grounds. Neither NEES nor National Grid Group believes that the merger will violate federal antitrust laws. If the merger is not consummated within 12 months after the expiration or earlier termination of the initial HSR Act waiting period, NEES and National Grid Group would be required to submit new information to the Antitrust Division and the FTC, and a new HSR Act waiting period would have to expire or be earlier terminated before the merger could be consummated. NEES and National Grid Group intend to file their premerger notifications in the spring of 1999.

FEDERAL POWER ACT

    Section 203 of the Federal Power Act (the "FPA") provides that no public utility may sell or otherwise dispose of its facilities subject to the jurisdiction of the FERC or, directly or indirectly, merge or consolidate such facilities with those of any other person or acquire any security of any other public utility without first having obtained authorization from the FERC. Because this transaction involves a change in ownership and control of NEES's public utility subsidiaries, the prior approval of the FERC under FPA Section 203 is required in order to consummate the merger.

    Under Section 203 of the FPA, the FERC is directed to approve a merger if it finds such merger "consistent with the public interest." In reviewing a merger, the FERC generally evaluates: (1) whether the merger will adversely affect competition; (2) whether the merger will adversely affect rates; and (3) whether the merger will impair the effectiveness of regulation. NEES and National Grid Group believe the proposed merger satisfies these standards.

    NEES's public utility subsidiaries filed an application with the FERC on March 10, 1999 requesting that the FERC approve the merger under Section 203 of the FPA. The FERC issued a notice on March 10, 1999, indicating the comment period relating to this application expires on May 10, 1999.

NUCLEAR REGULATORY COMMISSION

    Since a subsidiary of NEES holds licenses issued by the Nuclear Regulatory Commission ("NRC") in connection with that subsidiary's interests in various nuclear power plants and also holds minority common stock interests in corporations that hold such licenses, the merger (which would constitute an indirect transfer of NEES's subsidiary's licenses to National Grid Group) requires NRC approval under the Atomic Energy Act of 1954. The Atomic Energy Act effectively prohibits foreign ownership or control of a nuclear licensee (as distinct from the physical plant). National Grid Group is a foreign entity within the meaning of the Atomic Energy Act. NEES and National Grid Group believe they can satisfy NRC concerns about foreign ownership and control. The NEES subsidiary's minority interests in the common stock of corporations that hold nuclear licenses does not give NEES control over such facilities or the licensee for the facilities, and therefore the indirect acquisition by National Grid Group of NEES's interest will not be inconsistent with the Atomic Energy Act. In addition, although a NEES subsidiary owns a minority interest in two nuclear facilities and therefore has minority, non-operating ownership licenses with respect to those facilities, the NEES subsidiary has no control over the facilities themselves, and a recently issued NRC review procedure regarding foreign ownership or control provides that foreign ownership of such minority non-operating licenses is permissible, provided that the licensee agrees to conditions that prevent foreign domination or control of the facility. NEES and National Grid Group have filed an application with the NRC agreeing to such conditions on March 16, 1999. The foreign ownership issue could extend the time otherwise required for NRC approval of license transfers related to the merger.

STATE REGULATORY APPROVALS

    The formal approval of the Massachusetts Department of Telecommunications and Energy ("MDTE") and the Rhode Island Public Utilities Commission ("RIPUC") is not required; however, NEES will seek the support of both of these agencies for NEES's application to the Commission under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"). NEES made an informational filing with the MDTE on March 9, 1999; a copy of the MDTE filing was provided to the RIPUC. NEES does not intend to make any formal filing with the RIPUC because it believes that none is required.

    The New Hampshire Public Utilities Commission ("NHPUC") has jurisdiction to review the merger. However, NHPUC approval of the merger is not required if NEES's subsidiaries which operate in New Hampshire represent to the NHPUC at least thirty days prior to completion of the transaction that the merger will not adversely affect their rates, terms, service, or operations. On March 18, 1999, these NEES subsidiaries submitted the requisite representation, obviating formal review and approval by the NHPUC.

    In accordance with Vermont law, the approval of the Vermont Public Service Board (the "VPSB") will be required for the merger. In addition, in accordance with Connecticut law, the Connecticut Department of Public Utility Control (the "CDPUC") will be required to approve the merger. NEES and National Grid Group plan to file appropriate applications in late March or early April 1999 with the VPSB and the CDPUC.

SECURITIES AND EXCHANGE COMMISSION APPROVAL PURSUANT TO 1935 ACT

    Section 9(a)(2) of the 1935 Act provides that it is unlawful, without the prior approval of the SEC, for any person to acquire any security of any public utility company if that person already owns 5% or more of the voting securities of another public utility company, or will by virtue of that transaction come to own 5% or more of the voting securities of two or more public utility companies. As a result of the merger, National Grid Group, which is currently a foreign corporation not registered under the 1935 Act, will be deemed to acquire directly or indirectly all of the common shares of NEES, a registered public utility holding company under the 1935 Act which owns several public utility company subsidiaries. Accordingly, National Grid Group is required to obtain prior SEC approval under Section 9(a)(2) of the 1935 Act to consummate the merger. An application for approval of the merger will be filed by National Grid Group at the appropriate time. Under the applicable standards of the 1935 Act, the SEC is directed to approve a proposed acquisition unless it finds that (1) the acquisition would tend towards detrimental interlocking relations or a detrimental concentration of control, (2) the consideration to be paid in connection with the acquisition is not reasonable, (3) the acquisition would unduly complicate the capital structure of the applicant's holding company system or would be detrimental to the proper functioning of the applicant's holding company system, or (4) the acquisition would violate applicable state law. In order to approve a proposed acquisition, the SEC also must find that the acquisition would tend towards the development of an integrated public utility system and would otherwise conform to the 1935 Act's integration and corporate simplification standards.

    NEES is currently a public utility holding company registered under Section 5 of the 1935 Act, and will continue to be a registered public utility holding company upon consummation of the merger. National Grid Group does not currently have U.S. utility operations and is not currently subject to the jurisdiction of the 1935 Act. After consummation of the merger, National Grid Group will become a public utility holding company and will register under the 1935 Act. To date no public utility holding company incorporated outside of the United States has been registered under Section 5; however, the 1935 Act does not expressly prohibit a non-U.S. holding company from acquiring a U.S. utility nor does it prohibit registration of such a holding company. Because of the magnitude of the National Grid Group's operations outside the United States and the degree of potential regulation of those operations under the 1935 Act, the merger raises issues that have not been previously decided by the SEC under the 1935 Act. Although NEES and National Grid Group believe that SEC approval of the merger under the 1935 Act on terms acceptable to both parties will be obtained, it is not possible to predict with certainty the timing of such approval and whether the approval will be on terms acceptable to National Grid Group and NEES.

EXON-FLORIO

    The Committee on Foreign Investment in the United States ("CFIUS") may review and investigate the merger under Exon-Florio, and the President of the United States or his designee is empowered to take certain actions in relation to mergers, acquisitions and takeovers by foreign persons which could result in foreign control of persons engaged in interstate commerce in the Unites States pursuant to Exon-Florio. In particular, Exon-Florio enables the President to block or reverse any acquisitions by foreign persons which threaten to impair the national security of the Unites States. Before the merger may be consummated, any CFIUS review and investigation of the merger under Exon-Florio must have terminated, and the President must not have taken any of his authorized actions under Exon-Florio. NEES and National Grid Group believe that the merger does not threaten to impair the national security of the United States and that the merger will receive Exon-Florio clearance.

GENERAL

    It is a condition to the consummation of the merger that final orders approving the merger be obtained from the various federal and state regulators described above. Under the merger agreement, NEES, National Grid Group and NGG Holdings have agreed to use their best efforts to obtain all governmental authorizations necessary or advisable to consummate or effect the transactions contemplated by the merger agreement. Various parties may seek intervention in these proceedings to oppose the merger or to have conditions imposed upon the receipt of necessary approvals. While there can be no assurance as to the timing of such approvals or the ability of such parties to obtain such approvals on satisfactory terms or otherwise, the directors of NEES and National Grid Group believe that all necessary approvals will be received by early 2000.

                         CERTAIN EFFECTS OF THE MERGER

    At the effective time of the merger, (1) NGG Holdings will merge with and into NEES and the separate corporate existence of NGG Holdings will cease, (2) NEES will be the surviving entity in the merger, and (3) the Surviving Entity will be a wholly owned subsidiary of National Grid Group. National Grid Group has informed NEES that as soon as possible following the merger closing, National Grid Group intends to amend the NEES Agreement and Declaration of Trust to permit a merger of NEES into a Massachusetts business corporation. As soon as possible following such amendment, National Grid Group intends to merge NEES with and into a newly-formed, wholly-owned subsidiary of National Grid Group, which will be a Massachusetts business corporation. At that time, the separate existence of NEES will cease. The entity surviving the merger of NGG Holdings with and into NEES and the subsequent merger of NEES with and into another wholly-owned subsidiary of National Grid Group is herein referred to as the "Surviving Entity".

    As a result of the merger, the common shares of NEES will no longer be publicly traded. Following the merger, persons who were shareholders of NEES immediately prior to the merger will no longer have an opportunity to continue their interests in NEES as an ongoing business entity and therefore will not share in its future earnings and potential growth.

    Trading in the common shares of NEES on the NYSE will cease immediately following the effective time of the merger. At such effective time, the common shares will be delisted from the NYSE. Registration of the common shares under the Securities Exchange Act of 1934, as amended (the "Exchange Act") also will be terminated, as will the ongoing disclosure requirements thereunder with respect to the common shares.

                             CONFLICTS OF INTEREST

GENERAL

    Certain executive officers and certain members of the Board of Directors of NEES may be deemed to have interests in the merger that are in addition to their interests as shareholders of NEES generally. The Board was aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated by the merger agreement.

INDEMNIFICATION, DIRECTORS AND OFFICERS INSURANCE

    Directors, officers and presently covered current or former employees of NEES will be indemnified to the fullest extent permitted by applicable law against any claim arising prior to the merger relating to (1) the fact that such person is or was a director, officer or employee of NEES or any of its subsidiaries and (2) the merger agreement or the transactions contemplated by the merger agreement. For a period of six years following the merger, National Grid Group and the Surviving Entity shall, at National Grid Group's election:
(1) cause to be maintained an extended reporting period for current D&O liability insurance on terms no less favorable than the terms of such current coverage or (2) provide tail coverage for six years for acts prior to the effective time of the merger on terms no less favorable than the terms of such current insurance coverage.

SEVERANCE AGREEMENTS

    NEES is a party to agreements with each of Mr. Sergel, Mr. Houston, Mr. Jesanis, Ms. LaFleur, and Mr. Kennedy (each, an "Executive" and each agreement, a "Severance Agreement"), which Severance Agreements were entered into in 1995 with Mr. Houston and on March 1, 1998 with the other Executives (and amended on December 8, 1998 for Mr. Kennedy) and which remain in effect for the three year period following (1) a "Change in Control" of NEES (as defined in the Severance Agreements) or (2) a "Major Transaction" (as defined in the Severance Agreements). In accordance with the terms of the Severance Agreements, if the applicable Executive's employment is terminated within three years following the event described in clause (1) or (2), as applicable, NEES will pay to the Executive the severance payments and will provide to the Executive the severance benefits described below, unless the Executive's employment is terminated (x) by NEES for Cause, (y) by the Executive without Good Reason or (z) by reason of the Executive's death, Disability or Retirement (each term, as defined in the Severance Agreements).

    The shareholder approval of the merger agreement will constitute a Major Transaction and the consummation of the transactions contemplated by the merger will constitute a Change in Control. Accordingly, in the event an Executive's employment is terminated within three years following the Major Transaction or Change in Control, such Executive will be entitled to receive, in lieu of any other payments due to the Executive: (1) a lump sum cash payment equal to three times (two times, in certain cases) the sum of (a) the higher of (i) such Executive's annual base compensation in effect at the time of termination and
(ii) such Executive's annual base compensation in effect immediately prior to the Change in Control or Major Transaction and (b) the higher of (i) the average of the annual bonuses awarded to such Executive under the New England Electric Companies' Senior Incentive Compensation Plan, New England Electric Companies' Incentive Compensation Plan I, II and III and the Incentive Share Plan (collectively, the "Incentive Plans") for the three performance years ended prior to the date of termination and (ii) the average of the annual bonuses awarded to such Executive pursuant to the Incentive Plans for the three performance years ended prior to the Change in Control or Major Transaction; (2) a cash lump sum payment equal to the excess of (a) the actuarial equivalent of the retirement pension which the Executive would have accrued under the terms of each pension plan of NEES (determined as if the Executive (i) were fully vested thereunder and had accumulated 36 additional months (24 additional months, in certain cases) of service credit thereunder and (ii) had been credited under each such pension plan of NEES during such 36 month period with compensation at the higher of (A) the Executive's compensation during the 12 months prior to the date of termination and (B) the Executive's compensation during the 12 months ending on the date of the Change in Control or Major Transaction) over (b) the actuarial equivalent of the retirement pension which the Executive had actually accrued pursuant to the provisions of NEES's pension plans as of the date of his or her termination of employment; (3) the continuation of employee welfare benefits for three years (two years, in certain cases) following the date of termination, reduced to the extent the Executive receives such benefits from a subsequent employer; (4) if the Executive would have otherwise been entitled to post-retirement health care or life insurance had he continued to be employed for three additional years (two additional years, in certain cases), such post-retirement health care and life insurance commencing on the later of (a) the date that such coverage would have first become available to the Executive and (b) the date that the benefits described in clause (3) above terminate and
(5) the reimbursement of legal fees and expenses, if any, incurred by the Executive in disputing any issue relating to the termination of his employment. Notwithstanding the above, payments to be made and benefits to be provided to the Executives will be reduced to the extent necessary to avoid imposition of the excise tax (the "Excise Tax") pursuant to Section 4999 of the Code; in certain cases, however, such payments and benefits will be reduced only if such reduction would yield a greater result to the Executive than actual payment by the Executive of the Excise Tax. Notwithstanding the foregoing, Mr. Sergel, in lieu of such reduction, is entitled to an additional payment to hold him harmless from the Excise Tax, if any, imposed on any payment to him. It is estimated (based upon information currently available) that this additional payment would be $2,127,338.

    In accordance with the terms of the Severance Agreements, it is presently estimated (based upon information currently available) that the Executives would be entitled to lump sum cash severance payments upon termination of employment in the circumstances described above approximately in the following amounts: Mr. Sergel, $3,630,475; Mr. Houston, $2,605,476; Mr. Jesanis, $1,282,398; Ms.
LaFleur, $1,280,037; and Mr. Kennedy, $736,060.

    Pursuant to the employment agreement to be entered into among NEES, National Grid Group and Mr. Sergel on the effective date of the merger, Mr. Sergel will waive his rights under his Severance Agreement.

NEW EMPLOYMENT AGREEMENTS

    NEES and National Grid Group have agreed to enter into a new employment agreement with Mr. Sergel substantially in the form attached as Appendix E hereto (the "Sergel Agreement"), which Sergel Agreement will be entered into on the effective date of the merger. The Sergel Agreement provides for the employment of Mr. Sergel as President and Chief Executive Officer of NEES for a term of three years (such term, plus any extensions thereof, the "Employment Period"), which three-year term will be extended for one additional day on each day following the second anniversary of the effective date of the Sergel Agreement (resulting, as of such second anniversary, in a perpetual one year Employment Period) unless and until either party gives notice to the other that the Employment Period shall not be so extended.

    The Sergel Agreement provides for an annual base salary (the "Annual Base Salary") of $550,000 and a maximum annual bonus equal to (1) 50% of the Annual Base Salary, payable in cash (the "Cash Bonus") and (2) 60% of the Cash Bonus, payable in NEES phantom shares ("Phantom Shares"), which Phantom Shares will have a three year vesting requirement. The Sergel Agreement also provides for the participation by Mr. Sergel in the long-term equity arrangements of National Grid Group, including a grant by National Grid Group, as soon as practicable following the effective date of the Sergel Agreement, of an option (the "National Grid Option") to acquire the number of shares of common stock of National Grid Group such that the aggregate fair market value of such shares equals three times the Annual Base Salary.

    The Sergel Agreement provides that Mr. Sergel's employment may be terminated by NEES other than for Cause, death or Disability (each term, as defined in the Sergel Agreement) or by Mr. Sergel for Good Reason (defined to include (1) the assignment to Mr. Sergel of duties substantially inconsistent with his status as a senior officer of NEES, (2) a reduction in the Annual Base Salary or any breach by NEES of its obligations under the Sergel Agreement or by National Grid Group of its obligation to grant the National Grid Option, (3) a relocation of Mr. Sergel's principal place of employment to anywhere other than NEES's headquarters or a relocation of NEES's headquarters to a location more than 150 miles from Westborough, MA, or (4) a termination of Mr. Sergel's employment not effected pursuant to the procedural steps set forth in the Sergel Agreement). In the event of a termination of Mr. Sergel's employment by NEES other than for Cause, death or Disability or by Mr. Sergel for Good Reason, in either case during the Employment Period, (a) NEES must pay to Mr. Sergel the Annual Base Salary, Cash Bonus and Phantom Shares he would have received had he remained employed by NEES (x) for a period of 36 months, if such termination of employment occurs prior to the second anniversary of the effective date of the merger or within 2 years following a Change in Control (as defined in the Sergel Agreement, but not including the merger) or (y) for a period of 18 months, if such termination of employment occurs following the second anniversary of the effective date of the merger and either prior to a Change in Control or more than 2 years following a Change in Control (the period described in (x) or (y) above, as applicable, the "Severance Period"), (b) Mr. Sergel will be entitled to continued participation in NEES's Supplemental Executive Retirement Plan and all other health and welfare benefit plans of NEES (including but not limited to all savings, incentive and retirement plans and all medical, dental, disability and life insurance plans), (c) any restrictions on restricted stock outstanding on the date of termination will lapse without regard to the termination of the Executive's employment, (d) any outstanding incentive compensation awards with vesting and/or payment contingent upon attainment of performance goals will be deemed satisfied at 90% of "Maximum" level and paid, in a lump sum cash payment within five days of the date of termination, pro rata for the portion of the performance year through the date of termination, and (e) an additional payment to hold Mr. Sergel harmless from the Excise Tax, if any, imposed on any payment to him. At the conclusion of any contest regarding the validity of, enforceability of, or liability under, the Sergel Agreement, NEES will pay all legal fees, court costs and litigation expenses reasonably incurred by Mr. Sergel in such contest (so long as any claims made by Mr. Sergel are not found frivolous or without merit).

    National Grid Group has acknowledged that, by virtue of the consummation of the merger, Alfred D. Houston will have, in accordance with the terms of the Severance Agreement (the "Houston Agreement") dated February 28, 1995, between Mr. Houston and NEES, Good Reason (as defined in the Houston Agreement) to terminate his employment with NEES. National Grid Group has also agreed that, following the closing date, it will enter into a consulting agreement with Mr. Houston, which consulting agreement will have a term of two years and pursuant to which Mr. Houston will be paid $200,000 per year. This consulting agreement is attached as Appendix F to this document.

LONG-TERM PERFORMANCE SHARE AWARD PLAN

    Under the Long-Term Performance Share Award Plan (the "PSA Plan"), eligible participants are granted performance shares (each of which performance shares is equal to a common share) with a value equal to a portion of the participant's base salary at the start of each year. The number of performance shares actually earned at the end of the three-year performance cycle is based on NEES's performance during such performance cycle, measured relative to pre-established performance criteria.

    As soon as practicable following the close of a performance cycle, NEES's performance is evaluated and the number of performance shares earned is determined for each participant.

    In the event of a Change in Control during a performance cycle, each participant will receive a cash payment equal to (1) the number of performance shares granted to the participant, multiplied by (2) the average of the target achievement percentages for the Incentive Compensation Plan I for the three years prior to the Change in Control (or, in the case of performance cycles ending after December 31, 2000, the average of the goal achievements for the PSA Plan for the three years prior to the Change in Control).

    Consummation of the merger will constitute a Change in Control under the PSA Plan. Accordingly, following consummation of the merger, the Executives will receive approximately the following amounts: Mr. Sergel, $644,593; Mr. Houston, $743,611; Mr. Jesanis, $306,290; Ms. LaFleur, $378,681; and Mr. Kennedy,
$226,356.

DEFERRED COMPENSATION PLAN

    The Deferred Compensation Plan provides that each participant can elect to defer up to 15% of his or her base salary or all of his or her Incentive Compensation, Incentive Shares and Performance Shares (as defined in the Deferred Compensation Plan) and can elect, subject to certain conditions, to have the entire balance in his or her account distributed ten years following the deferral or in a lump sum or a series of annual payments commencing upon retirement. Within the 12 months following a Change in Control or a Major Transaction, each participant may elect to receive a payment equal to 90% of (1) the balance in such participant's account and (2) the actuarial value of certain insurance benefits purchased under a prior version of the Deferred Compensation Plan. Shareholder approval of the merger agreement will constitute a Major Transaction and the consummation of the transactions contemplated by the merger agreement will constitute a Change in Control for purposes of the Deferred Compensation Plan. Accordingly, following shareholder approval of the merger, the Executives could receive approximately the following amounts of their previously deferred compensation: Mr. Sergel, $748,688; Mr. Houston, $1,066,842; Mr. Jesanis, $341,323; Ms. LaFleur, $343,267; and Mr. Kennedy, $480,557. In
addition, director Joan T. Bok could receive approximately $5,399,527.

SENIOR INCENTIVE COMPENSATION PLAN; INCENTIVE COMPENSATION PLAN I; INCENTIVE
  COMPENSATION PLAN II; INCENTIVE COMPENSATION PLAN III; INCENTIVE SHARE PLAN

    Each of these plans (the "Incentive Compensation Plans") provides for annual cash bonuses (the "Cash Bonus") equal to a percentage (the "Percentage") of each participant's base salary to be paid to participants based upon the extent of the achievement of certain pre-established goals. Each of the Incentive Compensation Plans provides that, in the event of a Change in Control, each participant will receive a cash payment equal to the participant's base salary, multiplied by the average of the Percentages for the applicable Incentive Compensation Plan for the three years prior to the Change in Control. In addition, if the Change in Control occurs prior to the determination and payment of the Cash Bonus under the applicable Incentive Compensation Plan for the prior year, each participant will receive a cash payment equal to the applicable Percentage multiplied by the participant's base salary received in the prior year.

    Consummation of the merger will constitute a Change in Control under the Incentive Compensation Plans. Accordingly, following consummation of the merger, the Executives will receive approximately the following amounts: Mr. Sergel, $262,488; Mr. Houston, $238,625; Mr. Jesanis, $108,859; Ms. LaFleur, $104,916;
and Mr. Kennedy, $94,246.

    Under the terms of the Incentive Share Plan, participants receive annual grants of that number of common shares equal in value to a percentage of the participant's Cash Bonus earned under the applicable Incentive Compensation Plan, such percentage to be determined by reference to the Incentive Share Plan in which the participant participates. Certain of the common shares received may not be transferred for a period of five years from the date of issuance. The Incentive Share Plan provides that, in the event of a Change in Control, (1) each participant will receive a payment equal to the applicable percentage of the Cash Bonus and (2) the transfer restrictions on common shares granted under the Incentive Share Plan will lapse.

    Consummation of the merger will constitute a Change in Control under the Incentive Share Plan. Accordingly, following consummation of the merger, the Executives will receive approximately the following amounts: Mr. Sergel, $157,493; Mr. Houston, $143,175; Mr. Jesanis, $54,429; Ms. LaFleur, $52,458; and
Mr. Kennedy, $42,411.

NEES GOALS PLAN

    Under the NEES Goals Plan (the "Goals Plan"), participants may earn annual bonuses based upon the extent to which NEES achieves certain performance goals determined annually and the employees' compensation. Within 30 days of the consummation of a Change in Control, each participant in the Goals Plan is entitled to receive a cash payment based upon the average award paid under the Goals Plan for the 3 years preceding the Change in Control and the participant's compensation for the previous 12 months. In addition, if the Change in Control occurs prior to the determination and payment of the prior year's award, each participant will receive an additional cash payment based upon the average award paid under the Goals Plan for the three preceding years and the participant's compensation in the prior year. Consummation of the merger will constitute a Change in Control under the Goals Plan. Accordingly, following consummation of the merger, the Executives will receive approximately the following amounts: Mr. Sergel, $21,065; Mr. Houston, $19,150; Mr. Jesanis, $9,707; Ms. LaFleur, $9,355;
and Mr. Kennedy, $8,404.

EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN; RETIREMENT SUPPLEMENTAL PLAN

    Under the terms of the Executive Supplemental Retirement Plan (the "SERP"), each participant in the SERP is eligible to receive monthly payments of certain amounts commencing upon retirement (the "Retirement Benefit"). Each participant's Retirement Benefit is based upon his or her final average compensation and years of service and is generally equal to the excess of (1) the retirement benefit the participant would have received under NEES's qualified pension plan without regard to limits imposed on such retirement allowance by the Code (determined in certain cases without reduction for early retirement) over (2) the actual retirement allowance the participant is entitled to receive under NEES's qualified pension plan.

    Under the Retirement Supplemental Plan (the "RSP"), each Participant receives an annual adjustment to his or her pension benefits. The amount of the adjustment is equal to the rate of interest on AAA bonds for the prior year less 2%, but in no case more than the increase in the cost of living.

    At any time following a Change in Control or Major Transaction, a participant whose employment has been terminated may elect to receive, in lieu of any future benefits due under the SERP or the RSP, a cash payment equal to 90% of the actuarial value of such future benefits. Shareholder approval of the merger agreement will constitute a Major Transaction and consummation of the merger will constitute a Change in Control under the SERP and the RSP. Accordingly, following shareholder approval of the merger, the Executives could receive approximately the following amounts: Mr. Sergel,

$935,743; Mr. Houston, $3,651,491; Mr. Jesanis, $282,811; Ms. LaFleur, $289,337;
and Mr. Kennedy, $664,135; and director Bok could receive approximately $4,629,038.

DIRECTORS RETIREMENT PLAN

    Pursuant to the Directors Retirement Plan, nonemployee directors who have served on the NEES Board for 5 years or more or who terminate service after the occurrence of a Change in Control or Major Transaction will receive a retirement benefit upon the later of the director's retirement from the Board or age 60. The benefit level is 100% of the annual cash retainer for directors who served on the Board for 10 or more years or who terminate service following the occurrence of a Change in Control or a Major Transaction and 75% of the annual cash retainer for directors who served between 5 and 10 years and terminate service prior to the occurrence of either a Change in Control or a Major Transaction. There are no death benefits under the plan. Shareholder approval of the merger will constitute a Major Transaction and consummation of the merger will constitute a Change in Control under the Directors Retirement Plan.

DIRECTORS DEFERRED COMPENSATION PLAN

    Under the Directors Deferred Compensation Plan (the "Directors Deferral Plan"), nonemployee directors are eligible to elect to defer receipt of a portion of the director compensation that would otherwise be payable to them and to elect the time and form of future payment of such amounts. At any time following a Change in Control or Major Transaction, any participant in the Directors Deferral Plan who has ceased to be a member of the Board may elect to receive a cash payment equal to 90% of all amounts credited to such participant's accounts thereunder and the actuarial value of certain insurance benefits purchased under a prior version of the Directors Deferral Plan. Shareholder approval of the merger will constitute a Major Transaction and consummation of the merger will constitute a Change in Control under the Directors Deferral Plan. Accordingly, following shareholder approval of the merger agreement, NEES's nonemployee directors would be entitled to elect to receive approximately the following amounts: Mr. Bulger, $104,587; Mr. Joskow, $224,204; Mr. Ladd, $1,052,451; Mr. McClure, $225,333; Mr. Soule, $281,448, Ms.
Wexler, $558,636; Mr. Wilson, $13,306.

AGGREGATE BENEFITS PAYABLE TO OFFICERS AND DIRECTORS

    In summary, the total amounts described in the previous paragraphs of this "Conflicts of Interest" section that certain Executives may be entitled to receive, after consummation of the merger, but only under certain conditions, including the loss of their jobs as a result of the merger, and assuming that such person elects to receive all deferred compensation, are as follows: Mr. Sergel, $8,527,883 ($5,757,813 of which he has agreed to waive, pursuant to the employment agreement to be entered into among NEES, the National Grid Group and Mr. Sergel on the effective date of the merger); Mr. Houston, $8,468,370; Mr. Jesanis, $2,385,817; Ms. LaFleur, $2,458,051; and Mr. Kennedy, $2,252,169. Of
the aggregate amounts set forth in the prior sentence, the following amounts represent compensation previously earned but deferred by such persons: Mr. Sergel, $748,688; Mr. Houston, $1,066,842; Mr. Jesanis, $341,323; Ms. LaFleur,
$343,267; and Mr. Kennedy, $480,557. In addition, director Joan T. Bok may elect to receive approximately $10,028,565, of which $5,399,527 is compensation previously earned but deferred by her when she was an employee of NEES. Furthermore, of the aggregate amounts set forth in the first sentence of this paragraph, the following amounts will be payable to executives only if their jobs are terminated: Mr. Sergel, $6,693,556 ($5,757,813 of which he has agreed to waive, pursuant to the employment agreement to be entered into among NEES, the National Grid Group and Mr. Sergel on the effective date of the merger); Mr. Houston, $6,256,967; Mr. Jesanis, $1,565,209; Ms. LaFleur, $1,569,374; and Mr.
Kennedy, $1,400,195. Note that the only amounts to be received by directors, other than Mrs. Bok (who may elect to receive amounts as described above), are set forth under "Directors Deferred Compensation Plan" above.

                              THE MERGER AGREEMENT

    THE FOLLOWING IS A SUMMARY OF THE MATERIAL PROVISIONS OF THE MERGER AGREEMENT. THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND IS INCORPORATED IN THIS PROXY STATEMENT BY REFERENCE. SHAREHOLDERS ARE URGED TO READ THE MERGER AGREEMENT IN ITS ENTIRETY AND TO CONSIDER IT CAREFULLY. CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS PROXY STATEMENT OR IN THE FOLLOWING SUMMARY HAVE THE RESPECTIVE MEANINGS SET FORTH IN THE MERGER AGREEMENT.

GENERAL

    In accordance with the merger agreement, if such agreement is approved by the shareholders of NEES and the other conditions to the parties' respective obligations to consummate the merger are satisfied, or where permissible, waived, NGG Holdings will merge with and into NEES in accordance with the laws of The Commonwealth of Massachusetts. NEES will be the Surviving Entity in the merger, and the separate corporate existence of NGG Holdings will cease. National Grid Group has informed NEES that as soon as possible following the merger closing, National Grid Group intends to amend the NEES Agreement and Declaration of Trust to permit a merger of NEES into a Massachusetts business corporation. As soon as possible following such amendment, National Grid Group intends to merge NEES with and into a newly-formed, wholly-owned subsidiary of National Grid Group, which will be a Massachusetts business corporation. At that time, the separate existence of NEES will cease.

MERGER CONSIDERATION

    As a result of the merger, each common share (other than (A) shares held by NEES, as treasury stock, except for the Rabbi Trust Shares, (B) shares held by any of NEES's subsidiaries and (C) shares owned by National Grid Group or any of its subsidiaries, all of which in the case of (A), (B) and (C) will be cancelled without consideration) will be cancelled and converted into the right to receive a minimum of $53.75 per share in cash, without interest, payable upon surrender of the certificate formerly evidencing such common share. In addition, as a result of the merger, each Rabbi Trust share will be cancelled and converted into the right to receive a minimum of $53.75 per share, without interest. The cash payment for each such common share or Rabbi Trust Share will be subject to an increase if completion of the merger does not take place within six months after the NEES shareholders approve the merger. The amount of any such increase will be determined using a daily accrual rate of $0.003288 per share until closing, up to a maximum price of $54.35 per share.

EFFECTIVE TIME

    The merger shall become effective at the time of the filing of the certificate of merger relating to the merger with the Secretary of The Commonwealth of Massachusetts (the "Massachusetts Secretary"), or at such later time as is specified in the certificate of merger. Subject to the provisions of the merger agreement, on the closing date, a certificate of merger will be executed and filed by NEES and NGG Holdings with the Massachusetts Secretary.

CONVERSION OF SHARES

    At the effective time of the merger, (1) each common share (other than (A) shares held by NEES, as treasury stock, except for the Rabbi Trust Shares, (B) shares held by any of NEES's subsidiaries and (C) shares owned by National Grid Group or any of its subsidiaries, all of which in the case of (A), (B) and (C) will be cancelled without consideration) and (2) each Rabbi Trust Share will be cancelled and converted into the right to receive the Merger Consideration payable upon surrender of the share certificate together with executed transmittal forms. See "--Procedure for Payment." All such common shares and Rabbi Trust Shares, when so converted, will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing any such shares will cease to have any rights with respect to the common shares, except the right to receive the Merger Consideration upon the surrender of the certificate together with executed transmittal forms.

    All common shares that are held by NEES as treasury stock, other than the Rabbi Trust Shares, and any common shares owned by National Grid Group or any subsidiary of NEES or National Grid Group will be cancelled and retired and will cease to exist and no Merger Consideration or other consideration will be delivered in exchange for such shares.

PROCEDURE FOR PAYMENT

    See "The Annual Meeting--Exchange of Certificates."

    SHAREHOLDERS SHOULD NOT FORWARD CERTIFICATES TO THE PAYING AGENT UNTIL THEY HAVE RECEIVED A LETTER OF TRANSMITTAL. SHAREHOLDERS SHOULD NOT RETURN CERTIFICATES WITH THE ENCLOSED PROXY.

REPRESENTATIONS AND WARRANTIES

    NEES. In the merger agreement, NEES has made representations and warranties regarding, among other things, the following: (1) NEES's organization and qualification to do business and similar corporate matters, (2) NEES's capital shares and the capital stock of its subsidiaries, (3) NEES's authority to enter into and perform its obligations under the merger agreement, (4) the absence of conflict of the merger agreement and the transactions contemplated by the merger agreement with the NEES Agreement and Declaration of Trust and the comparable charter documents of NEES's subsidiaries, certain agreements and applicable law,
(5) certain regulatory consents and approvals required in connection with the merger agreement and the transaction contemplated by the merger agreement, (6) certain filings with the SEC and the financial statements contained in such filings, and certain reports filed with state and federal regulatory agencies,
(7) absence of certain changes or events, (8) litigation involving NEES and its subsidiaries, (9) information to be included or incorporated in this proxy statement and in National Grid Group's circular to shareholders, (10) compliance with laws, (11) tax matters, (12) employee benefit matters, (13) labor and employee relations, (14) environmental matters, (15) regulation of NEES as a utility under state and federal law, (16) NEES's insurance policies, (17) interests of NEES's subsidiaries in nuclear facilities, (18) the vote required by NEES's shareholders in connection with approval of the merger agreement and the transactions contemplated by it, (19) the opinion of NEES's financial advisor, Merrill Lynch, (20) no ownership by NEES of National Grid Group ordinary shares, (21) state anti-takeover statutes do not apply to the merger,
(22) Year 2000 readiness, and (23) representations by certain of NEES's affiliates.

    NATIONAL GRID GROUP. In the merger agreement, National Grid Group and NGG Holdings have made representations and warranties regarding, among other things, the following: (1) National Grid Group's organization and qualification to do business and similar corporate matters, (2) National Grid Group's capital stock and the capital stock of its principal utility subsidiary, (3) National Grid Group's authority to enter into and perform its obligations under the merger agreement, (4) the absence of conflict of the merger agreement and the transactions contemplated by the merger agreement with the memorandum and articles of association of National Grid Group and the comparable charter documents of NGG Holdings and National Grid Group's principal utility subsidiary, certain agreements and applicable law, (5) certain regulatory consents and approvals, (6) information to be included or incorporated in this proxy statement and in National Grid Group's circular to shareholders, (7) compliance with laws, (8) financing the Merger Consideration, (9) the vote required by National Grid Group's shareholders in connection with approval of the merger agreement and the transactions contemplated by it, and (10) no ownership by National Grid Group of NEES common shares.

CONDUCT OF BUSINESS PENDING THE MERGER

    The merger agreement generally provides that, except as otherwise permitted or required in the agreement or if the other party consents in writing, after the date of the merger agreement and prior to the effective time of the merger:

1. NEES and each of its subsidiaries will conduct their businesses in the ordinary course consistent with good utility practice, and use commercially reasonable efforts to preserve certain aspects of its business.

2. NEES will not amend its Agreement and Declaration of Trust, and will not permit its subsidiaries to amend their comparable charter documents and by-laws.

3. NEES will not, and will not let its subsidiaries, declare or pay any dividends or make other distributions in respect of its respective stock, except for (a) regular quarterly dividends, with usual record and payment dates, in amounts equal to or less than dividends paid in comparable periods in the prior fiscal year, (b) a special dividend in the quarter in which the effective time of the merger occurs with a record date on or prior to the effective time, that represents the pro rata portion of $0.59 per share "earned" during that quarter, and (c) dividends and distributions by NEES subsidiaries to the parent of such subsidiary.

4. NEES will not, and will not permit its subsidiaries to, (a) split, combine, subdivide or reclassify any of their respective capital stock or issue shares of their respective capital stock, (b) adopt or authorize a liquidation, dissolution, merger, or other reorganization, or (c) redeem, repurchase or acquire shares of its capital stock or any option with respect to its capital stock, in each case with certain exceptions.

5. NEES will not, and will not permit its subsidiaries to, issue, deliver or sell its capital stock or any option with respect to such capital stock with certain exceptions.

6. NEES will not, and will not permit its subsidiaries to, acquire any business, corporation or other business organization other than in the ordinary course of its business consistent with past practice and having a value of less than $7.5 million for any one acquisition or $50 million in the aggregate through December 31, 1999, or $75 million in the aggregate if the merger occurs after December 31, 1999.

7. NEES will not, and will not permit its subsidiaries to dispose of or encumber any of its assets or properties, other than dispositions in the ordinary course of its business consistent with past practice and having an aggregate value of less than $5 million for each disposition and $20 million in the aggregate.

8. NEES will not, and will not permit its subsidiaries, to incur or guarantee debt or enter into any "keep well" or other agreement to maintain any financial condition of another person other than (a) short-term debt in the ordinary course of business consistent with past practice, with limitations on amount; (b) long-term debt in connection with the refinancing of existing debt at its stated maturity or at a lower cost of funds; or (c) guarantees or "keep well" agreements in favor of wholly-owned subsidiaries of NEES, in connection with such subsidiaries' businesses, not aggregating more than $15 million.

9. Except (A) as required by law or (B) as deemed necessary by NEES, after consulting with National Grid Group, following a catastrophic event such as a major storm, NEES and its subsidiaries may not make any capital expenditures or commitments during any fiscal year in excess of certain agreed upon amounts.

10. NEES will not, and will not permit its subsidiaries, to enter into, adopt, materially amend or terminate any of NEES's employee benefit plans. Except for normal increases in the ordinary course of business, NEES and its subsidiaries have limitations on the compensation and benefits each may pay.

11. NEES will not, and will not permit its subsidiaries, to pay, discharge or satisfy any material claims, liabilities or obligations other than liabilities that were reflected in the most recent audited financial statements filed with the SEC prior to the date of the merger agreement that are to be discharged in the ordinary course in accordance with their terms or incurred in the ordinary course of business consistent with past practice.

12. Other than in the ordinary course of business consistent with past practice, NEES will not, and will not permit its subsidiaries, to (A) modify, amend, terminate or fail to use commercially reasonable efforts to renew any material contract of NEES or its subsidiaries, (B) release or assign any material rights or claims under such contracts, or (C) enter into any new material contracts, unless expressly permitted by the merger agreement.

13. NEES and its subsidiaries will maintain with financially responsible insurance companies (or through self-insurance, consistent with past practice) insurance in such amounts and against such risks and losses as are customary for companies engaged in their respective businesses.

14. NEES will not, and will not permit its subsidiaries, to engage in any activities which would cause a change in its status, or that of its subsidiaries, under the 1935 Act.

15. With certain exceptions, NEES will consult with National Grid Group prior to implementing any changes in its or any of its subsidiaries' rates or charges, standards of service or accounting or executing any agreement with respect thereto and will not make any related filings except in the ordinary course of business consistent with past practice or as required by an appropriate governmental or regulatory body.

16. NEES will not, and will not permit its subsidiaries to, make any changes in accounting methods, policies or procedures, except as required by law or applicable generally accepted accounting principles.

17. NEES will not, and will not permit its subsidiaries, to (a) make or rescind any material election relating to taxes, (b) make a request for a tax ruling or enter into an agreement with a taxing authority, (c) settle or compromise any material claim, action, or audit relating to taxes, or (d) materially change its methods of reporting income, deductions or accounting for federal income tax purposes from those in its December 31, 1997 federal income tax return, except as may be required by applicable law.

18. NEES will confer with National Grid Group on a regular and frequent basis with respect to NEES's business and operations and other matters relevant to the merger, to the extent permitted by law.

19. NEES will notify National Grid Group of any material event with respect to its operations or the merger. NEES and its subsidiaries will not willfully take or fail to take any action that causes or likely may cause a breach of its covenants or agreements under the merger agreement, or that would materially render untrue any of its representations or warranties in the merger agreement. NEES and its subsidiaries will also try to cure any such breach as soon as practical after it learns of such breach.

20. Neither NEES nor its subsidiaries will terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it is a party, and will enforce the provisions of any such agreement.

21. National Grid Group and its subsidiaries will not acquire or agree to acquire any business, corporation or other business organization or division thereof or assets thereof, if the entering into of such an agreement could reasonably be expected to (a) impose any material delay in the obtaining of, or significantly increase the risk of not obtaining, any consents or approvals of any governmental authority necessary to consummate the merger, (b) significantly increase the risk of any governmental authority entering an order prohibiting the consummation of the merger, or the risk of not being able to remove any such order on appeal or otherwise, or (c) materially delay the consummation of the merger.

22. National Grid Group will notify NEES of any material event with respect to its operations or the merger. National Grid Group and its subsidiaries will not willfully take or fail to take any action that would or is reasonably likely to result in (A) a material breach of any of its covenants or agreements contained in the merger agreement or (B) certain of its representations and warranties in the merger agreement being untrue in any material respect on and as of the closing date. National Grid Group and its subsidiaries will also try to cure any such breach as soon as practical after it learns of such breach.

23. NEES and National Grid Group will, subject to limitations imposed by applicable law, create a special integration steering team to deal with certain matters pending the consummation of the merger.

DIRECTORS' AND OFFICERS' INSURANCE AND INDEMNIFICATION

    Directors, officers and presently covered current or former employees of NEES will be indemnified to the fullest extent permitted by applicable law against any claim arising prior to the merger relating to (1) the fact that such person is or was a director, officer or employee of NEES or any of its subsidiaries and (2) the merger agreement or the transactions contemplated by the merger agreement. For a period of six years following the merger, National Grid Group and the Surviving Entity shall, at National Grid Group's election:
(1) cause to be maintained an extended reporting period for NEES's current D&O liability insurance on terms no less favorable than the terms of such current coverage or (2) provide tail coverage for six years for acts prior to the effective time of the merger on terms no less favorable than the terms of such current insurance coverage.

EMPLOYEE MATTERS

    All employees of NEES's subsidiaries immediately prior to Closing will become employees of corresponding subsidiaries of the Surviving Entity immediately following Closing. For twelve months after Closing, National Grid Group will provide compensation and benefits not less favorable in the aggregate than those given to NEES employees immediately prior to the closing date. Affected employees will get full credit for eligibility, vesting, benefit accrual and determination of level of benefits under NEES's employee benefits plans, provided that with respect to any benefit plans established after the closing date, service will be credited in accordance with such plans. National Grid Group will, or will cause the Surviving Entity to, honor, and National Grid Group will guarantee, the employment, severance, retention and consulting agreements in effect as of the date of the merger agreement or that are entered into in accordance with the merger agreement prior to the Closing Date, in each case in accordance with their terms.

    During the period between execution of the merger agreement and the closing date NEES may negotiate successor collective bargaining agreements. NEES will keep National Grid Group informed as to, and will consult with National Grid Group as to the strategy for all negotiations with collective bargaining representatives.

NO SOLICITATION OF PROPOSALS

    Neither NEES nor its subsidiaries will knowingly initiate, solicit or encourage, directly or indirectly, any inquiry or proposal or offer, or engage in negotiations with, or provide confidential information to any third party relating to a business combination proposal. NEES will notify National Grid Group of any such inquiries relating to a business combination proposal. However, prior to NEES shareholder approval, NEES may furnish information and conduct discussion and negotiations with respect to such a proposal if:

1. NEES's Board determines, in good faith based upon the advice of its outside legal counsel with respect to the Board's fiduciary duties, that taking such action is necessary for the Board to act in a manner consistent with its fiduciary duties under applicable law;

2. NEES's Board reasonably concludes, in good faith after consultation with its financial advisors, that the party making such proposal (A) has adequate financing sources and (B) such proposal is likely to be more favorable to shareholders of NEES than the merger with National Grid Group (a "Superior Proposal");

3. prior to furnishing nonpublic information or entering into negotiations, NEES notifies National Grid Group in writing of such furnishing of information or negotiations (identifying the party making the proposal and the material terms of such proposal) and enters into a confidentiality agreement with such third party; and

4. NEES keeps National Grid Group promptly informed of the status and all material information with respect to such discussions or negotiations.

    NEES may have to pay a termination fee to National Grid Group if it accepts an alternative proposal under certain circumstances. See "--Termination Fees" section below.

CONDITIONS TO CONSUMMATION OF THE MERGER

    The respective obligation of each party to effect the merger is subject to:

1. the receipt of approvals of NEES shareholders and National Grid Group shareholders;

2. expiration or termination of any waiting period under Hart-Scott-Rodino and the termination of any review and investigation under Exon-Florio;

3. absence of any injunction, order or law, preventing the consummation of the merger; and

4. receipt by National Grid Group and NEES of the required statutory approvals, which shall have become "Final Orders" (meaning that such order has not been reversed or set aside, all periods for waiting or rehearing have expired, and all conditions to such order's effectiveness have been satisfied) and such Final Orders do not impose conditions that would have a materially adverse impact on NEES, National Grid Group or the consummation of the merger.

    The obligation of National Grid Group and NGG Holdings to effect the merger is further subject to:

1.  the accuracy of NEES's representations and warranties;

2.  the performance by NEES of its obligations;

3.  no material adverse effect on NEES shall have occurred; and

4.  receipt by NEES of all required consents.

    The obligation of NEES to effect the merger is further subject to:

1. the accuracy of certain representations and warranties made by National Grid Group and NGG Holdings;

2.  receipt by National Grid Group of all required consents; and

3.  the performance by National Grid Group of its obligations.

TERMINATION

    The merger agreement may be terminated:

1. by mutual written agreement of the boards of directors of NEES and National Grid Group;

2. by NEES or National Grid Group if the merger has not been consummated by the date nine months from the receipt of NEES shareholder approval (the "Initial Termination Date"), PROVIDED that if the parties are otherwise ready to close, but certain statutory approvals are not yet obtained, the Initial Termination date will be extended to the date fifteen months from the receipt of NEES shareholder' approval (the "Extended Termination Date"), and PROVIDED FURTHER that if on the Initial or Extended Termination Date, a "Financial Disruption" exists, then NEES will have the right, but not the obligation, to extend such Termination Date six months beyond such Termination Date. A "Financial Disruption" means any significant disruption in the financial or capital markets which makes it impracticable for a company having financial characteristics similar to those of National Grid Group to finance a transaction of the size and nature as that contemplated under the merger agreement on commercially reasonable financing terms that are available as of the date of such financing;

3. by either NEES or National Grid Group if: (a) NEES shareholder approval or National Grid Group shareholder approval is not obtained at a duly called meeting; or (b) any law, rule or regulation is adopted which makes the merger illegal or any final order or injunction permanently prohibits the merger;

4. by NEES if it becomes the target of a third party alternative proposal, and NEES's Board determines in good faith based upon the advice of outside counsel with respect to the Board's fiduciary duties, that termination is necessary for the Board to act consistently with its fiduciary duties under applicable law; provided, however, that prior to any termination, (a) the Board must determine, based on advice of counsel with respect to the Board's fiduciary duties, that notwithstanding a binding commitment to consummate the merger agreement and notwithstanding all concessions that may be offered by National Grid Group in further negotiations with NEES, it is necessary for the Board to reconsider its commitment to the merger with National Grid Group and (b) NEES must negotiate with National Grid Group to adjust the merger agreement so as to enable the parties to proceed with an adjusted merger agreement, PROVIDED that in the event of any such termination, NEES pays the required termination fee to National Grid Group at the time it terminates the merger agreement (see "--Termination Fees" section below);

5. by NEES if National Grid Group materially breaches its representations and warranties or fails to perform and comply with its covenants under the merger agreement and such breach or failure has not been cured;

6. by NEES if National Grid Group fails to deliver the Merger Consideration at a time when all conditions to National Grid Group's obligation to close have been satisfied or waived;

7. by NEES if the board of directors of National Grid Group withdraws or modifies its approval of the merger or its recommendation to its shareholders;

8. by National Grid Group if the Board of NEES approves, recommends or takes no position with respect to an alternative proposal;

9. by National Grid Group if, twelve months after NEES shareholders' approval is obtained, the order of the SEC approving the merger under the 1935 Act has not been issued, and National Grid Group certifies to NEES that it reasonably believes that the SEC will not issue an order on or prior to the Extended Termination Date;

10. by National Grid Group if the Board of NEES withdraws or modifies its approval of the merger or its recommendation to its shareholders; or

11. by National Grid Group if there has been a material breach of NEES's representations and warranties or a failure to perform and comply with its covenants under the merger agreement and such breach or failure has not been cured.

TERMINATION FEES

    If the Agreement is terminated because either party's Board has withdrawn or changed its recommendation with respect to the merger PRIOR to such party's shareholder meeting, then the other party must pay a $100 million termination fee plus documented out-of-pocket expenses up to $10 million.

    NEES will pay National Grid Group a termination fee of $100 million plus up to $10 million for documented out-of-pocket expenses if NEES terminates the merger agreement because NEES became the target of a third party alternative proposal, and NEES's Board determined in good faith based upon the advice of outside counsel with respect to the Board's fiduciary duties, that termination was necessary for the Board to act consistently with its fiduciary duties under applicable law, as described in more detail under "--Termination" above.

    NEES will pay National Grid Group a termination fee of $100 million plus up to $10 million for documented out-of-pocket expenses if, at a time when a third party alternative proposal is pending, National Grid Group terminates the merger agreement because: (1) NEES has materially breached its representations and warranties or has failed to materially perform and comply with its covenants under the merger agreement, or (2) NEES shareholder approval was not obtained, but only if, in either case, NEES enters into a merger or acquisition agreement with the party offering such alternative proposal within two years of such termination.

    NEES will pay National Grid Group a termination fee of $100 million plus up to $10 million for out-of-pocket expenses if, at a time when a third party alternative proposal is pending, NEES terminates the merger agreement because the Closing has not occurred by the termination date, but only if NEES enters into a merger or acquisition agreement with the party offering such alternative proposal within two years of such termination.

    National Grid Group will pay NEES a termination fee of $100 million if NEES terminates the merger agreement because National Grid Group was unable to pay the Merger Consideration, at a time when all of the National Grid Group's closing conditions were met or waived, because of a Financial Disruption.

    National Grid Group will pay NEES a termination fee of $75 million plus up to $10 million for documented out-of-pocket expenses if National Grid Group terminates after the twelve month anniversary of NEES's shareholder approval because an order from the SEC approving the merger pursuant to the 1935 Act has not been issued, and National Grid Group reasonably believes that the SEC will not issue an order on or before the Extended Termination Date.

    NEES will pay National Grid Group for documented out-of-pocket expenses up to $10 million if National Grid Group terminates at a time when no third party alternative proposal was outstanding because of NEES's (1) material breach of its representations and warranties, (2) failure to perform and comply with its covenants under the merger agreement or
(3) failure to obtain its shareholder vote.

    National Grid Group will pay NEES for documented out-of-pocket expenses up to $10 million if NEES terminates because of National Grid Group's (1) material breach of its representations and warranties, (2) failure to perform and comply with its covenants under the merger agreement or (3) failure to obtain its shareholder vote.

MISCELLANEOUS

    NATIONAL GRID GROUP BOARD OF DIRECTORS At the effective time of the merger, National Grid Group will appoint Richard P. Sergel, NEES's president and chief executive officer, and one additional NEES director to National Grid Group's board of directors.

    POST MERGER OPERATIONS At the effective time of the merger, the headquarters of the Surviving Entity will be located in Massachusetts and offices for the Surviving Entity's utility operations in New England will be located in The Commonwealth of Massachusetts and the States of New Hampshire and Rhode Island, consistent with the current operations of NEES.

    SURVIVING ENTITY BOARD OF DIRECTORS After the effective time of the merger, the initial board of directors of the Surviving Entity will have up to nine members designated from among the officers of National Grid Group and the Surviving Entity, as mutually agreed by National Grid Group and NEES.

    ADVISORY BOARD After the effective time of the merger, National Grid Group will establish and maintain for a period of two years an advisory board comprised of up to 11 persons who were, immediately prior to the effective time of the merger, serving as non-executive members of NEES's Board and who are willing to serve in such capacity on the Advisory Board. The function of the advisory board will be to advise the Surviving Entity's Board of Directors with respect to general business as well as opportunities and activities in the Surviving Entity's market area and to maintain and develop customer relationships.

                                 THE COMPANIES

NEW ENGLAND ELECTRIC SYSTEM

    NEES is a Massachusetts business trust and a public utility holding company. The principal subsidiaries of NEES include New England Power Company, which is engaged in the transmission and generation of electricity, and four electricity delivery companies:

    - Massachusetts Electric Company

    - The Narragansett Electric Company

    - Granite State Electric Company

    - Nantucket Electric Company.

    NEES also controls a number of subsidiaries engaged in various energy-related businesses, and also, through a subsidiary, has equity investments or joint ownership interests in various power plants throughout New England. New England Power Service Company, another subsidiary of NEES, provides support services for NEES affiliates. The states in which NEES's subsidiaries serve retail customers are: Massachusetts, Rhode Island and New Hampshire. The principal executive offices of NEES are located in Westborough, Massachusetts.

NATIONAL GRID GROUP AND NGG HOLDINGS

    National Grid Group is a public limited company incorporated under the laws of England and Wales with registration number 2367004. National Grid Group through its principal subsidiary, The National Grid Company plc, owns, operates and maintains the high voltage electricity transmission system in England and Wales, which connects generators with major customers and regional electricity companies. National Grid Group also owns and operates interconnectors which enable electricity to be transferred between the England and Wales market and Scotland and France. National Grid Group is listed on the London Stock Exchange and has a sponsored ADR program on the NYSE.

    In England and Wales, National Grid Group is subject to regulatory controls on the prices it may charge for services which generate the majority of its revenues. The current transmission price control arrangements came into effect on April 1, 1997 and are expected to remain in force until March 31, 2001.

    National Grid Group has a major shareholding in an associated company, Energis plc. Energis operates a telecommunications network in the United Kingdom and provides a range of telecommunications services. On January 19, 1999, National Grid Group announced a proposed securities offering relating to Energis which, upon completion, will result in National Grid Group having voting rights over less than 50 percent of the total amount of outstanding Energis shares.

    As the liberalization of international electricity industries continues, National Grid Group has sought investment opportunities overseas where it can utilize its existing assets, skills and resources to improve returns for shareholders. National Grid Group, with partners, is involved in the ownership and operation of transmission systems in Argentina and Zambia.

    The principal executive offices of National Grid Group are located in Coventry, United Kingdom.

    NGG Holdings is a Massachusetts limited liability company which is 0.01% directly owned by National Grid Group, and 99.99% owned by a subsidiary of National Grid Group. NGG Holdings was recently formed solely for purposes of the merger. NGG Holdings has not conducted any business except in connection with the merger. The principal executive offices of NGG Holdings are located in Boston, Massachusetts.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF NEES

    The table on page 52 in "Share Ownership" shows, as of January 20,1999, all of the common shares owned beneficially by (1) each person who is or was a director of NEES, (2) NEES's chief executive officer, Mr. Sergel, (3) NEES's former chief executive officer, Mr. Rowe, and (4) NEES's four most highly compensated executive officers other than Mr. Sergel, who were serving as executive officers as of the end of the last fiscal year.

              MARKET PRICES OF AND DIVIDENDS ON NEES COMMON SHARES

    The common shares are listed on the NYSE under the ticker symbol "NES".

    On December 11, 1998, the last day of trading of the common shares prior to the announcement of the execution of the merger agreement, the high, low and closing sales prices of the common shares as quoted on the NYSE were $43.00, $42.00 and $43.00, respectively.

    The following table indicates the high and low sales prices and dividends for the common shares for the first quarter of 1996 through March 18, 1999:

                                                                                         HIGH                   LOW
                                                                                       --------               --------
Year Ended December 31, 1999
  January 1 through March 18, 1999............................................          49   5/8               47  3/4

Year Ended December 31, 1998
  4(th) Quarter...............................................................   $      49   1/8        $      40  5/16
  3(rd) Quarter...............................................................          43   5/8               38  15/16
  2(nd) Quarter...............................................................          45   9/16              40  5/8
  1(st) Quarter...............................................................          45   13/16             41

Year Ended December 31, 1997
  4(th) Quarter...............................................................   $      43   5/16       $      37  1/4
  3(rd) Quarter...............................................................          39   11/16             36  1/4
  2(nd) Quarter...............................................................          37   1/8               33  1/4
  1(st) Quarter...............................................................          35   5/8               33  3/8

Year Ended December 31, 1996
  4(th) Quarter...............................................................   $      35   5/8        $      31
  3(rd) Quarter...............................................................          36   3/8               31  1/8
  2(nd) Quarter...............................................................          38   7/8               32  7/8
  1(st) Quarter...............................................................          40   5/8               36  1/8

                                                                                 DIVIDEND PAID
                                                                                ---------------
Year Ended December 31, 1999
  January 1 through March 18, 1999............................................     $    0.59
Year Ended December 31, 1998
  4(th) Quarter...............................................................     $    0.59
  3(rd) Quarter...............................................................          0.59
  2(nd) Quarter...............................................................          0.59
  1(st) Quarter...............................................................          0.59
Year Ended December 31, 1997
  4(th) Quarter...............................................................     $    0.59
  3(rd) Quarter...............................................................          0.59
  2(nd) Quarter...............................................................          0.59
  1(st) Quarter...............................................................          0.59
Year Ended December 31, 1996
  4(th) Quarter...............................................................     $    0.59
  3(rd) Quarter...............................................................          0.59
  2(nd) Quarter...............................................................          0.59
  1(st) Quarter...............................................................          0.59

                            SELECTED FINANCIAL DATA

SELECTED CONSOLIDATED FINANCIAL DATA

    The following table sets forth selected consolidated financial data of NEES and its subsidiaries for each of the five fiscal years ended December 31, 1994 through 1998. NEES's financial statements for the years ended December 31, 1994 through 1997 were audited by Coopers & Lybrand L.L.P. (now known as PriceWaterhouseCoopers LLP following a merger with Price Waterhouse LLP), independent public accountants. NEES's financial statements for the year ended December 31 1998 were audited by PriceWaterhouseCoopers LLP, independent public accountants.

    The selected financial data set forth below does not purport to be complete and should be read in conjunction with, and are qualified in their entirety by, NEES's annual reports, including the notes thereto, to which the reader should refer and may obtain from NEES or the SEC.

                                                                   YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------------
                                                 1998          1997          1996          1995          1994
                                             ------------  ------------  ------------  ------------  ------------
                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
SELECTED INCOME STATEMENT DATA
Operating Revenue..........................  $  2,420,533  $  2,502,591  $  2,350,698  $  2,271,712  $  2,243,029
Operating Income...........................  $    316,626  $    366,861  $    348,118  $    323,428  $    296,496
Net Income:
  Continuing Operations....................  $    190,042  $    220,038  $    208,936  $    204,757  $    199,426

Earnings per Diluted Average Common Share
  Outstanding:
  Continuing Operations....................  $       3.04  $       3.39  $       3.22  $       3.15  $       3.07

Cash Dividends Declared Per Common Share...  $       2.36  $       2.36  $       2.36  $      2.345  $      2.285

SELECTED BALANCE SHEET DATA
Total Assets...............................  $  5,081,959  $  5,311,647  $  5,223,251  $  5,190,876  $  5,084,841
Total Long-Term Debt.......................  $  1,054,912  $  1,487,481  $  1,614,578  $  1,675,170  $  1,520,488
Common Share Equity........................  $  1,572,131  $  1,744,442  $  1,685,417  $  1,631,779  $  1,580,838
Book Value Per Share.......................  $      26.53  $      27.03  $      25.98  $      25.13  $      24.33

                       PROPOSAL 3--ELECTION OF DIRECTORS

    The Board of Directors recommends a vote "FOR" the individuals nominated as directors in this proposal.

    The persons named on the accompanying proxy will vote, unless otherwise directed, for the election of the thirteen nominees listed below as directors of NEES. All of the elected directors will hold office until the earlier of (1) the effective time of the merger, (2) the next annual meeting of shareholders or (3) the special meeting held in lieu thereof and until their respective successors are chosen and qualified.

    All of the nominees for election as directors were elected by the shareholders at the 1998 Annual Meeting.

    NEES knows of no reason why any of the nominees would be unable to act as a director, but, if any of them should become unavailable to serve, the persons named on the accompanying proxy have the authority to vote for any other person nominated and recommended by the Corporate Governance Committee. If an alternative nominee is not recommended by the Corporate Governance Committee, the number of directors will be reduced.

    Certain information regarding each nominee for director is given below. This information has been furnished to NEES by the respective nominees.

Joan T. Bok                                                  Director since 1979

    CHAIRMAN EMERITUS. Mrs. Bok, 69 years of age, was elected Chairman in 1984 and held that position through 1993. She was elected Chairman of the Board in 1993 and held that position until 1998 when she retired as Chairman of the Board and was elected Chairman Emeritus. From July 1988 until February 1989, she also served as President and Chief Executive Officer. Until 1997, Mrs. Bok served as a director of each of NEES's direct subsidiaries, including Massachusetts Electric Company, The Narragansett Electric Company, and New England Power Company. Mrs. Bok is a director of Avery Dennison Corporation, John Hancock Mutual Life Insurance Company, and Solutia, Inc., and is a Trustee of the Boston Athenaeum and the Urban Institute.

William M. Bulger                                            Director since 1996

    PRESIDENT OF THE UNIVERSITY OF MASSACHUSETTS, BOSTON, MASSACHUSETTS. Mr. Bulger, 65 years of age, served as President of the Massachusetts State Senate from July 1978 to January 1996. He also serves as a director of Citizens Bank and is a Trustee of Massachusetts General Hospital, the Boston Public Library, and the Museum of Fine Arts. He is a corporator of the Children's Museum and the Winsor School and is on the board of overseers of the Boston Symphony Orchestra.

Alfred D. Houston                                            Director since 1998

    CHAIRMAN. Mr. Houston, 58 years of age, was elected Chairman in 1998. He served as Executive Vice President of NEES from 1994 to 1998 and as Chief Financial Officer from 1984 to 1998. He was Senior Vice President from 1987 to 1994. He is an officer or director of a number of NEES's subsidiaries, including New England Power Company. Mr. Houston is a director of Arkwright Mutual Insurance Co. and the Massachusetts Business Roundtable and a Trustee of the Boston Ballet, Nichols College, and the Massachusetts Taxpayers Foundation.

Paul L. Joskow                                               Director since 1987

    PROFESSOR OF ECONOMICS AND MANAGEMENT, DEPARTMENT OF ECONOMICS, MASSACHUSETTS INSTITUTE OF TECHNOLOGY, CAMBRIDGE, MASSACHUSETTS. Professor Joskow, 51 years of age, teaches and conducts research in the fields of industrial organization, government regulation, antitrust law and economics, and energy economics. He served as Chairman of the Economics Department from 1994 to 1998. Professor Joskow is a director of State Farm Indemnity Company and a Trustee of the Putnam Mutual Funds. He is also a director of the Whitehead Institute for Biomedical Research and President of the Yale University Council.

John M. Kucharski                                            Director since 1989

    CHAIRMAN OF THE BOARD OF EG&G, INC., WELLESLEY, MASSACHUSETTS. Mr. Kucharski, 63 years of age, served as Chief Executive Officer of EG&G, Inc. from 1987 through 1998. He is a director of State Street Boston Corporation and Nashua Corporation. He also serves as Trustee of George Washington University and Marquette University.

Edward H. Ladd                                               Director since 1974

    CHAIRMAN OF STANDISH, AYER & WOOD, INC. (INVESTMENT COUNSELORS), BOSTON, MASSACHUSETTS. Mr. Ladd, 61 years of age, is a director of Harvard Management Company and Greylock Management Company. He is also a Trustee of Wheelock College and an Overseer of Beth Israel Deaconess Hospital.

Joshua A. McClure                                            Director since 1978

    FORMER PRESIDENT OF AMERICAN CUSTOM KITCHENS, INC., PROVIDENCE, RHODE ISLAND. Mr. McClure, 67 years of age, is a director of the Westerly Pawcatuck YMCA and the North End Crime Watch and Community Development Corporation. He is also a member of the Building Committee of the Westerly Senior Center, and a director of the Washington County Housing Authority.

George M. Sage                                               Director since 1975

    PRESIDENT AND TREASURER OF BONANZA BUS LINES, INC., PROVIDENCE, RHODE ISLAND. Mr. Sage, 67 years of age, is a director of Collette Travel, Inc. and the American Bus Association. Mr. Sage also serves as a director of United Way of Southeastern New England and is a director and member of the Executive Committee of Business Development of Rhode Island. He is also a Trustee of St. Andrew's School.

Richard P. Sergel                                            Director since 1998

    PRESIDENT AND CHIEF EXECUTIVE OFFICER. Mr. Sergel, 49 years of age, was elected President and Chief Executive Officer of NEES in February, 1998. From 1996 to 1998, he served as Senior Vice President and from 1992 to 1995, he served as Vice President of NEES. He is a director of a number of NEES's subsidiaries, including Massachusetts Electric Company, The Narragansett Electric Company, and New England Power Company. Mr. Sergel is a Trustee for the Consortium for Energy Efficiency and a director of United Way of Merrimack Valley and the Lowell Plan.

Charles E. Soule                                             Director since 1994

    RETIRED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF PAUL REVERE INSURANCE GROUP, WORCESTER, MASSACHUSETTS. Mr. Soule, 64 years of age, retired as President and Chief Executive Officer of Paul Revere Insurance Group, a subsidiary of Textron, Inc. in 1997, a position he held since 1990. Mr. Soule is Executive in Residence at The American College. Mr. Soule also serves as a Trustee for the Westboro Savings Bank and a director of Carroll Enterprises. He was a member of the Massachusetts Electric Company Board of Directors from 1991 to 1993.

Anne Wexler                                                  Director since 1981

    CHAIRMAN OF THE WEXLER GROUP (MANAGEMENT CONSULTANTS), WASHINGTON, D.C. The Wexler Group is a subsidiary of Hill and Knowlton. Ms. Wexler, 69 years of age, served as Assistant to the President of the United States from 1978 to 1981 with responsibility for liaison with the business community and other major interest groups. She is a director of Comcast Corporation, Dreyfus Index Funds, Dreyfus Mutual Funds, and Wilshire Target Funds Inc.

James Q. Wilson                                              Director since 1982

    PROFESSOR EMERITUS OF MANAGEMENT AT THE UNIVERSITY OF CALIFORNIA AT LOS ANGELES, LOS ANGELES, CALIFORNIA. Professor Wilson is 67 years of age. He is a director of State Farm Insurance Company and Protection One, Inc. and a Trustee of the American Enterprise Institute, the RAND Corporation, and the Randolph Foundation.

James R. Winoker                                             Director since 1991

    CHIEF EXECUTIVE OFFICER OF BELVOIR PROPERTIES, INC. (REAL ESTATE INVESTMENT), PROVIDENCE, RHODE ISLAND. Mr. Winoker, 67 years of age, has served as Chief Executive Officer of Belvoir Properties, Inc. since 1994. He was Treasurer of Belvoir Properties, Inc. from 1980 to 1994 and President of B.B. Greenberg Co. (jewelry manufacturers) from 1970 to 1994. A receiver was appointed for B.B. Greenberg Co. in 1994. Mr. Winoker is also a director of Original Bradford Soap Works, Inc.

                        BOARD STRUCTURE AND COMPENSATION

    NEES has an Executive Committee, an Audit Committee, a Compensation Committee, a Corporate Governance Committee, and a Corporate Responsibility Committee.

EXECUTIVE COMMITTEE

    - Mrs. Bok

    - Mr. Houston

    - Mr. Joskow

    - Mr. Ladd

    - Mr. Sage

    - Mr. Sergel

    - Ms. Wexler

    Mr. Ladd serves as the Chairman of this Committee.

    During the intervals between meetings of the Board of Directors, the Executive Committee has all the powers of the Board that may be delegated.

AUDIT COMMITTEE

    - Mr. Bulger

    - Mr. Joskow

    - Mr. Soule

    - Mr. Winoker

    Mr. Joskow serves as the Chairman of this Committee.

    The Audit Committee reviews with the independent public accountants the scope of their audit and management's financial stewardship for the current and prior years. This Committee also recommends to the Board of Directors the independent public accountants to be engaged for the coming year.

COMPENSATION COMMITTEE

    - Mr. Kucharski

    - Mr. Sage

    - Ms. Wexler

    Mr. Sage serves as the Chairman of this Committee.

    The Compensation Committee is responsible for executive compensation, including the administration of certain of NEES's incentive compensation plans.

CORPORATE GOVERNANCE COMMITTEE

    - Mr. Joskow

    - Mr. Ladd

    - Mr. Sage

    - Ms. Wexler

    Mr. Ladd serves as Chairman of this Committee.

    The Corporate Governance Committee is responsible for maintaining the quality and experience of the Board. As part of its responsibilities, the committee also functions as a nominating committee and considers and evaluates director candidates, determines criteria and procedures for selecting non-management directors, and conducts periodic reviews of director performance. This Committee also considers written recommendations from shareholders for nominees to the Board.

CORPORATE RESPONSIBILITY COMMITTEE

    - Mrs. Bok

    - Mr. Houston

    - Mr. McClure

    - Mr. Sergel

    - Mr. Wilson

    - Mr. Winoker

    Mr. Wilson serves as the Chairman of this Committee.

    The Corporate Responsibility Committee reviews compliance with laws and regulations, offers guidance in considering public policy issues, and helps to assure ethical conduct.

DIRECTOR COMPENSATION

    Members of the Board of Directors, except Messrs. Houston and Sergel, receive annually a retainer of $20,000 and 300 common shares of NEES, and receive a meeting fee of $1,000 plus expenses for each meeting attended.

    The Chairman of the Executive Committee receives an annual retainer of $12,000. Other members of the Executive Committee, except Messrs. Houston and Sergel, receive an annual retainer of $5,000. The Chairmen of the Audit, Compensation, Corporate Governance, and Corporate Responsibility Committees each receive an annual retainer of $6,000. Other members of the Audit, Compensation, and Corporate Responsibility Committees, except Messrs. Houston and Sergel, receive annual retainers of $4,000. There is no retainer for the other members of the Corporate Governance Committee. All directors participating in a Committee meeting, except Messrs. Houston and Sergel, receive a meeting fee of $1,000 plus expenses.

    NEES permits directors to defer all or a portion of any cash retainers, meeting fees, and retainer shares under a deferred compensation plan. At the end of the deferral period, the compensation is paid out in the same form, cash or shares, as was deferred. Deferred shares do not have voting rights or other rights associated with ownership while deferred. A special account is maintained on NEES's books showing the amounts deferred and the interest or
dividends accrued thereon.   Group life insurance of $80,000 is provided to each
member of the Board of Directors. Director contributions to qualified charities are matched by NEES under a matching gift program, which has a maximum limit of $3,500.

    Pursuant to a director retirement plan, nonemployee directors who have served on the Board of NEES for 5 years or more will receive a retirement benefit upon the later of the director's retirement from the Board or age 60. The benefit level is 100% of the annual cash retainer for directors who served on the Board for 10 or more years and 75% of the annual cash retainer for directors who served between 5 and 10 years. There are no death benefits under the plan.

ATTENDANCE

    The Board of Directors held 13 meetings in 1998. The Executive, Audit, Compensation, Corporate Governance, and Corporate Responsibility Committees held 3, 3, 7, 3, and 3 meetings, respectively, in 1998. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which they were members.

RELATIONSHIPS BETWEEN DIRECTORS AND NEES OR ITS SUBSIDIARIES

    During 1998, Mr. Joskow did consulting work for NEES or subsidiaries of NEES under a separate consulting contract for which he was paid approximately $30,000. These consulting services were not related to his duties as a Board member.

    Mr. Winoker is Chief Executive Officer of Belvoir Properties, Inc. (Belvoir). Belvoir leases two parcels of land in Providence, Rhode Island from a subsidiary of NEES under a twenty-year lease with an initial annual rent of approximately $60,000.

    In 1998, Applied Resources Integrated Services, Inc. (ARIS) was awarded a contract in a competitive process by a subsidiary of NEES. ARIS is owned by a son and daughter of Mr. Bulger. The contract is for services related to an energy efficiency lighting program beginning in 1999. ARIS will be paid up to $200,000 per year under the contract. It is a two year contract with an option to extend for an additional year.

                         COMPLIANCE WITH SECTION 16(A)
                                   REPORTING

    The rules of the Securities and Exchange Commission require that NEES disclose late filings of reports of share ownership (and changes in share ownership) by its directors and executive officers. To the best of NEES's knowledge, there were no late filings during 1998.

                                SHARE OWNERSHIP

    The following table lists the holdings of NEES common shares and deferred shares by NEES's directors, the executive officers named in the Summary Compensation Table, and for directors and all executive officers as a group. The information includes all whole shares beneficially owned, directly or indirectly, as of January 20, 1999.

                                                                           SHARES       DEFERRED
                                                                         BENEFICIALLY     SHARE
NAME                                                                      OWNED(A)    EQUIVALENTS(B)   TOTAL
-----------------------------------------------------------------------  -----------  -------------  ---------
Joan T. Bok............................................................      14,016        --           14,016
William M. Bulger......................................................         100         2,420        2,520
Alfred D. Houston......................................................      14,359        15,489       29,848
Michael E. Jesanis.....................................................       4,316         7,188       11,504
Paul L. Joskow.........................................................       2,829           635        3,464
David C. Kennedy.......................................................       8,236         4,439       12,675
John M. Kucharski......................................................       3,100        --            3,100
Edward H. Ladd.........................................................       6,746           308        7,054
Cheryl A. LaFleur......................................................       3,595         7,147       10,742
Joshua A. McClure......................................................       2,255           693        2,948
John W. Rowe(c)........................................................       5,704        26,418       32,122
George M. Sage.........................................................       4,300        --            4,300
Richard P. Sergel......................................................       8,574        12,069       20,643
Charles E. Soule.......................................................       1,310         6,515        7,825
Anne Wexler............................................................       3,048        --            3,048
James Q. Wilson........................................................       3,655           308        3,963
James R. Winoker.......................................................       2,600        --            2,600
All of the above and other executive officers, as a group (18
  persons).............................................................      92,694(d)      86,814     179,508

------------------------

(a) Number of shares beneficially owned includes:

    - shares directly owned by certain relatives with whom directors or officers share voting or investment power;

    - shares held of record individually by a director or officer or jointly with others or held in the name of a bank, broker, or nominee for such individual's account;

    - shares in which certain directors or officers maintain exclusive or shared investment or voting power whether or not the securities are held for their benefit; and

    - with respect to the executive officers of NEES, allocated shares in the Incentive Thrift Plan described below.

(b) Deferred share equivalents are held under NEES's Deferred Compensation Plan or pursuant to individual deferral agreements. Under the plan or deferral agreements, executives may elect to defer cash compensation and share awards. There are various deferral periods available under the plans. At the end of the deferral period, the compensation is paid out in the same form, cash or shares, as was deferred. The rights of the executives to payment are those of general, unsecured creditors.

   While deferred, the shares do not have voting rights or other rights associated with ownership. As cash dividends are declared, the number of deferred share equivalents will be increased as if the dividends were reinvested in NEES's common shares.

   Deferred share equivalents for directors are held under the Directors
    Deferred Compensation Plan. See Board Structure and Compensation for a description of that plan.

   Potential share awards under the Long-Term Performance Share Award Plan are not included in this table.

(c) Mr. Rowe, former President and Chief Executive Officer, resigned effective February 6, 1998.

(d) Amount is less than 1% of the total number of shares of NEES outstanding.

    T. Rowe Price Trust Company, 100 East Pratt Street, Baltimore, MD 21202 is the only person or group known to NEES as of January 20, 1999 to beneficially own 5% or more of NEES's common shares. However, T. Rowe Price Trust Company disclaims beneficial ownership of all such shares. As of December 31, 1998, T. Rowe price owned 4,740,729 shares as trustee for NEES employee benefits plans, including those discussed herein. This represented 8% of NEES common shares.

                           SHARE OWNERSHIP GUIDELINES

    NEES has long recognized the importance of consistent alignment of executive interests with those of shareholders. In 1995, the Compensation Committee of the Board voted that it is expected that executives will own shares or share equivalents to certain minimum levels within five years of being subject to the requirement.

    - For Mr. Sergel, the level is 40,000 shares.

    - For Mr. Houston, the level is 25,000 shares.

    - For the other executives listed in the Executive Compensation Summary Table, the level is 7,000 to 15,000 shares.

    - Other executives are expected to hold from 2,000 to 7,000 shares depending on their compensation levels and bonus plans.

    In 1996, the Board of Directors voted that members of the Board were expected to own 2,500 shares within five years of being subject to that requirement.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

To the Shareholders of
New England Electric System:

    The members of the Compensation Committee (the Committee) of the Board of Directors have the responsibility for executive compensation, including the administration of certain of NEES's incentive compensation plans.

    NEES's total compensation package is designed to attract, retain, and reward superior managers who are committed to solid financial performance and who can also successfully lead NEES as our industry becomes increasingly competitive. The compensation package reflects the fact that these managers' backgrounds are suitable to a broader industrial marketplace and are not necessarily limited to NEES or its industry. Total compensation consists of Base Salary, Incentive Compensation (performance based, at risk compensation), and Benefits. The Committee periodically reviews each component of NEES's executive compensation program to ensure that pay levels and incentive opportunities are competitive and that incentive opportunities are linked to NEES performance. NEES's general compensation philosophy is that (1) the Base Salary ranges should be competitive, with individual salaries reflecting performance and experience; (2) a significant portion of management compensation should be tied to achievement of corporate goals in order to maintain a sharp focus on corporate performance;
(3) substantial portions of incentive compensation should be in shares so as to consistently align the interest of management and NEES's shareholders and customers; and (4) an ever higher percentage of total compensation should be at risk and share based as one moves upward through management. The compensation of the Chief Executive Officer, Mr. Sergel, is based on these considerations.

COMPENSATION DECISIONS

    The Board of Directors votes the compensation of Mr. Sergel and Mr. Houston acting upon recommendations of the Compensation Committee. The Committee reports its decisions to the Board of Directors. After meeting in executive session and discussing the reports made by the Committee, the Board of Directors has unanimously accepted each of the recommendations described below made in 1998 and to date in 1999. However, as described in the Supplemental Report, which follows, the Board (including the members of the Compensation Committee) later increased Mr. Sergel's base compensation for 1999.

    The Compensation Committee votes the compensation of all other NEES executive officers listed in the Summary Compensation Table, as well as other senior employees. The Board has ratified the compensation decisions for these executive officers. Although NEES management may be present during Committee discussions of officers' compensation, Committee decisions with respect to the compensation of Mr. Sergel and Mr. Houston were reached in executive session.

    Under Section 162(m) of the Internal Revenue Code, tax deductions are limited for compensation above $1 million, not including amounts deferred. Given the mandatory deferral of their share awards by Messrs. Sergel and Houston, the Code provisions do not currently impact NEES. Total compensation for each of the other executive officers is also below the $1 million threshold. The Committee has not, therefore, had to address issues related to Section 162(m) and does not expect to in the near future, but will continue to monitor these issues.

BASE SALARY

    Base Salary levels are established after consideration of the appropriate market to determine the salary range for a position. Extensive salary survey analyses are compiled annually and presented to the Committee for review. Salary ranges are then defined on the basis of those market surveys. These surveys may include some of the same companies included in incentive compensation plan comparisons or in the corporate performance chart.

    In March 1998 the Committee reviewed the compensation of the System officers (other than Messrs. Sergel and Houston) in light of their additional responsibilities. The Committee considered relevant base pay market data including both utility and general industry surveys. The Committee then set the 1998 compensation levels for those individuals.

    At the meeting of November 23, 1998, the Committee considered data from multiple surveys from a number of independent consultants on senior executive compensation levels for comparable utilities and for industry in general. They then discussed the events of the preceding year and reflected upon the changes in the industry, the significant progress NEES had made as a leader in the restructuring of the industry, and the successful sale of NEES's nonnuclear generation business. In this context, the contributions of both Mr. Houston and Mr. Sergel in assuming the leadership of NEES and in continuing its success were evaluated. The Committee then voted to recommend to the full Board that Mr. Houston's and Mr. Sergel's base compensation be each set at $500,000 for 1999.

    At the same November meeting the Committee reviewed NEES's compensation philosophy, set out above, and discussed the need to adequately reward employees when compared to the utility and broader industry averages and the need to retain valuable contributors. The Committee then considered comparative market compensation data, and individual performance and responsibilities. After consultation with Messrs. Houston and Sergel, the Committee set the compensation levels for 1999 for the other senior executives.

PERFORMANCE BASED INCENTIVE COMPENSATION

    Performance Based Incentive Compensation (at risk compensation or bonus) is designed to deliver rewards above base salary, if NEES and the individual executives perform well.

    ANNUAL TARGET PLANS

    In 1997, the Committee reevaluated the existing annual bonus plans because:
NEES's shifting from being a vertically integrated utility to being primarily a transmission and distribution company; comparative ROE and cost per kilowatt-hour measurements becoming less appropriate as the prime measures of success as different utilities proceed through competitive transitions at different times and at different rates; and NEES's strategic plan calling for significant new business development in competitive new areas.

    The incentive compensation plans were therefore revised to be reflective of the achievement of operating income from the core business and strategic objectives. Annual income targets and strategic objectives are established by the Board of Directors for each year. For 1998 those objectives were: achieving recovery of stranded investments; maximizing the return on the sale of the generation business; running the best wires business in the Northeast; increasing the size of the energy delivery business; and profiting from growth in unregulated ventures. Benchmarks were established for each of these objectives.

    Mr. Sergel's and Mr. Houston's bonuses under the plan were directly related to achievement of the above described corporate objectives.

    Participants in the senior plan and other principal System officers share all five of these objectives. Other participants may have some but not all of these objectives depending upon their responsibilities within NEES. For Messrs. Sergel and Houston, achievement of the operating income objective would provide a formula bonus of 15% of base pay. Achievement of an operating income objective above the target and achievement of all strategic objectives in full would generate a calculated cash award of up to 50% of base pay. The Committee retains discretion within the plan to adjust the final calculation to reflect extraordinary events.

    At the January 1999 meeting, upon considering the performance of NEES during the previous year, the Committee increased the weighting for merger activities in consideration of the value of the merger with the National Grid Group which had been brought forward by Messrs. Sergel and Houston. It was the Committee's judgment that their performance significantly exceeded the design of the plan and the Committee's expectations when establishing the strategic objectives for 1998. Accordingly, the Committee recommended to the Board that the cash bonuses for Messrs. Sergel and Houston be set at 62.5% of base compensation.

    The participants in the incentive compensation plans are also awarded common shares of NEES under the Incentive Share Plan, approved by the shareholders in 1990. No discretion is exercised by the Committee in the awarding of shares generated by the formulae. An individual's award of shares under the Incentive Share Plan is a fixed percentage of her or his cash award for that year from the incentive compensation plan in which she or he participates. For Mr. Sergel and Mr. Houston, the percentage was 60%. If no cash award is made, no shares are distributed under the formulae. Further, total plan awards of shares in any calendar year cannot exceed one-half of one percent (0.5%) of the number of outstanding shares at the end of the previous calendar year. (The incentive plan shares awarded, including those restricted or deferred, for 1998 were approximately 0.07% of the number of outstanding shares.) As noted above under Share Ownership Guidelines, the share awards of NEES officers were restricted for 1998.

THREE-YEAR TARGET PLAN

    In order to increase executive focus on multi-year performance, NEES established in 1995 the Long-Term Performance Share Award Plan described below. The first payout under this plan for the three year cycle ended December 31, 1998 was made in February 1999.

    Awards for this plan are based upon various measures of NEES performance over a three-year period. Each award factor or measurement functions independently. The factors change from year to year and include financial and operating performance. The factors may be related to those in the incentive plans. The factors are established by the Committee at the beginning of each cycle. All participants share the same factors and factor weights. Performance is rated on rolling three-year periods, with a new cycle beginning each year. An individual's potential award under the plan is a fixed percentage of her or his base pay on January 1 of the first year of the plan measurement period. Percentages range from 15% to 50%. No dividends accrue on the allocated shares until awarded. At the end of the three-year cycle, the participant receives actual shares based upon the performance against the various factors. For example, for the first cycle, 20% of the shares were dependent upon the relative shareholder return on equity (as shown in the following chart) as compared to a national grouping of utilities. The return on equity was at the 73(rd) percentile, producing an 85% payment for this goal. The total calculated award for the plan cycle 1996-1998 was 77% of the allocated shares.

BENEFITS

    The executive benefits are designed both to provide a competitive package and to retain flexibility for NEES in staffing management to meet changing conditions.

Respectfully submitted,

NEW ENGLAND ELECTRIC SYSTEM COMPENSATION COMMITTEE

George M. Sage, Chairman
John M. Kucharski
Anne Wexler

                 SUPPLEMENTAL REPORT OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

To the Shareholders of New England Electric System:

    As noted in the preceding report of the Compensation Committee, the Board of Directors had approved each of the recommendations of the Compensation Committee. At its meeting on December 11, 1998, relating to the proposed merger with the National Grid Group, the Board again considered Mr. Sergel's leadership in developing the merger. In light of this and the Board's subjective judgment as to the continued value of Mr. Sergel to NEES, they increased his 1999 base compensation to $550,000.

Respectfully submitted,

NEW ENGLAND ELECTRIC SYSTEM BOARD OF DIRECTORS

Joan T. Bok
William M. Bulger
Alfred D. Houston
Paul L. Joskow
John M. Kucharski

Edward H. Ladd
Joshua A. McClure
George M. Sage
Richard P. Sergel

Charles E. Soule
Anne Wexler
James Q. Wilson
James R. Winoker

CORPORATE PERFORMANCE

TOTAL RETURN

    The following graph shows total shareholder return for NEES (capital appreciation plus reinvested dividends) for the years 1993 through 1998, as compared to the Standard & Poor's 500 Index and the Edison Electric Institute
(EEI) Index of 100 investor-owned electric companies, assuming the investment of $100 on December 31, 1993.

                               TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             NEES      S&P 500   EEI INDEX
1993          100.00     100.00      100.00
1994           87.70     101.32       88.43
1995          115.87     139.40      115.86
1996          108.82     171.40      117.25
1997          142.28     228.58      149.33
1998          169.06     294.30      170.07

                                                1993       1994       1995       1996       1997       1998
                                              ---------  ---------  ---------  ---------  ---------  ---------
NEES........................................     100.00      87.70     115.87     108.82     142.28     169.06
S&P 500.....................................     100.00     101.32     139.40     171.40     228.58     294.30
EEI Index...................................     100.00      88.43     115.86     117.25     149.33     170.07

------------------------

Note: The share price performance shown on the graph above is not necessarily indicative of future price performance.

RETURN ON EQUITY

    The following graph shows the return on equity of NEES common shares for the years 1994 through 1998 compared to a national grouping of approximately 80 electric utilities and a regional grouping of utilities in the New York and New England area. As discussed in the report of the Compensation Committee, return on equity has been a key driver of NEES's incentive compensation program.

                               RETURN ON EQUITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             NEES     NATIONAL GROUPING   REGIONAL GROUPING
1994          12.73%              11.42%              11.40%
1995          12.78%              11.72%              10.43%
1996          12.58%              11.41%              11.13%
1997          12.84%              10.89%              10.60%
1998          11.37%              11.28%              10.33%

                                                       1994       1995       1996       1997       1998
                                                     ---------  ---------  ---------  ---------  ---------
NEES...............................................      12.73%     12.78%     12.58%     12.84%     11.37%
National Grouping..................................      11.42%     11.72%     11.41%     10.89%     11.28%
Regional Grouping..................................      11.40%     10.43%     11.13%     10.60%     10.33%

------------------------

Note: The earnings performance shown on the graph above is not necessarily indicative of future performance.

                             EXECUTIVE COMPENSATION

    The following table gives information with respect to all compensation for services in all capacities for NEES and its subsidiaries for the years 1996 through 1998 to or for the benefit of the Chief Executive Officers and the four other most highly compensated executive officers of NEES.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION (b)                      LONG TERM
                                         -------------------------------------------           COMPENSATION
                                                                      OTHER ANNUAL    ------------------------------
     NAME AND PRINCIPAL                                               COMPENSATION    RESTRICTED SHARE      LTIP
        POSITION (a)            YEAR       SALARY($)    BONUS($)(c)      ($)(d)         AWARDS($)(e)     PAYOUTS($)
----------------------------  ---------  -------------  -----------  ---------------  -----------------  -----------
Richard P. Sergel,..........       1998      437,500       289,382         12,233           165,952         100,166
  President and Chief              1997      244,893       242,020          8,764            51,043
  Executive Officer                1996      212,700       110,724          5,366           138,376
  (elected 2/6/98)

John W. Rowe,...............       1998      127,882         6,600          5,635                 0               0
  Former President                 1997      597,600       285,692         12,599           152,206
  and Chief Executive
    Officer                        1996      537,600       287,896          9,093           370,288
  (resigned 2/6/98)

Alfred D. Houston,..........       1998      442,694       294,951         10,227           167,893         157,751
  Chairman                         1997      345,072       314,028          9,616            88,573
                                   1996      335,016       167,306          6,265           182,267

Cheryl A. LaFleur,..........       1998      209,132       117,577          7,992            54,387          39,024
  Senior Vice President,           1997      176,388       192,437          6,827            37,768
  General Counsel                  1996      165,624        89,477          4,059           106,020
  and Secretary

Michael E. Jesanis,.........       1998      206,010       115,467          8,040            53,376          34,834
  Senior Vice President            1997      164,736       188,213          7,399            31,866
  and Chief Financial
    Officer                        1996      153,995        80,070          4,007           101,376

David C. Kennedy,...........       1998      186,658        96,257         12,487            40,032          35,808
  Vice President
  (elected 2/98)

                                 ALL OTHER
     NAME AND PRINCIPAL        COMPENSATION
        POSITION (a)              ($)(f)
----------------------------  ---------------
Richard P. Sergel,..........           718
  President and Chief                  781
  Executive Officer                  3,535
  (elected 2/6/98)
John W. Rowe,...............         1,673
  Former President                   2,544
  and Chief Executive
    Officer                          4,891
  (resigned 2/6/98)
Alfred D. Houston,..........         2,594
  Chairman                           1,836
                                     4,649
Cheryl A. LaFleur,..........           439
  Senior Vice President,               335
  General Counsel                    3,251
  and Secretary
Michael E. Jesanis,.........           382
  Senior Vice President                320
  and Chief Financial
    Officer                          3,218
David C. Kennedy,...........           621
  Vice President
  (elected 2/98)

------------------------------

(a) Officers of NEES also hold various positions with subsidiary companies. Compensation for these positions is included in this table.

(b) Includes deferred compensation in category and year earned.

(c) The bonus figures represent: cash bonuses under an incentive compensation plan; the all-employee goals program; the variable match of the Incentive Thrift Plan including related deferred compensation plan matches; special cash bonuses; and unrestricted shares under the Incentive Share Plan. See descriptions under Plan Summaries.

   In 1996 and 1997, the bonus amounts were all cash or contributions to the Incentive Thrift Plan, including related deferred compensation plan matches.

(d) Includes amounts reimbursed by NEES for the payment of taxes on certain noncash benefits and NEES contributions to the Incentive Thrift Plan that are not bonus contributions including related deferred compensation plan match. See description under Plan Summaries.

(e) The incentive share awards for the named executives were in the form of restricted shares (with a five-year restriction) or deferred share equivalents, deferred for receipt for at least five years, at the executive's option. As cash dividends are declared, the number of deferred share equivalents will be increased as if the dividends were reinvested in shares. See also Payments Upon a Change in Control below.

     As of December 31, 1998, the following executive officers held the amount of restricted shares and deferred share equivalents with the value indicated:

    - Mr. Sergel 9,581 shares, $461,085 value;

    - Mr. Rowe 29,847 shares, $1,436,386 value;

    - Mr. Houston 13,216 shares, $636,020 value;

    - Ms. LaFleur 6,552 shares, $315,315 value;

    - Mr. Jesanis 6,731 shares, $323,929 value;

    - Mr. Kennedy 3,617 shares, $174,068 value.

     The value was calculated by multiplying the closing market price on December 31, 1998, by the number of shares.

(f) Includes NEES contributions to life insurance. See description under Plan Summaries. The life insurance contribution is calculated based on the value of term life insurance for the named individuals. The premium costs for most of these policies have been or will be recovered by NEES. Prior to 1997, this column also included NEES contributions to the Incentive Thrift plan that are not bonus contributions. These figures are now included in the Other Annual Compensation column.

PAYMENTS UPON A CHANGE OF CONTROL OR TERMINATION OF EMPLOYMENT

    NEES has agreements with certain of its executives, including those named in the Summary Compensation Table, which provide severance payments in the event of certain terminations of employment following a Change in Control of NEES. These are discussed at greater length at page 29. NEES's bonus plans, including those described in the Compensation Committee Report, provide for payments equal to the average of the bonuses for the three prior years in the event of a Change in Control.

    The Board recognized the trend toward business combinations and consolidation in the electric utility industry and considered it essential to the best interests of its shareholders to foster the continuous employment of key management personnel. In addition, the Board recognized that the possibility of a change in control at NEES, as at other electric utilities, existed and that such possibility, and the uncertainty and questions which it may raise among management, could result in the departure or distraction of management personnel to the detriment of NEES and its shareholders. Furthermore, the Board determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the management of the Company and its subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control. Accordingly, NEES determined that executive officers (including those listed in the Summary Compensation Table, but excluding Messrs. Houston and Sergel) would receive a benefit equal to one and one-half times annual compensation, for a severance other than one for cause or following a change in control.

                                 PLAN SUMMARIES

    A brief description of the various plans through which compensation and benefits are provided to the named executive officers is presented below to better enable shareholders to understand the information presented in the tables shown earlier. The general provisions of the incentive compensation plans are described in the report of the Compensation Committee. The amounts of compensation and benefits provided to the named executive officers under the plans described below are presented in the Summary Compensation Table.

    GOALS PROGRAM

    The Goals Program establishes goals annually. For 1998, these included goals related to core operating income, costs to customers for electricity delivery, safety, absenteeism, transmission and distribution reliability, environmental and OSHA compliance, and customer satisfaction. Some goals apply to all employees, while others apply to particular functional groups. Depending upon the number of goals met, and provided the minimum earnings goal is met, employees may earn a cash bonus of 1% to 4 1/2% of their compensation.

    INCENTIVE THRIFT PLAN

    The Incentive Thrift Plan (a 401(k) program) provides for a match of 40% of up to the first 5% of base compensation contributed to NEES's Incentive Thrift Plan (shown under Other Annual Compensation in the Summary Compensation Table) and, based on an incentive formula tied to core operating income, may fully match the first 5% of base compensation contributed (the additional amount, if any, is shown under Bonus in the Summary Compensation Table). Under Federal law, contributions to these plans are limited. In 1998, the contribution amount was limited to $10,000.

    DEFERRED COMPENSATION PLAN

    The Deferred Compensation Plan offers executives the opportunity to defer base pay and bonuses. The plan offers the option of investing at the prime rate or in NEES common shares; however, share bonuses may only be deferred in a share account. Under Federal law, the Incentive Thrift Plan, described above, is required to limit participant base compensation to $160,000 in calculating NEES match. Under the Deferred Compensation Plan, NEES will make a contribution to an executive's share account equivalent to the resultant reduction in his match under the Incentive Thrift Plan.

    LIFE INSURANCE

    NEES has established for the named executive officers life insurance plans funded by individual policies. The combined death benefit under these insurance plans is three times the participant's annual salary. These plans are structured so that, over time, NEES should recover the cost of the insurance premiums.

    After termination of employment, Messrs. Rowe and Houston may elect, commencing at age 55 or later, to receive an annuity income equal to 40% of final annual salary for Mr. Rowe and 22.5% of 1998 annual salary plus 40% of final annual salary for Mr. Houston. In that event, the life insurance is reduced over fifteen years to an amount equal to the participant's final annual salary. Due to changes in the tax law, this plan has been closed to new participants, and an alternative was established with only a life insurance benefit.

    FINANCIAL COUNSELING

    NEES pays for personal financial counseling for senior executives. As required by the IRS, a portion of the amount paid is reported as taxable income for the executive. Financial counseling is also offered to other employees through seminars conducted at various locations during each year.

    OTHER

    NEES does not have any share option plans.

              LONG TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR

    The following table shows the potential awards, for those executive officers named in the Summary Compensation Table, under the Long-Term Performance Share Award Plan (more fully described in the Compensation Committee Report on page
54) for the performance cycle commencing January 1, 1998. NEES's performance will be measured over the three-year period ending December 31, 2000.

    However, as discussed on page 32, upon the completion of the merger with National Grid Group, the executives will receive awards based upon an average of incentive compensation target achievement for the prior three years and not upon the measures specified below.

                            ESTIMATED FUTURE PAYOUTS
                       UNDER NON-STOCK PRICE-BASED PLANS

                                                              NUMBER OF
                                                            COMMON SHARE    PERFORMANCE
NAME                                                       EQUIVALENTS (A)    PERIOD       THRESHOLD (B)    TARGET (C)
---------------------------------------------------------  ---------------  -----------  -----------------  -----------
Richard P. Sergel........................................         3,569        3 years              29           3,569
Alfred D. Houston........................................         4,310        3 years              34           4,310
Cheryl A. LaFleur........................................         2,293        3 years              18           2,293
Michael E. Jesanis.......................................         2,142        3 years              17           2,142
David C. Kennedy.........................................           987        3 years               8             987

------------------------

(a) Amounts are denominated in common share units. No dividends are attributable to share units. At the end of the cycle, awards are paid in shares.

(b) The awards in this column represent the threshold number of shares that could be earned if the minimum attainment level is reached for one factor. The minimum payout upon failure to achieve any of the goals would be 0.

(c) The awards in this column represent the target (and maximum) number of shares that could be earned if the maximum performance is achieved for all factors.

    The Long-Term Performance Share Award Plan provides awards based on various measures of NEES performance over a three-year period. Each award factor functions independently. The performance targets for each cycle are set by the Compensation Committee. The measures of performance for the cycle commencing January 1, 1998 are as follows: total shareholder return, maintenance or improvement of bond ratings; redeployment of the generation sale proceeds, and system service levels, including customer satisfaction, reliability, safety, and compliance.

                                RETIREMENT PLANS

    The following chart shows estimated annual benefits payable to executive officers under the qualified pension plan and the supplemental retirement plan, assuming retirement at age 65 in 1999.

                               PENSION PLAN TABLE

  FIVE-YEAR
   AVERAGE     10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
COMPENSATION    SERVICE    SERVICE    SERVICE    SERVICE    SERVICE    SERVICE
-------------  ---------  ---------  ---------  ---------  ---------  ---------
3$00,000.....     60,300     87,500    114,700    141,100    167,500    184,100
4$00,000.....     81,000    117,500    154,000    189,600    225,100    241,600
5$00,000.....    101,700    147,600    193,500    238,100    282,700    311,000
6$00,000.....    122,400    177,600    232,900    286,600    340,300    374,500
7$00,000.....    143,100    207,700    272,300    335,100    397,900    437,900
8$00,000.....    163,800    237,700    311,700    383,600    455,500    501,400
9$00,000.....    184,500    267,800    351,100    432,100    513,100    564,800
1$,000,000...    205,200    297,800    390,500    480,600    570,700    628,300
1$,100,000...    225,900    327,900    429,900    529,100    628,300    691,700
1$,200,000...    246,600    357,900    469,300    577,600    685,900    755,200
1$,300,000...    267,300    388,000    508,700    626,100    743,500    818,700
1$,400,000...    288,000    418,000    548,100    674,600    801,100    882,100

    For purposes of the retirement plans, Mr. Sergel, Mr. Rowe, Mr. Houston, Ms. LaFleur, Mr. Jesanis, and Mr. Kennedy currently have 20, 20, 35, 13, 16, and 26 credited years of service, respectively.

    Benefits under the pension plans are computed using formulae based on percentages of highest average compensation computed over five consecutive years. The compensation covered by the pension plan includes salary, bonus, and incentive share awards. Long- Term Performance Share Awards will not be included. The benefits listed in the pension table are not subject to deduction for Social Security and are shown without any joint and survivor benefits. If the participant elected at age 65 a 100% joint and survivor benefit with a spouse of the same age, the benefit shown would be reduced by approximately 16%.

    The pension plan table above does not include annuity payments to be received in lieu of life insurance for Messrs. Rowe and Houston. Those payments are described above under Plan Summaries.

    NEES covers the full cost of post-retirement health benefits for the senior executives listed in the Summary Compensation Table.

                        PROPOSAL 4--SHAREHOLDER PROPOSAL

    Mr. Edward P. Martin, 172 Broadway, Lynn, Massachusetts 01904, beneficial owner of 3,714 shares of NEES, has stated his intention to present a proposal concerning further disclosure of management compensation for consideration by the shareholders at the Annual Meeting.

    The Board of Directors is opposed to Mr. Martin's proposal for the reasons set forth below.

    The following are the text of the proposal and supporting statement supplied by Mr. Martin:

RESOLVED:

    The Company issue a list of total compensation of the "100 Group" separating expenses and in simple to understand dollars and cents. Including the annual compensation of each Board of Directors member, separating all compensation from expenses, just as the municipals list in their community newspapers i.e. City of Peabody.

SUPPORTING STATEMENT:

    Why: To ensure we have the necessary number of workers in order to be the best wires delivery business and aren't spending obscene amounts elsewhere. Guy Nichols never earned more than $200,000 annually.

    Why: John Rowe, Rick and the Board helped double the value for shareholders except it was Boston Edison's shareholders.

    Why: For closer shareholder review of the dollars of the "100 Group" and Board of Directors. No executive for any reason will leave us like at LILCO with $42 million.

    Finally, I urge you to not sign your proxy to Company and attend Annual Meeting at Faneuil Hall. Boston is beautiful in April. Thank you.

Note: The date of the meeting was changed to May 3, 1999 and the location of the meeting was changed to Mechanics Hall after Mr. Martin submitted his proposal.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends a vote AGAINST the proposal.

    The Board believes that NEES supplies appropriate compensation disclosure to shareholders for shareholders to make the decisions they need regarding NEES. With respect to Board compensation, the Board believes the proxy statement already fully discloses annual compensation. See Director Compensation page 50. With respect to officers, the top 5 most highly paid have their compensation for the last 3 years listed. See the Compensation Table page 60. This is consistent with what other companies supply their shareholders in compliance with the securities laws. Shareholders, therefore, have an opportunity to judge the compensation levels of management compared to other similar companies.

    To make compensation information public for an additional 95 employees would put NEES at a competitive disadvantage since other companies do not do so. Other companies or executive search firms might attempt to lure away key NEES employees to the disadvantage of NEES shareholders. Disclosure of this personal financial information of a large number of employees also raises privacy concerns.

    Finally, the majority of NEES earnings comes from its subsidiaries which are rate regulated. To the extent that these NEES subsidiaries cannot justify the compensation levels of their employees, the regulators may deny recovery of such costs in rates or reduce allowed return on equity.

                                 RECENT EVENTS

    On February 1, 1999, NEES, Research Drive LLC, a Massachusetts limited liability company which is directly and indirectly wholly owned by NEES and EUA, a Massachusetts business trust, entered into an Agreement and Plan of Merger, providing for a merger transaction among NEES, Research Drive LLC and EUA. The description of the EUA Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the EUA Merger Agreement, which has been filed with the SEC and is incorporated in this proxy statement by reference.

    EUA is a Boston-based energy services holding company whose subsidiaries include electric transmission and distribution utilities in southeastern Massachusetts and northern and south coastal Rhode Island. These service territories border the service territories of NEES's subsidiaries. The EUA utilities provide electric service to approximately 300,000 customers.

    Upon completion of the EUA Merger, EUA's operations will be merged into NEES's operations. The combined company will serve 1.7 million customers in 228 New England communities. NEES and EUA consistently have been the two lowest-cost, major electric companies in the New England region. It is expected that the geographical fit of the two companies will result in even greater efficiencies.

    The NEES/National Grid Group merger and the EUA Merger are not contingent upon the other. The EUA Merger has been consented to by National Grid Group. NEES shareholders are not being asked to vote on the EUA Merger because no NEES shares are being offered in connection with the EUA Merger, and because the NEES Agreement and Declaration of Trust does not require that NEES shareholders approve such a merger.

    Pursuant to the EUA Merger Agreement, Research Drive LLC will merge with and into EUA with EUA being the surviving entity and becoming a wholly owned subsidiary of NEES. The EUA Merger, which was approved by the NEES Board of Directors, the EUA Board of Trustees and the Members of Research Drive LLC, is expected to occur shortly after all of the conditions to the consummation of the EUA Merger, including the receipt of certain regulatory approvals, are met or waived. NEES expects that the EUA Merger will be completed in early 2000.

    Under the terms of the EUA Merger Agreement, each outstanding share of EUA's common stock will be converted into the right to receive $31.00 in cash, as may be adjusted (the "EUA Merger Consideration"). The cash payment for each EUA common share will be subject to an increase of $0.003 per day if the EUA closing date does not occur within six months after the EUA shareholders approve the EUA Merger. The EUA Merger Agreement values the equity of EUA at approximately $634 million.

    The Board of Directors of NEES has received an opinion from its investment banker, Merrill Lynch, to the effect that, as of January 30, 1999, the EUA Merger Consideration to be paid by NEES pursuant to the EUA Merger is fair from a financial point of view to NEES.

    The EUA Merger is subject to certain customary closing conditions, including, without limitation, the receipt of the required approval of EUA's shareholders by an affirmative vote of two-thirds of the outstanding EUA shares and the receipt of all necessary governmental approvals and the making of all necessary governmental filings. The following federal agency approvals must be obtained in order to consummate the EUA Merger: (1) the approval of FERC under
Section 203 of the FPA, (2) the approval of the NRC pursuant to the Atomic Energy Act of 1954 relating EUA holdings of minority common stock interests in corporations that hold licenses issued by the NRC, and (3) the approval of the SEC pursuant to the 1935 Act. In addition, prior to completing the EUA Merger, the applicable waiting period under the HSR Act must expire or terminate.

    The approvals of the VPSB and the CDPUC may be required in order to consummate the EUA Merger. Formal approval of the MDTE and RIPUC are not required for the EUA Merger to be consummated; however, NEES and EUA will seek regulatory approval from both agencies with respect to a rate plan that allows for the recovery of the costs of acquisition and acquisition premium. The NHPUC has jurisdiction to review the EUA Merger, however, if Montaup Electric Co., an indirect wholly owned generation and transmission subsidiary of EUA, represents to the NHPUC that the EUA Merger will not adversely affect its rates, terms, service, or operation, formal NHPUC approval will not be required. The Maine Public Utilities Commission ("MPUC") has limited jurisdiction over foreign electric companies. If Montaup and EUA's Newport Electric Corp. subsidiary provide MPUC with certificates from MDTE and RIPUC demonstrating regulatory oversight of the Maine company in which EUA holds an interest, then the EUA Merger would not be subject to MPUC approval.

    If the EUA Merger is consummated, then promptly following NEES's merger with National Grid Group, NEES shall take the necessary action to cause all of the members of the Board of Trustees of EUA to be appointed to serve on the advisory board to be formed pursuant to the merger agreement with National Grid Group.

    NEES and EUA may jointly agree to terminate the EUA Merger Agreement. In addition, either party may terminate the EUA Merger Agreement if (1) the EUA merger has not been consummated by December 31, 1999 (the "EUA Initial Termination Date"), PROVIDED, that if the parties are otherwise ready to close but certain statutory approvals are not yet obtained, the Initial Termination Date will be extended to April 30, 2000 (the "EUA Extended Termination Date"), or (2) any law, rule or regulation is adopted which makes the EUA merger illegal or any final order or injunction permanently prohibits the EUA Merger. NEES may terminate the EUA Merger Agreement if: (1) EUA does not obtain its shareholders' approval of the EUA Merger, (2) there has been a material breach of EUA's representations and warranties or a failure by EUA to perform and comply with its covenants under the EUA Merger Agreement and such breach or failure has not been cured, (3) EUA's Board withdraws or modifies its approval of the EUA Merger or its recommendation to its shareholders or (4) EUA's Board approves, recommends or takes no position with respect to an alternative proposal. In addition, EUA may terminate the EUA Merger Agreement: (1) if NEES fails to deliver the EUA Merger Consideration at a time when all conditions to NEES's obligation to close have been satisfied or waived, (2) if there has been a material breach of NEES's representations and warranties or a failure to perform and comply with its covenants under the EUA Merger Agreement and such breach or failure has not been cured or (3) under certain circumstances in order to accept an alternative proposal if EUA's Board determines that such termination is necessary to act in a manner consistent with its fiduciary duties.

    EUA will pay NEES a termination fee of $20 million plus up to $5 million for documented out-of-pocket expenses if: (1) EUA terminates the EUA Merger Agreement because EUA became the target of a third party alternative proposal, and EUA's Board determined that termination was necessary for the Board to act consistently with its fiduciary duties under applicable law or (2) at a time when an alternative business proposal is pending: (A) NEES terminates the EUA Merger Agreement because EUA shareholder approval was not obtained, (B) NEES terminates the EUA Merger Agreement because EUA has materially breached its representations and warranties or has failed to materially perform and comply with its covenants under the EUA Merger Agreement, (C) NEES terminates the EUA Merger Agreement because the EUA Board has withdrawn or modified its approval of the EUA merger, (D) NEES terminates the EUA Merger Agreement because the EUA Board has approved or recommended or taken no position with respect to an alternative proposal, or (E) EUA terminates the EUA Merger Agreement because the EUA closing date has not occurred by the Initial Termination Date, or if the Initial Termination Date is extended, the Extended Termination Date, and in addition to (A), (B), (C), (D) or (E), EUA executes a definitive agreement with respect to such alternative proposal within two years of such termination.

    NEES will pay EUA a termination fee of $10 million plus up to $5 million for documented out-of-pocket expenses if either NEES or EUA terminates because the EUA closing date has not occurred on or before the Initial Termination Date, or if the Initial Termination Date is extended, the Extended Termination Date, provided, that the EUA closing has not failed to occur due to a failure on the part of the terminating party to fulfill any obligation under the EUA Merger Agreement, and on the date of such termination: (1) the condition to the EUA closing that certain statutory consents and approvals be obtained shall not have been fulfilled, (2) if the date of termination is any date other than the Extended Termination Date or a date thereafter, all conditions of each party other than the conditions concerning (A) statutory consents and approvals and
(B) the certification by each of NEES and Research Drive LLC that it performed its obligations under the EUA Merger Agreement, shall have been fulfilled or shall be capable of being fulfilled and (3) NEES's merger with National Grid Group has not yet been consummated.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The firm of PriceWaterhouseCoopers LLP is the independent certified public accountant appointed by the Board of Directors for NEES for the current calendar year. Representatives of PriceWaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

    NEES is not aware of any matter that may properly be presented for action at the meeting other than the matters set forth in this proxy statement. If any other matter should be presented at the meeting upon which a vote properly may be taken, including any matter of which NEES did not receive notice prior to February 1, 1999 (such as a Non-Rule 14a-8 shareholder proposal), the proxies in the accompanying form confer upon the persons named in such proxies, or their substitutes, discretionary authority to vote in respect of any such matter in accordance with their judgment.

           DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    If the merger has not been consummated by such date, November 4, 1999 will be the date by which proposals of shareholders of NEES intended to be presented at the 2000 Annual Meeting of Shareholders of NEES must be received by NEES for inclusion in NEES's proxy statement and form of proxy relating to that meeting.

    If the merger has not been consummated by such date, January 19, 2000 is the deadline for giving timely notice of a shareholder proposal to be submitted outside the processes of Rule 14a-8 under the federal securities laws. Management proxies will be authorized to exercise discretionary voting authority with respect to any shareholder proposal not included in such proxy materials for the annual meeting of NEES unless NEES receives notice of such proposal by January 19, 2000 and the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met.

                             AVAILABLE INFORMATION

    NEES files annual and quarterly reports, proxy statements and other information with the U.S. Securities and Exchange Commission. You may read and copy this information at the SEC's public reference rooms:

    Room 1024
    450 Fifth Street N.W.
    Judiciary Plaza
    Washington, D.C. 20549.

    New York Regional Office
    Suite 1300
    7 World Trade Center
    New York, New York 10048

    Chicago Regional Office
    Citicorp Center
    500 West Madison Street
    Suite 1400
    Chicago, Illinois 60661

    Because NEES's common shares are listed on the NYSE, you may also read our filings at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding NEES. The address of this website is http://www.sec.gov.

                      DOCUMENTS INCORPORATED BY REFERENCE

    This proxy statement does not repeat important information that you can find in NEES's reports and other documents that are filed with the SEC under the Exchange Act. The SEC allows NEES to "incorporate by reference," which means that NEES can disclose important information to you by referring you to other documents which are legally considered to be a part of this proxy statement. These documents are as follows:

    The following documents heretofore filed with the SEC by NEES in accordance with the Exchange Act are incorporated by reference to this proxy statement:

    1.  NEES's 1998 Annual Report to Shareholders.

    2. NEES's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

    3. NEES's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the SEC on May 13, 1998.

    4. NEES's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, filed with the SEC on August 7, 1998.

    5. NEES's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, filed with the SEC on November 12, 1998.

    6. NEES's Current Report on Form 8-K dated December 11, 1998, filed with the SEC on December 16, 1998.

    7. NEES's Current Report on Form 8-K dated September 16, 1998, filed with the SEC on September 16, 1998.

    8. NEES's Current Report on Form 8-K dated March 3, 1998, filed with the SEC on March 3, 1998.

    9. NEES's Current Report on Form 8-K dated February 6, 1998, filed with the SEC on February 6, 1998.

    10. NEES's Current Report on Form 8-K dated February 1, 1999, filed with the SEC on February 2, 1999.

    11. NEES's Current Report on Form 8-K dated February 23, 1999, filed with the SEC on March 25, 1999.

    THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED IN THIS PROXY STATEMENT BY REFERENCE) ARE AVAILABLE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING, WITHOUT CHARGE, ON WRITTEN OR ORAL REQUEST DIRECTED TO: MERRILL IR EDGE, 33 BOSTON POST ROAD, SUITE 270, MARLBOROUGH, MASSACHUSETTS 01752, OR BY CALLING (508) 786-1907. In order to ensure delivery of documents prior to the Annual Meeting, any such request should be made not later than April 19, 1999. Copies of documents so requested will be sent by first class mail, postage paid.

    All documents filed by NEES in accordance with Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Annual Meeting will be deemed to be incorporated by reference in this proxy statement and to be a part hereof from the respective dates of filing of such documents.

    As you read the documents listed in this section, you may find some inconsistencies in information from one document to another. If you find inconsistencies between the documents and this proxy statement, you should rely on the statement made in the most recent document.

    No persons have been authorized to give any information or to make any representations other than those contained, or incorporated by reference, in this proxy statement in connection with the solicitation of proxies made hereby, and if given or made, such information or representations must not be relied upon as having been authorized by NEES or any other person. All information contained in this proxy statement relating to NEES has been supplied by NEES; all information contained in this proxy statement relating to National Grid Group or NGG Holdings has been supplied by National Grid Group. The delivery of this proxy statement will not, under any circumstances, create an implication that there has been no change in the affairs of NEES, National Grid Group or NGG Holdings since the date hereof or that the information in this proxy statement is correct as of any time subsequent to the date hereof.

    The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an Agreement and Declaration of Trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which, as amended, has been filed with the Secretary of the Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into, or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer, or agent thereof assumes or shall be held to any liability therefor.

                                                                      APPENDIX A

                                                           EXECUTION COUNTERPART

                          AGREEMENT AND PLAN OF MERGER

                         DATED AS OF DECEMBER 11, 1998

                                  BY AND AMONG

                          THE NATIONAL GRID GROUP PLC

                                   IOSTA LLC

                                      AND

                          NEW ENGLAND ELECTRIC SYSTEM

                               TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                  NO.
                                                                                                               ---------
ARTICLE I
THE MERGER...................................................................................................  A-1
1.01       The Merger........................................................................................  A-1
1.02       Effective Time....................................................................................  A-1
1.03       Effects of the Merger.............................................................................  A-1

ARTICLE II
CONVERSION OF SHARES.........................................................................................  A-1
2.01       Conversion of Capital Stock.......................................................................  A-1
2.02       Surrender of Shares...............................................................................  A-2
2.03       Withholding Rights................................................................................  A-3

ARTICLE III
THE CLOSING..................................................................................................  A-4

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................................................  A-4
4.01       Organization and Qualification....................................................................  A-4
4.02       Capital Stock.....................................................................................  A-4
4.03       Authority.........................................................................................  A-5
4.04       Non-Contravention; Approvals and Consents.........................................................  A-6
4.05       SEC Reports, Financial Statements and Utility Reports.............................................  A-6
4.06       Absence of Certain Changes or Events..............................................................  A-7
4.07       Legal Proceedings.................................................................................  A-7
4.08       Information Supplied..............................................................................  A-7
4.09       Compliance........................................................................................  A-8
4.10       Taxes.............................................................................................  A-8
4.11       Employee Benefit Plans; ERISA.....................................................................  A-10
4.12       Labor Matters.....................................................................................  A-12
4.13       Environmental Matters.............................................................................  A-12
4.14       Regulation as a Utility...........................................................................  A-14
4.15       Insurance.........................................................................................  A-14
4.16       Nuclear Facilities................................................................................  A-14
4.17       Vote Required.....................................................................................  A-15
4.18       Opinion of Financial Advisor......................................................................  A-15
4.19       Ownership of Parent Ordinary Shares...............................................................  A-15
4.20       State Anti-Takeover Statutes......................................................................  A-15
4.21       Year 2000.........................................................................................  A-15
4.22       Company Associates................................................................................  A-15

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND LLC.............................................................  A-16
5.01       Organization and Qualification....................................................................  A-16
5.02       Share Capital.....................................................................................  A-16
5.03       Authority.........................................................................................  A-17
5.04       Non-Contravention; Approvals and Consents.........................................................  A-17
5.05       Information Supplied..............................................................................  A-18
5.06       Compliance........................................................................................  A-18
5.07       Financing.........................................................................................  A-18

                                                                                                                 PAGE
                                                                                                                  NO.
                                                                                                               ---------
5.08       Vote Required.....................................................................................  A-19
5.09       Ownership of Company Shares.......................................................................  A-19

ARTICLE VI
COVENANTS....................................................................................................  A-19
6.01       Covenants of the Company..........................................................................  A-19
6.02       Covenants of Parent...............................................................................  A-23
6.03       Additional Covenants by Parent and the Company....................................................  A-24

ARTICLE VII
ADDITIONAL AGREEMENTS........................................................................................  A-25
7.01       Access to Information.............................................................................  A-25
7.02       Proxy Statement and Circular......................................................................  A-25
7.03       Approval of Shareholders..........................................................................  A-26
7.04       Regulatory and Other Approvals....................................................................  A-26
7.05       Employee Benefit Plans............................................................................  A-26
7.06       Labor Agreements and Workforce Matters............................................................  A-28
7.07       Post Merger Operations............................................................................  A-28
7.08       No Solicitations..................................................................................  A-29
7.09       Directors' and Officers' Indemnification and Insurance............................................  A-30
7.10       Expenses..........................................................................................  A-31
7.11       Brokers or Finders................................................................................  A-31
7.12       Anti-Takeover Statutes............................................................................  A-31
7.13       Public Announcements..............................................................................  A-31
7.14       Restructuring of Merger...........................................................................  A-31

ARTICLE VIII
CONDITIONS...................................................................................................  A-32
8.01       Conditions to Each Party's Obligation to Effect the Merger........................................  A-32
8.02       Conditions to Obligation of Parent and LLC to Effect the Merger...................................  A-32
8.03       Conditions to Obligation of the Company to Effect the Merger......................................  A-33

ARTICLE IX
TERMINATION, AMENDMENT AND WAIVER............................................................................  A-34
9.01       Termination 45....................................................................................  A-34
9.02       Effect of Termination.............................................................................  A-35
9.03       Termination Fees..................................................................................  A-35
9.04       Amendment.........................................................................................  A-37
9.05       Waiver............................................................................................  A-37

ARTICLE X
GENERAL PROVISIONS...........................................................................................  A-37
10.01      Non-Survival of Representations, Warranties, Covenants and Agreements.............................  A-37
10.02      Notices...........................................................................................  A-37
10.03      Entire Agreement; Incorporation of Exhibits.......................................................  A-39
10.04      No Third Party Beneficiary........................................................................  A-39
10.05      No Assignment; Binding Effect.....................................................................  A-39
10.06      Headings..........................................................................................  A-39
10.07      Invalid Provisions................................................................................  A-39
10.08      Governing Law.....................................................................................  A-39
10.09      Submission to Jurisdiction; Waivers...............................................................  A-39
10.10      Enforcement of Agreement..........................................................................  A-40

                                                                                                                 PAGE
                                                                                                                  NO.
                                                                                                               ---------
10.11      Certain Definitions...............................................................................  A-40
10.12      Counterparts......................................................................................  A-41
10.13      WAIVER OF JURY TRIAL..............................................................................  A-41

EXHIBITS

    EXHIBIT A    Form of Employment Agreement for Richard P. Sergel

                           GLOSSARY OF DEFINED TERMS

    The following terms, when used in this Agreement, have the meanings ascribed to them in the corresponding Sections of this Agreement listed below:

"1935 Act"...............................................................  Section 4.05(b)
"1935 Act Order".........................................................  Section 9.01(h)
"Adjustment Date"........................................................  Section 2.01(c)
"Affected Employee"......................................................  Section 7.05(a)
"affiliate"..............................................................  Section 10.11(a)
"Agreement"..............................................................  Preamble
"Alternative Proposal"...................................................  Section 7.07
"beneficially"...........................................................  Section 10.11(b)
"business day"...........................................................  Section 10.11(c)
"Canceled Shares"........................................................  Section 2.02(b)
"Certificates"...........................................................  Section 2.02(b)
"Circular"...............................................................  Section 4.08(b)
"Closing"................................................................  Article III
"Closing Agreement"......................................................  Section 4.10(j)
"Closing Date"...........................................................  Article III
"Code"...................................................................  Section 2.03
"Companies Act"..........................................................  Section 5.02(a)
"Company"................................................................  Preamble
"Company Associates".....................................................  Section 4.01(b)
"Company Shares".........................................................  Preamble
"Company Disclosure Letter"..............................................  Section 4.01(a)
"Company Employee Benefit Plans".........................................  Section 4.11(a)
"Company Financial Statements"...........................................  Section 4.05(a)
"Company Nuclear Facilities".............................................  Section 4.16
"Company Material Adverse Effect"........................................  Section 4.01(a)
"Company Required Consents"..............................................  Section 4.04(a)
"Company Required Statutory Approvals"...................................  Section 4.04(b)
"Company SEC Reports"....................................................  Section 4.05(a)
"Company Shareholders' Approval".........................................  Section 7.03(b)
"Company Shareholders' Meeting"..........................................  Section 7.03(b)
"Company Significant Subsidiary".........................................  Section 7.08
"Company Share Plans"....................................................  Section 4.02(a)
"Confidentiality Agreement"..............................................  Section 7.01
"Constituent Entities"...................................................  Section 1.01
"Contracts"..............................................................  Section 4.04(a)
"control," "controlling," "controlled by" and "under common control with"..................................................................  Section 10.11(a)
"DOE"....................................................................  Section 4.05(b)
"Effective Time".........................................................  Section 1.02
                                                                           Section
"Environmental Claim"....................................................  4.13(f)(i)
                                                                           Section
"Environmental Laws".....................................................  4.13(f)(ii)
"Environmental Permits"..................................................  Section 4.13(b)
"ERISA"..................................................................  Section 4.11(a)
"ERISA Affiliate"........................................................  Section 4.11(c)
"Evaluation Material"....................................................  Section 7.01
"Exchange Act"...........................................................  Section 4.05(a)
"Exchange Fund"..........................................................  Section 2.02(a)
"Exon Florio"............................................................  Section 8.01(d)
"Extended Termination Date"..............................................  Section 9.01(b)

"FCC"....................................................................  Section 4.05(b)
"FERC"...................................................................  Section 4.05(b)
"Final Order"............................................................  Section 8.01(e)
"Financial Disruption"...................................................  Section 9.03(d)
"Governmental Authority".................................................  Section 4.04(a)
                                                                           Section
"Hazardous Materials"....................................................  4.13(f)(iii)
"Houston Agreement"......................................................  Section 7.05(f)
"HSR Act"................................................................  Section 7.04(a)
"Indemnified Liabilities"................................................  Section 7.09(a)
"Indemnified Party"......................................................  Section 7.09(a)
"Initial Termination Date"...............................................  Section 9.01(b)
"Integration Team".......................................................  Section 6.03(b)
"IRS"....................................................................  Section 4.10(m)
"knowledge"..............................................................  Section 10.11(d)
"laws"...................................................................  Section 4.04(a)
"Lien"...................................................................  Section 4.02(b)
"LLC"....................................................................  Preamble
"LLC Agreement"..........................................................  Section 5.01
"LSE"....................................................................  Section 4.08(b)
"Massachusetts Secretary"................................................  Section 1.02
"Merger".................................................................  Preamble
                                                                           Section
"Merger Consideration"...................................................  2.01(b)(ii)
"MGL"....................................................................  Section 1.01
"NGC"....................................................................  Section 5.01
"NRC"....................................................................  Section 4.05(b)
"Options"................................................................  Section 4.02(a)
"orders".................................................................  Section 4.04(a)
"Out-of-Pocket Expenses".................................................  Section 9.03(a)
"Parent".................................................................  Preamble
"Parent Disclosure Letter"...............................................  Section 5.02(a)
"Parent Material Adverse Effect".........................................  Section 5.01(a)
"Parent Ordinary Share"..................................................  Section 5.02(a)
"Parent Reports".........................................................  Section 5.02(a)
"Parent Required Consents"...............................................  Section 5.04(a)
"Parent Required Statutory Approvals"....................................  Section 5.04(b)
"Parent Shareholders' Approval"..........................................  Section 7.03(a)
"Parent Shareholders' Meeting"...........................................  Section 7.03(a)
"Parent Voting Debt".....................................................  Section 5.02(d)
"Paying Agent"...........................................................  Section 2.02(a)
"PBGC"...................................................................  Section 4.11(g)
"person".................................................................  Section 10.11(e)
                                                                           Section
"Per Share Amount".......................................................  2.01(b)(ii)
"Post Closing Plans".....................................................  Section 7.05(c)
"Proxy Statement"........................................................  Section 4.08(a)
                                                                           Section
"Rabbi Trust Shares".....................................................  2.01(b)(i)
"Regulatory Termination Fee".............................................  Section 9.03(e)
                                                                           Section
"Release"................................................................  4.13(f)(iv)
"Representatives"........................................................  Section 10.11(f)
"SEC"....................................................................  Section 4.05(a)
"Securities Act".........................................................  Section 4.05(a)
"Special Share"..........................................................  Section 5.02(a)
"Subsidiary".............................................................  Section 10.11(g)

"Surviving Entity".......................................................  Section 1.01
"Tax Ruling".............................................................  Section 4.10(j)
"Tax Return".............................................................  Section 4.10
"Taxes"..................................................................  Section 4.10
"Trust Agreement"........................................................  Section 1.03
"US GAAP"................................................................  Section 4.05(a)
"Voting Debt"............................................................  Section 4.02(d)
"Yankee Companies".......................................................  Section 4.16

    This AGREEMENT AND PLAN OF MERGER, dated as of December 11, 1998 (this "AGREEMENT"), is made and entered into by and among THE NATIONAL GRID GROUP PLC, a public limited company incorporated under the laws of England and Wales with registration number 2367004 ("PARENT"), IOSTA LLC, a Massachusetts limited liability company which is directly and indirectly wholly owned by Parent ("LLC"), and NEW ENGLAND ELECTRIC SYSTEM, a Massachusetts business trust (the "Company").

    WHEREAS, the Board of Directors of Parent and the Company and the members of LLC have each determined that it is advisable and in the best interests of their respective shareholders and members to consummate, and have approved, the business combination transaction provided for herein in which LLC would merge with and into the Company, with the Company being the surviving entity (the "Merger"), pursuant to the terms and conditions of this Agreement, as a result of which Parent will own, directly or indirectly, all of the issued and outstanding common shares of the Company (the "Company Shares");

    WHEREAS, Parent, LLC and the Company desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   THE MERGER

    1.01 THE MERGER. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in SECTION 1.02), LLC shall be merged with and into the Company in accordance with Section 2 of Chapter 182 and
Section 59 of Chapter 156C of the Massachusetts General Laws ("MGL"). At the Effective Time, the separate existence of LLC shall cease and the Company shall continue as the surviving entity in the Merger. The Company, after the Effective Time, is sometimes referred to herein as the "SURVIVING ENTITY" and the Company and LLC are sometimes referred to herein as the "CONSTITUENT ENTITIES". The effect and consequences of the Merger shall be as set forth in Article II.

    1.02 EFFECTIVE TIME. Subject to the provisions of this Agreement, on the Closing Date (as defined in Article III), a certificate of merger shall be executed and filed by the Company and LLC with the Secretary of the Commonwealth of Massachusetts (the "MASSACHUSETTS SECRETARY"). The Merger shall become effective at the time of the filing of the certificate of merger relating to the Merger with the Massachusetts Secretary, or at such later time as is specified in the certificate of merger (such date and time being referred to herein as the "EFFECTIVE TIME").

    1.03 EFFECTS OF THE MERGER. At the Effective Time, the Agreement and Declaration of Trust of the Company (the "TRUST AGREEMENT") as in effect immediately prior to the Effective Time shall be the agreement and declaration of trust of the Surviving Entity, until thereafter amended as provided by law and such agreement and declaration of trust. Subject to the foregoing, the additional effects of the Merger shall be as provided in the applicable provisions of Section 2 of Chapter 182 of the MGL and Section 62 of the Limited Liability Company Act of Massachusetts.

                                   ARTICLE II
                              CONVERSION OF SHARES

    2.01 CONVERSION OF CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

        (a) MEMBERSHIP INTERESTS OF LLC. Each one percent of the issued and outstanding membership interests in LLC shall be converted into one transferable certificate of participation or share of the Surviving Entity.

        (b) CONVERSION OF COMPANY SHARES.

           (i) CANCELLATION OF TREASURY SHARES AND SHARES OWNED BY PARENT AND SUBSIDIARIES. All Company Shares that are owned by the Company as treasury shares (excluding shares held as treasury shares pursuant to the New England Electric System Companies' Rabbi Trust effective January 1, 1994, amended October 3, 1994 and amended December 2, 1996 (the "RABBI TRUST SHARES")) and any Company Shares owned by Parent, LLC or any other wholly owned Subsidiary (as defined in SECTION 10.11) of Parent shall be canceled and retired and shall cease to exist and no cash or other consideration shall be delivered in exchange therefor.

           (ii) CONVERSION OF COMPANY SHARES. Each Company Share issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with SECTION 2.01(B)(I)) and each Rabbi Trust Share shall be canceled and converted in accordance with the provisions of this SECTION 2.01 into the right to receive cash in the amount (the "PER SHARE AMOUNT") of $53.75, as such amount may hereafter be adjusted in accordance with SECTION 2.01(C) hereof (the "MERGER CONSIDERATION"), payable, without interest, to the holder of such Company Share, upon surrender, in the manner provided in SECTION 2.02 hereof, of the certificate formerly evidencing such share.

        (c) ADJUSTMENT IN AMOUNT OF MERGER CONSIDERATION. In the event that the Closing Date shall not have occurred on or prior to the date that is the six
    (6) month anniversary of the date on which the Company Shareholders' Approval is obtained (the "ADJUSTMENT DATE"), the Per Share Amount shall be increased, for each day after the Adjustment Date up to and including the day which is one day prior to the Closing Date, by an amount equal to $0.003288; provided, however that the Per Share Amount shall not exceed $54.35.

    2.02 SURRENDER OF SHARES. (a) DEPOSIT WITH PAYING AGENT. Prior to the Effective Time, Parent or LLC shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the "PAYING AGENT") for the benefit of the holders of Company Shares in connection with the Merger to receive the funds to which holders of Company Shares shall become entitled pursuant to
SECTION 2.01(B)(II) (the "EXCHANGE FUND"). From time to time at, immediately prior to or after the Effective Time, Parent or LLC shall make or cause to be made available to the Paying Agent immediately available funds in amounts and at the times necessary for the payment of the Merger Consideration upon surrender of Certificates (as defined in SECTION 2.02(B)) in accordance with SECTION 2.02(B), it being understood that any and all interest or other income earned on funds made available to the Paying Agent pursuant to this SECTION 2.02(A) shall belong to and shall be paid (at the time provided for in SECTION 2.02(E)) as directed by Parent or LLC. Any such funds deposited with the Paying Agent by Parent shall be invested by the Paying Agent as directed by Parent or LLC.

        (b) EXCHANGE PROCEDURE. As soon as practicable after the Effective Time, the Paying Agent shall mail to each holder of record of a certificate or certificates (the "CERTIFICATES") which immediately prior to the Effective Time represented outstanding Company Shares (the "CANCELED SHARES") that were canceled and became instead the right to receive the Merger Consideration pursuant to SECTION 2.01(B)(II): (i) a letter of transmittal in such form as Parent or LLC and the Company may reasonably agree (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon actual delivery of the Certificates to the Paying Agent) and (ii) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate or Certificates to the Paying Agent for cancellation (or to such other agent or agents as may be appointed by Parent or LLC and are reasonably acceptable to the Company), together with a duly executed letter of transmittal and such other documents as the Paying Agent shall require, the holder of such Certificate shall be entitled to receive the Merger Consideration in exchange for each Company Share formerly evidenced by such Certificate which such holder has the right to receive pursuant to SECTION 2.01(B)(II). In the event of a transfer of ownership of Canceled Shares which is not registered in the transfer records of the Company, the Merger Consideration in respect of such Canceled Shares may be given to the transferee thereof if the Certificate or Certificates representing such Canceled Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and by evidence satisfactory to the Paying Agent that any applicable stock transfer taxes have been paid. At any time after the Effective Time, each Certificate shall be deemed to represent only the right to receive the Merger Consideration subject to and upon the surrender of such Certificate as contemplated by this SECTION 2.02. No interest shall be paid or will accrue on the Merger Consideration payable to holders of Certificates pursuant to SECTION 2.01(B)(II).

        (c) NO FURTHER OWNERSHIP RIGHTS IN COMPANY SHARES. The Merger Consideration paid upon the surrender of Certificates in accordance with the terms of SECTION 2.01(B)(II) shall be deemed to have been paid at the Effective Time in full satisfaction of all rights pertaining to the Company Shares represented thereby. From and after the Effective Time, the share transfer books of the Company shall be closed and there shall be no further registration of transfers thereon of the Company Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to Parent for any reason, they shall be canceled and exchanged as provided in this SECTION 2.02.

        (d) LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any owner of any Certificate shall claim that such Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner of such Certificate and delivery of that affidavit to the Paying Agent and, if required by Parent or LLC, the posting by such person of a bond in customary amount as indemnity against any claim that may be made against Parent LLC, the Company or the Surviving Entity with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable upon due surrender of, and deliverable pursuant to this SECTION 2.02 in respect of, the Company Shares to which such Certificate relates.

        (e) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund which remains undistributed to the shareholders of the Company for one (1) year after the Effective Time shall be delivered to the Surviving Entity, upon demand, and any Shareholders of the Company who have not theretofore complied with this ARTICLE II shall thereafter look only to the Surviving Entity (subject to abandoned property, escheat and other similar laws) as general creditors for payment of their claim for the Merger Consideration payable upon due surrender of the Certificates held by them. None of Parent, LLC or the Surviving Entity shall be liable to any former holder of Company Shares for the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    2.03 WITHHOLDING RIGHTS. Each of the Surviving Entity and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "CODE"), or any provision of state, local or foreign tax law, including the tax laws of the United Kingdom; PROVIDED, HOWEVER, that if such withholding may be eliminated or reduced through the delivery of any certificate or other documentation, each of the Surviving Entity and the Parent shall provide each holder of Company Shares with a reasonable opportunity to deliver such certificate or other documentation. To the extent that amounts are so withheld by the Surviving Entity or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Company Shares in respect of which such deduction and withholding was made by the Surviving Entity or Parent, as the case may be.

                                  ARTICLE III
                                  THE CLOSING

    The closing of the Merger and other transactions contemplated hereby (the "CLOSING") will take place at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 260 Franklin Street, Boston, MA 02110, at 10:00 a.m., local time, on the second business day following satisfaction or waiver (where applicable) of the conditions set forth in ARTICLE VIII (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions), unless another date, time or place is agreed to in writing by the parties hereto (the "CLOSING DATE").

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to Parent and LLC as follows:

    4.01 ORGANIZATION AND QUALIFICATION. (a) The Company is a voluntary association duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged. Each of the Company's Subsidiaries is a corporation duly organized or incorporated, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties, except where failure to be so organized or incorporated, existing and in good standing or to have such power and authority, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect. As used in this Agreement, the term "COMPANY MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, assets, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole. Each of the Company and its Subsidiaries is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except where failure to be so qualified, licensed or admitted and in good standing, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect. SECTION 4.01 of the letter dated the date hereof and delivered to Parent and LLC by the Company concurrently with the execution and delivery of this Agreement (the "COMPANY DISCLOSURE LETTER") sets forth (i) the name and jurisdiction of incorporation or organization of each Subsidiary of the Company, (ii) such Subsidiary's authorized capital stock,
(iii) the number of issued and outstanding shares of capital stock of such Subsidiary and (iv) the number of shares of such Subsidiary held of record by the Company. The Company has previously delivered to Parent correct and complete copies of the Trust Agreement and the certificate or articles of organization or incorporation and bylaws (or other comparable charter documents) of its Subsidiaries.

        (b) SECTION 4.01 of the Company Disclosure Letter sets forth a description as of the date hereof, of all Company Associates, including (i) the name of each such entity and the Company's interest therein and (ii) a brief description of the principal line or lines of business conducted by each such entity. For purposes of this Agreement "COMPANY ASSOCIATES" shall mean any corporation or other entity (including partnerships and other business associations) that is not a Company Subsidiary in which the Company and/or one or more of its Subsidiaries, directly or indirectly, owns an equity interest (other than short-term investments in the ordinary course of business) if such corporation or other entity (including partnerships and other business associations) contributes five percent or more of the Company's consolidated revenues, assets, income or costs.

    4.02 CAPITAL STOCK. (a) The authorized equity securities of the Company consists of 150,000,000 Company Shares, of which 59,170,986 shares were issued and outstanding as of the close of business on December 11, 1998. As of the close of business on December 11, 1998, 5,798,666 Company Shares were held in the treasury of the Company (including 184,262 Rabbi Trust Shares). Since such date, except as described in the Company SEC Reports filed prior to the date of this Agreement or in SECTION 4.02 of the Company Disclosure Letter, there has been no change in the sum of the issued and outstanding Company Shares and Company Shares held in the Rabbi Trust. All of the issued and outstanding Company Shares are duly authorized, validly issued, fully paid and nonassessable. Except pursuant to this Agreement or as may be provided by the New England Electric System Companies' Incentive Share Plan, the New England Electric System Companies Incentive Thrift Plan I, the New England Electric System Companies Incentive Thrift Plan II, the New England Electric Companies Long-Term Performance Share Award Plan, and the New England Electric System Directors' annual retainer shares (the "COMPANY SHARE PLANS"), and except as described in SECTION 4.02 of the Company Disclosure Letter, on the date hereof there are no outstanding subscriptions, options, warrants, rights (including share appreciation rights), preemptive rights or other contracts, commitments, understandings or arrangements, including any right of conversion or exchange under any outstanding security, instrument or agreement (together, "OPTIONS"), obligating the Company or any of its Subsidiaries to issue or sell any shares of equity securities of the Company or to grant, extend or enter into any Option with respect thereto.

        (b) Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement or SECTION 4.02 of the Company Disclosure Letter, all of the outstanding shares of capital stock of each Subsidiary of the Company are duly authorized, validly issued, fully paid and nonassessable and are owned, beneficially and of record, by the Company or a Subsidiary, which is wholly owned, directly or indirectly, by the Company, free and clear of any liens, claims, mortgages, encumbrances, pledges, security interests, equities and charges of any kind (each a "LIEN"). Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement or SECTION 4.02 of the Company Disclosure Letter, there are no (i) outstanding Options obligating the Company or any of its Subsidiaries to issue or sell any shares of capital stock of any Subsidiary of the Company or to grant, extend or enter into any such Option or
(ii) voting trusts, proxies or other commitments, understandings, restrictions or arrangements in favor of any person other than the Company or a Subsidiary which is wholly owned, directly or indirectly, by the Company with respect to the voting of, or the right to participate in, dividends or other earnings on any capital stock of any Subsidiary of the Company.

        (c) Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement or SECTION 4.02 of the Company Disclosure Letter, there are no outstanding contractual obligations of the Company or any Subsidiary of the Company to repurchase, redeem or otherwise acquire any Company Shares or any capital stock of any Subsidiary of the Company or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary of the Company or any other person.

        (d) As of the date of this Agreement, no bonds, debentures, notes or other indebtedness of the Company or any Company Subsidiary having the right to vote (or which are convertible into or exercisable for securities having the right to vote) (together "VOTING DEBT") on any matters on which Shareholders may vote are issued or outstanding nor are there any outstanding Options obligating the Company or any of its Subsidiaries to issue or sell any Voting Debt or to grant, extend or enter into any Option with respect thereto.

    4.03 AUTHORITY. The Company has full power and authority to enter into this Agreement, to perform its obligations hereunder and, subject to obtaining the Company Shareholders' Approval (as defined in SECTION 7.03(B)) and the Company Required Statutory Approvals (as defined in SECTION 4.04(B)), to consummate the Merger and other transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger and other transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, subject to obtaining the Company Shareholders' Approval with respect to the consummation of the Merger and the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    4.04 NON-CONTRAVENTION; APPROVALS AND CONSENTS. (a) The execution and delivery of this Agreement by the Company do not, and the performance by the Company of its obligations hereunder and the consummation of the Merger and other transactions contemplated hereby will not, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, result in or give to any person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the assets or properties of the Company or any of its Subsidiaries or any of the terms, conditions or provisions of (i) the Trust Agreement of the Company or the certificates or articles of incorporation or organization or bylaws (or other comparable charter documents) of the Company's Subsidiaries, or (ii) subject to the obtaining of the Company Shareholders' Approval, the Company Required Consents, the Company Required Statutory Approvals and the taking of any other actions described in this SECTION 4.04, (x) any statute, law, rule, regulation or ordinance (together, "LAWS"), or any judgment, decree, order, writ, permit or license (together, "ORDERS"), of any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision (a "GOVERNMENTAL AUTHORITY") applicable to the Company or any of its Subsidiaries or any of their respective assets or properties, or (y) subject to obtaining the third-party consents set forth in Section 4.04 of the Company Disclosure Letter (the "COMPANY REQUIRED CONSENTS"), any note, bond, mortgage, security agreement, indenture, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind (together, "CONTRACTS") to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets or properties is bound, excluding from the foregoing clauses
(x) and (y) such conflicts, violations, breaches, defaults, payments or reimbursements, terminations, cancellations, modifications, accelerations and creations and impositions of Liens which, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect.

        (b) No declaration, filing or registration with, or notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by the Company or the consummation by the Company of the Merger and other transactions contemplated hereby except as described in SECTION 4.04 of the Company Disclosure Letter or the failure of which to obtain could not reasonably be expected to result in a Company Material Adverse Effect (the "COMPANY REQUIRED STATUTORY APPROVALS," it being understood that references in this Agreement to "obtaining" such Company Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law).

    4.05 SEC REPORTS, FINANCIAL STATEMENTS AND UTILITY REPORTS. (a) The Company delivered to Parent prior to the execution of this Agreement a true and complete copy of each form, report, schedule, registration statement, registration exemption, if applicable, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by the Company or any of its Subsidiaries with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "SECURITIES ACT") and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "EXCHANGE ACT") since December 31, 1995 (as such documents have since the time of their filing been amended or supplemented, the "COMPANY SEC REPORTS"), which are all the documents (other than preliminary materials) that the Company and its Subsidiaries were required to file with the SEC under the Securities Act and the Exchange Act since such date. As of their respective dates, the Company SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act or the

Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the Company SEC Reports (the "COMPANY FINANCIAL STATEMENTS") complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. generally accepted accounting principles ("US GAAP") applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the
SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments (which are not expected to be, individually or in the aggregate, materially adverse to the Company and its Subsidiaries taken as a whole)) the consolidated financial position of the Company and its consolidated subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended. Except as set forth in SECTION 4.05 of the Company Disclosure Letter, each Subsidiary of the Company is treated as a consolidated subsidiary of the Company in the Company Financial Statements for all periods covered thereby.

        (b) All filings (other than immaterial filings) required to be made by the Company or any of its Subsidiaries since December 31, 1995, under the Public Utility Holding Company Act of 1935 (the "1935 ACT"), the Federal Power Act, the Atomic Energy Act of 1954, the Communications Act of 1934, and applicable state laws and regulations, have been filed with the SEC, the Federal Energy Regulatory Commission (the "FERC"), the Department of Energy (the "DOE"), the Nuclear Regulatory Commission (the "NRC"), the Federal Communications Commission (the "FCC") or any appropriate state public utility commissions (including, without limitation, to the extent required, the state public utility regulatory agencies of Massachusetts, Rhode Island, New Hampshire, Connecticut, Vermont and Maine), as the case may be, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, including but not limited to all rates, tariffs, franchises, service agreements and related documents and all such filings complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statute and the rules and regulations thereunder.

    4.06 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in Section
4.06 of the Company Disclosure Letter or as disclosed in the Company SEC Reports filed prior to the date of this Agreement since December 31, 1997, the Company and each of the Company Subsidiaries have conducted its business only in the ordinary course of business consistent with past practice and there has not been, and no fact or condition exists which, individually or in the aggregate, has or could reasonably be expected to have a Company Material Adverse Effect.

    4.07 LEGAL PROCEEDINGS. Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement or in SECTION 4.07 of the Company Disclosure Letter and except for environmental matters which are governed by SECTION 4.13,
(i) there are no actions, claims, hearings, suits, arbitrations or proceedings pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against, specifically relating to or affecting, and, to the knowledge of the Company or any of its Subsidiaries, there are no Governmental Authority investigations or audits pending or threatened against, specifically relating to or affecting, the Company or any of its Subsidiaries or any of their respective assets and properties which, individually or in the aggregate, could reasonably be expected to have a Company Material Adverse Effect and (ii) neither the Company nor any of its Subsidiaries is subject to any order of any Governmental Authority which, individually or in the aggregate, could reasonably be expected to have a Company Material Adverse Effect.

    4.08 INFORMATION SUPPLIED. (a) The proxy statement relating to the Company Shareholders' Meeting, as amended or supplemented from time to time (as so amended and supplemented, the "PROXY

STATEMENT"), and any other documents to be filed by the Company with the SEC (including, without limitation, under the 1935 Act) or any other Governmental Authority in connection with the Merger and other transactions contemplated hereby will comply as to form in all material respects with the requirements of the Exchange Act, the Securities Act and the 1935 Act, as applicable, and will not, on the date of their respective filings or, in the case of the Proxy Statement, at the date it is mailed to Shareholders of the Company and at the time of the Company Shareholders' Meeting (as defined in SECTION 7.03(B)), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation is made by the Company with respect to information supplied in writing by or on behalf of Parent or LLC expressly for inclusion therein and information incorporated by reference therein from documents filed by Parent or any of its Subsidiaries with the SEC.

        (b) The information supplied or to be supplied by the Company for inclusion in any filing by Parent with the SEC or the London Stock Exchange Limited (the "LSE") in respect of the Merger (including, without limitation, the Super Class 1 circular to be issued to Shareholders of Parent (the "CIRCULAR")) will not, at the date mailed to the Parent's Shareholders or at the time of the Parent Shareholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and will be in accordance with the facts and will not omit anything likely to affect the import of such information.

        (c) Notwithstanding the foregoing provisions of this SECTION 4.08, no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Proxy Statement or the Circular based on information supplied by Parent or LLC for inclusion or incorporation by reference therein.

    4.09 COMPLIANCE. Except as set forth in SECTION 4.09 of the Company Disclosure Letter, or as disclosed in the Company SEC Reports filed prior to the date hereof, neither the Company nor any of the Company Subsidiaries is in violation of, is, to the knowledge of the Company, under investigation with respect to any violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority, except for possible violations which, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect. Except as set forth in SECTION 4.09 of the Company Disclosure Letter or as disclosed in the Company SEC Reports filed prior to the date hereof, the Company and the Company Subsidiaries have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted except for such failures which could not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of the Company Subsidiaries is in breach or violation of, or in default in the performance or observance of any term or provision of, (i) its Trust Agreement, in the case of the Company, or articles of incorporation or organization or by-laws, in the case of the Company's Subsidiaries, or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which the Company or any Company Subsidiary is bound or to which any of their respective property is subject, except for possible violations, breaches or defaults which, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect.

    4.10 TAXES. Except as disclosed in SECTION 4.10 of the Company Disclosure Letter and except as to any items that could not reasonably be expected to have a Company Material Adverse Effect:

        (a) FILING OF TIMELY TAX RETURNS. The Company and each of its Subsidiaries have filed all Tax Returns required to be filed by each of them under applicable law. All Tax Returns were in all material respects (and, as to Tax Returns not filed as of the date hereof, will be) true, complete and correct and filed on a timely basis;

        (b) PAYMENT OF TAXES. The Company and each of its Subsidiaries have, within the time and in the manner prescribed by law, paid (and until the Closing Date will pay within the time and in the manner prescribed by law) all Taxes that are currently due and payable except for those contested in good faith and for which adequate reserves have been taken;

        (c) TAX RESERVES. The Company and its Subsidiaries have established (and until the Closing Date will maintain) on their books and records reserves adequate to pay all Taxes and reserves for deferred income taxes in accordance with US GAAP;

        (d) EXTENSIONS OF TIME FOR FILING TAX RETURNS. Neither the Company nor any of its Subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed;

        (e) WAIVERS OF STATUTE OF LIMITATIONS. Neither the Company nor any of its Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns;

        (f) EXPIRATION OF STATUTE OF LIMITATIONS. The statute of limitations for the assessment of all Taxes has expired for all applicable Tax Returns of the Company and each of its Subsidiaries or those Tax Returns have been examined by the appropriate taxing authorities for all periods through December 31, 1993, and no deficiency for any Taxes has been proposed, asserted or assessed against the Company or any of its Subsidiaries that has not been resolved and paid in full;

        (g) AUDIT, ADMINISTRATIVE AND COURT PROCEEDINGS. No audits or other administrative proceedings or court proceedings are presently pending or threatened with regard to any Taxes or Tax Returns of the Company or any of its Subsidiaries (other than those being contested in good faith and for which adequate reserves have been established) and no issues have been raised in writing by any Tax authority in connection with any Tax or Tax Return;

        (h) TAX LIENS. There are no Tax liens upon any asset of the Company or any of its Subsidiaries except liens for Taxes not yet due.

        (i) POWERS OF ATTORNEY. No power of attorney currently in force has been granted by the Company or any of its Subsidiaries concerning any Tax matter;

        (j) TAX RULINGS. Neither the Company nor any of its Subsidiaries has, during the five year period prior to the date of this Agreement, received a Tax Ruling (as defined below) or entered into a Closing Agreement (as defined below) with any taxing authority. "TAX RULING", as used in this Agreement, shall mean a written ruling of a taxing authority relating to Taxes. "CLOSING AGREEMENT", as used in this Agreement, shall mean a written and legally binding agreement with a taxing authority relating to Taxes;

        (k) AVAILABILITY OF TAX RETURNS. The Company and its Subsidiaries have made available to Parent complete and accurate copies,` covering all years ending on or after December 31, 1993, of (i) all United States federal Tax Returns, and any amendments thereto, filed by the Company or any of its Subsidiaries, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by the Company or any of its Subsidiaries and (iii) any Closing Agreements entered into by the Company or any of its Subsidiaries with any taxing authority. The Company and its Subsidiaries have made available to Parent complete and accurate copies, covering all years ending on or after December 31, 1997, of all material state Tax Returns, and any amendments thereto, filed by the Company or any of its Subsidiaries. For purposes of this
Section 4.10(k), a "material state Tax Return" shall mean any state Tax Return showing as due and payable a Tax of greater than or equal to $1 million.

        (l) TAX SHARING AGREEMENTS. No agreements relating to the allocation or sharing of Taxes exist between or among the Company and any of its Subsidiaries and neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income tax return (other than a group the comon parent of which was the Company) or (ii) has any liability for Taxes of any Person (other than the Company or its Subsidiaries) under United States Treasury Regulation Section 1.1502-6 (or any provision of state, local), or foreign law, as a transferee or successor, by contract or otherwise;

        (m) CODE SECTION 481 ADJUSTMENTS. Neither the Company nor any of its Subsidiaries is required to include in income any adjustment pursuant to Code
Section 481(a) by reason of a voluntary change in accounting method initiated by the Company or any of its Subsidiaries, and, the Internal Revenue Service (the "IRS") has not proposed any such adjustment or change in accounting method;

        (n) CODE SECTIONS 6661 AND 6662. All transactions that could give rise to an understatement of federal income tax (within the meaning of Code Section 6661 for Tax Returns filed on or before December 31, 1989, and within the meaning of Code Section 6662 for tax returns filed after December 31, 1989) have been adequately disclosed (or, with respect to Tax Returns filed following the Closing, will be adequately disclosed) on the Tax Returns of the Company and its Subsidiaries in accordance with Code Section 6661(b)(2)(B) for Tax Returns filed on or prior to December 31, 1989, and in accordance with Code Section 6662(d)(2)(B) for Tax Returns filed after December 31, 1989;

        (o) INTERCOMPANY TRANSACTIONS. Neither the Company nor any of its Subsidiaries have engaged in any intercompany transactions within the meaning of Treasury Regulations Section 1.1502-13 for which any income or gain will remain unrecognized as of the close of the last taxable year prior to the Closing Date;

        (p) FOREIGN TAX RETURNS. Neither the Company nor any of its Subsidiaries is required to file a foreign tax return; and

        (q) SECTION 897. To the knowledge of the Company, no person owns more than 5% of the Company Shares.

    "TAXES" as used in this Agreement, shall mean any federal, state, county, local or foreign taxes, charges, fees, levies, or other assessments, including all net income, gross income, premiums, sales and use, ad valorem, transfer, gains, profits, windfall profits, excise, franchise, real and personal property, gross receipts, capital stock, production, business and occupation, employment, disability, payroll, license, estimated, stamp, custom duties, severance or withholding taxes, other taxes or similar charges of any kind whatsoever imposed by any governmental entity, whether imposed directly on a Person or resulting under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise and includes any interest and penalties (civil or criminal) on or additions to any such taxes or in respect of a failure to comply with any requirement relating to any Tax Return. "TAX RETURN" as used in this Agreement, shall mean a report, return or other information required to be supplied to a governmental entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities.

    4.11 EMPLOYEE BENEFIT PLANS; ERISA. (a) Each "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), bonus, deferred compensation, share option or other written agreement relating to employment or fringe benefits for employees, former employees, officers or directors of the Company or any of its Subsidiaries effective as of the date hereof or providing benefits as of the date hereof to current employees, former employees, officers or directors of the Company or pursuant to which the Company or any of its subsidiaries has or could reasonably be expected to have any liability (collectively, the "COMPANY EMPLOYEE BENEFIT PLANS") is listed in SECTION 4.11(A) of the Company Disclosure Letter, is in material compliance with applicable law, and has been administered and operated in all material respects in accordance with its terms. Each Company Employee Benefit Plan which is intended to be qualified within the meaning of

Section 401(a) of the Code has received a favorable determination letter from the IRS as to such qualification and, to the knowledge of the Company, no event has occurred and no condition exists which could reasonably be expected to result in the revocation of, or have any adverse effect on, any such determination.

        (b) Complete and correct copies of the following documents have been made available to Parent as of the date of this Agreement: (i) all Company Employee Benefit Plans and any related trust agreements or insurance contracts,
(ii) the most current summary descriptions of each Company Employee Benefit Plan subject to ERISA, (iii) the three most recent Form 5500s and Schedules thereto for each Company Employee Benefit Plan subject to such reporting, (iv) the three most recent determinations of the Internal Revenue Service with respect to the qualified status of each Company Employee Benefit Plan that is intended to qualify under Section 401(a) of the Code, (v) the most recent accountings with respect to each Company Employee Benefit Plan funded through a trust and (vi) the most recent actuarial report of the qualified actuary of each Company Employee Benefit Plan with respect to which actuarial valuations are conducted.

        (c) Except as set forth in SECTION 4.11(C) of the Company Disclosure Letter, neither the Company nor any Subsidiary maintains or is obligated to provide benefits under any Company Employee Benefit Plan (other than as an incidental benefit under a Plan qualified under Section 401(a) of the Code) which provides health or welfare benefits to retirees or other terminated employees other than benefit continuations as required pursuant to Section 601 of ERISA. Each Company Employee Benefit Plan subject to the requirements of
Section 601 of ERISA has been operated in material compliance therewith. The Company has not contributed to a nonconforming group health plan (as defined in Code Section 5000(c)) and no person under common control with the Company within the meaning of Section 414 of the Code ("ERISA AFFILIATE") has incurred a tax liability under Code Section 5000(a) that is or could reasonably be expected to be a liability of the Company's.

        (d) Except as set forth in SECTION 4.11(D) of the Company Disclosure Letter, each Company Employee Benefit Plan covers only employees who are employed by the Company or a Subsidiary (or former employees or beneficiaries with respect to service with the Company or a Subsidiary).

        (e) Except as set forth in SECTION 4.11(E) of the Company Disclosure Letter, neither the Company, any Subsidiary, any ERISA Affiliate nor any other corporation or organization controlled by or under common control with any of the foregoing within the meaning of Section 4001 of ERISA has, within the five-year period preceding the date of this Agreement, at any time contributed to any "multiemployer plan," as that term is defined in Section 4001 of ERISA.

        (f) No event has occurred, and there exists no condition or set of circumstances in connection with any Company Employee Benefit Plan, under which the Company or any Subsidiary, directly or indirectly (through any indemnification agreement or otherwise), could be subject to any material liability under Section 409 of ERISA, Section 502(i) of ERISA, Title IV of ERISA or Section 4975 of the Code.

        (g) Neither the Company nor any ERISA Affiliate has incurred any liability to the Pension Benefit Guaranty Corporation (the "PBGC") under Section 302(c)(ii), 4062, 4063, 4064 or 4069 of ERISA, or otherwise that has not been satisfied in full and no event or condition exists or has existed which could reasonably be expected to result in any such material liability. No "reportable event" within the meaning of Section 4043 of ERISA has occurred with respect to any Company Employee Benefit Plan that is a defined benefit plan under Section 3(35) of ERISA.

        (h) Except as set forth in SECTION 4.11(H) of the Company Disclosure Letter, no employer securities, employer real property or other employer property is included in the assets of any Company Employee Benefit Plan.

        (i) Full payment has been made of all material amounts which the Company or any affiliate thereof was required under the terms of the Company Employee Benefit Plans to have paid as contributions to such plans on or prior to the Effective Time (excluding any amounts not yet due) and no Company Employee Benefit Plan which is subject to Part III of Subtitle B of Title I of ERISA has incurred any "accumulated funding deficiency" within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived.

        (j) Except as set forth in SECTION 4.11(J) of the Company Disclosure Letter, no amounts payable under any Company Employee Benefit Plan or other agreement, contract, or arrangement will fail to be deductible for federal income tax purposes by virtue of Section 280G or Section 162(m) of the Code.

        4.12 LABOR MATTERS. As of the date hereof, except as set forth in
SECTION 4.12 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to any material collective bargaining agreement or other labor agreement with any union or labor organization. To the knowledge of the Company, as of the date hereof, there is no current union representation question involving employees of the Company or any of its Subsidiaries, nor does the Company know of any activity or proceeding of any labor organization (or representative thereof) or employee group to organize any such employees. Except as set forth in SECTION 4.12 of the Company Disclosure Letter, (i) there is no unfair labor practice, employment discrimination or other employment-related complaint against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened, which has or could reasonably be expected to have a Company Material Adverse Effect, (ii) there is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or involving the Company or any of its Subsidiaries which has or could reasonably be expected to have, a Company Material Adverse Effect and (iii) there is no proceeding, claim, suit, or action pending or, to the knowledge of the Company or any of its Subsidiaries, threatened, nor, to the knowledge of the Company or any of its Subsidiaries is there any Governmental Authority investigation pending or threatened, in respect of which any director, officer, employee or agent of the Company or any of its Subsidiaries is or may be entitled to claim indemnification from the Company or any of its Subsidiaries pursuant to the Trust Agreement, in the case of the Company, and their respective articles of incorporation and by-laws, in the case of the Company's Subsidiaries, or as provided in the indemnification agreements listed in SECTION
4.12 of the Company Disclosure Letter. Except as set forth in SECTION 4.12 of the Company Disclosure Letter, the Company and its Subsidiaries are in compliance with all Federal, State and local laws with respect to employment practices, labor relations, safety and health regulations and mass layoffs and plant closings except for such instances of noncompliance which, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect.

    4.13 ENVIRONMENTAL MATTERS. Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement or in SECTION 4.13 of the Company Disclosure Letter:

        (a) (i) Each of the Company and its Subsidiaries is in compliance with all applicable Environmental Laws (as hereinafter defined), except where the failure to be in compliance, in the aggregate could not reasonably be expected to result in a Company Material Adverse Effect; and

           (ii) Neither the Company nor any of its Subsidiaries has received any written communication from any person or Governmental Authority that alleges that the Company or any of its Subsidiaries is not in such compliance (including the materiality qualifier set forth in clause (i) above) with applicable Environmental Laws.

        (b) Each of the Company and its Subsidiaries has obtained all environmental, health and safety permits and governmental authorizations (collectively, the "ENVIRONMENTAL PERMITS") necessary for the construction of their facilities and the conduct of their operations, as applicable, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and agency approval is expected in the ordinary course of business, and the Company and its Subsidiaries are in compliance with all terms and conditions of the Environmental Permits, except where the failure have such Environmental Permits, file a renewal application for such Environmental Permits, or to be in compliance with such Environmental Permits, in the aggregate could not reasonably be expected to result in a Company Material Adverse Effect.

        (c) There is no Environmental Claim (as hereinafter defined) that could, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect pending (i) against the Company or any of its Subsidiaries; (ii) against any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law; or (iii) against any real or personal property or operations which the Company or any of its Subsidiaries owns, leases or manages, in whole or in part.

        (d) To the knowledge of the Company there have not been any material Releases (as hereinafter defined) of any Hazardous Material (as hereinafter defined) that would be reasonably likely to form the basis of any material Environmental Claim against the Company or any of its Subsidiaries, or against any person or entity whose liability for any material Environmental Claim the Company or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law, except for any Environmental Claim that, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect.

        (e) To the knowledge of the Company with respect to any predecessor of the Company or any of its Subsidiaries, there is no material Environmental Claim pending or threatened, and there has been no Release of Hazardous Materials that could reasonably be expected to form the basis of any material Environmental Claim except for any Environmental Claim that, individually or in the aggregate, could not be reasonably be expected to have a Company Material Adverse Effect.

        (f) As used in this Section 4.13:

          (i) "ENVIRONMENTAL CLAIM" means any and all written administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices or noncompliance, liability or violation by any person or entity (including any Governmental Authority) alleging potential liability (including, without limitation, potential responsibility or liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from

          (A) the presence, or Release or threatened Release into the environment, of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by the Company or any of its Subsidiaries; or

          (B) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; or

          (C) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of any Hazardous Materials;

          (ii) "ENVIRONMENTAL LAWS" means all Federal, state and local laws, rules and regulations and binding interpretation thereof, relating to pollution, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or protection of human health as it relates to the environment including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials;

          (iii) "HAZARDOUS MATERIALS" means (A) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls; and (B) any chemicals, materials or substances which are now defined as or included in the definition of "HAZARDOUS SUBSTANCES", "HAZARDOUS WASTES", "HAZARDOUS MATERIALS", "EXTREMELY HAZARDOUS WASTES", "RESTRICTED HAZARDOUS WASTES", "TOXIC SUBSTANCES", "TOXIC POLLUTANTS", or words of similar import, under any Environmental Law; and
(c) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law in a jurisdiction in which the Company or any of its Subsidiaries(x) operates or (y) stores, treats or disposes of Hazardous Materials; and

          (iv) "RELEASE" means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the atmosphere, soil, surface water, groundwater or property.

    4.14 REGULATION AS A UTILITY. (a) The Company is a public utility holding company registered under Section 5, and subject to the provisions, of the 1935 Act. SECTION 4.14 of the Company Disclosure Letter lists the subsidiaries of the Company that are "PUBLIC UTILITY COMPANIES" within the meaning of Section 2(a)(5) of the 1935 Act and lists the jurisdictions where each such Subsidiary is subject to regulation as a public utility company or public service company. Except as set forth above and as set forth in SECTION 4.14 of the Company Disclosure Letter, neither the Company nor any "SUBSIDIARY COMPANY" or "AFFILIATE" of the Company is subject to regulation as a public utility or public service company (or similar designation) by the Federal government of the United States, any state in the United States or any political subdivision thereof, or any foreign country.

          (b) As used in this SECTION 4.14, the terms "SUBSIDIARY COMPANY" and "AFFILIATE" shall have the respective meanings ascribed to them in SECTION 2(A)(8) and SECTION 2(A)(11), respectively, of the 1935 Act.

    4.15 INSURANCE. Except as set forth in SECTION 4.15 of the Company Disclosure Letter, each of the Company and its Subsidiaries is, and has been continuously since January 1, 1994, insured with financially responsible insurers in such amounts and against such risks and losses as are customary in all material respects for companies in the United States conducting the business conducted by the Company and its Subsidiaries during such time period. Except as set forth in SECTION 4.15 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has received any notice of cancellation or termination with respect to any material insurance policy of the Company or any of its Subsidiaries. The insurance policies of the Company and each of its Subsidiaries are valid and enforceable policies.

    4.16 NUCLEAR FACILITIES. One of the Subsidiaries of the Company is a minority common stockholder of each of Connecticut Yankee Atomic Power Company, Maine Yankee Atomic Power Company, Vermont Yankee Nuclear Power Company and Yankee Atomic Electric Company (the "YANKEE COMPANIES") and a minority joint owner in Millstone 3 and Seabrook 1 (collectively, as described in SECTION 4.16 of the Company Disclosure Letter, the "COMPANY NUCLEAR FACILITIES"). With respect to its ownership of Millstone 3 and Seabrook 1, the Company's Subsidiary holds the required operating licenses from the NRC. With respect to the Yankee Companies, each Yankee Company holds its own operating license from the NRC. Because it is a minority stockholder or a minority joint owner, the Company's Subsidiary does not have responsibility for the operation of the Company Nuclear Facilities. Except as set forth in SECTION 4.16 of the Company Disclosure Letter or as disclosed in the Company SEC Reports filed prior to the date hereof, to the knowledge of the Company, neither the Company nor any of its Subsidiaries is in violation of any applicable health, safety, regulatory and other legal requirement, including NRC laws and regulations and Environmental Laws, applicable to the Company Nuclear Facilities except for such failure to comply as could not reasonably be expected to have a material adverse effect with respect to the Company Nuclear Facilities and the ownership interest of the Company therein. To the knowledge of the Company, each of the Company Nuclear Facilities maintains emergency plans designed to respond to an unplanned release therefrom of radioactive materials into the environment and insurance coverages consistent with industry practice. The Company has funded, or has caused the funding of, its portion of the decommissioning cost of each of the Company Nuclear Facilities and the storage of spent nuclear fuel consistent with the most recently approved plan for each of the Company Nuclear Facilities and FERC authorized rates. Except as set forth in SECTION 4.16 of the Company Disclosure Letter, to the knowledge of the Company, no Company Nuclear Facility is as of the date of this Agreement on the List of Nuclear Power Plants Warranting Increased Regulatory Attention maintained by the NRC.

    4.17 VOTE REQUIRED. The affirmative vote of a majority of the outstanding Company Shares voting as a single class (with each Company Share having one vote per share) with respect to the approval of the Merger and other transactions contemplated hereby is the only vote of the holders of any class or series of equity securities of the Company or its Subsidiaries required to approve this Agreement and approve the Merger and other transactions contemplated hereby.

    4.18 OPINION OF FINANCIAL ADVISOR. The Company has received the opinion of Merrill, Lynch, Pierce, Fenner & Smith Incorporated, dated the date hereof, to the effect that, as of the date hereof, the consideration to be received by the Shareholders of the Company in the Merger is fair from a financial point of view to the Shareholders of the Company, and a true and complete copy of such opinion has been delivered to Parent prior to the execution of this Agreement.

    4.19 OWNERSHIP OF PARENT ORDINARY SHARES. Neither the Company nor any of its Subsidiaries or other affiliates beneficially owns any Parent Ordinary Shares or American Depositary Shares of Parent, each representing ten (10) Parent Ordinary Shares.

    4.20 STATE ANTI-TAKEOVER STATUTES. The Company has taken all necessary actions so that the provisions of Chapters 110C, 110D or 110F of the MGL and the provisions of Article 59A of the Company's Trust Agreement will not apply to this Agreement, the Merger or other transactions contemplated hereby or thereby.

    4.21 YEAR 2000. The computer software operated by the Company and its Subsidiaries which is used in the conduct of their business is capable of providing or being adapted to provide uninterrupted millennium functionality to record, store, process and present calendar dates falling on or after January 1, 2000 in substantially the same manner and with the same functionality as such software records, stores, processes and presents such calendar dates falling on or before December 31, 1999 other than such interruptions in millenium functionality that could not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The Company reasonably believes as of the date hereof that the remaining cost of adaptions referred to in the foregoing sentence will not exceed the amounts reflected in the Form 10-Q filed by the Company for the quarter ended September 30, 1998.

    4.22 COMPANY ASSOCIATES. The representations and warranties set forth in SECTIONS 4.04(A), 4.06, 4.07, 4.09, 4.12 and 4.13 are true and correct in all material respects with regard to the Company Associates.

                                   ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF PARENT AND LLC

    Parent and LLC represent and warrant to the Company as follows:

    5.01 ORGANIZATION AND QUALIFICATION. (a) Each of Parent and its Subsidiaries (other than LLC) is a corporation duly incorporated or organized, validly existing and in good standing (with respect to jurisdictions which recognize the concept of good standing) under the laws of its jurisdiction of incorporation or organization and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties, except for where failure to be so incorporated, existing and in good standing (with respect to jurisdictions which recognize the concept of good standing) or to have such power and authority, individually or in the aggregate, could not reasonably be expected to have a Parent Material Adverse Effect. As used in this agreement, the term "PARENT MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, assets, results of operations, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole. LLC is a limited liability company validly existing under the laws of the Commonwealth of Massachusetts. LLC was formed solely for the purpose of engaging in the Merger and other transactions contemplated hereby, has engaged in no other business activities (other than in connection with the formation and capitalization of LLC pursuant to or in accordance with the LLC Agreement (as defined below)) and has conducted its operations only as contemplated hereby and by the LLC Agreement. Each of Parent and The National Grid Company Plc ("NGC") is duly qualified, licensed or admitted to do business in each jurisdiction in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing, admission or good standing necessary, except where failure to be so qualified, licensed or admitted, individually or in the aggregate, could not reasonably be expected to have a Parent Material Adverse Effect. Parent has previously delivered to the Company correct and complete copies of the memorandum and articles of association (or other comparable charter documents) of Parent and NGC, and the Operating Agreement of LLC (the "LLC AGREEMENT") and has attached to such documents copies of all resolutions and other documents required to be so attached.

    5.02 SHARE CAPITAL. (a) The authorized share capital of Parent consists solely of (i) 2,125 million ordinary shares of 11 13/17 pence each of Parent (each a "PARENT ORDINARY SHARE"), of which 1,474.4 million shares were in issue as of March 31, 1998 and (ii) one Special Rights Redeemable Preference Share of L1 (the "SPECIAL SHARE"), which was in issue as of such date. Since March 31, 1998, except as disclosed in the forms, reports, schedules, circulars and other filings with the LSE made by Parent pursuant to its continuing obligations under LSE rules and regulations (the "PARENT REPORTS") filed prior to the date of this Agreement or SECTION 5.02 of the letter dated the date hereof and delivered by Parent and LLC to the Company concurrently with the execution and delivery of this Agreement (the "PARENT DISCLOSURE LETTER"), there has been no change in the number of issued Parent Ordinary Shares other than the issuance of Parent Ordinary Shares pursuant to options or rights outstanding as of such date to subscribe or purchase Parent Ordinary Shares. All of the issued Parent Ordinary Shares are duly authorized, validly issued and fully paid, and no Parent Ordinary Share is entitled to preemptive rights, except as provided in Section 89 of the Companies Act 1985, as amended (the "Companies Act"). Except pursuant to this Agreement, and except as disclosed in SECTION 5.02 of the Parent Disclosure Letter, on the date hereof there are no outstanding Options obligating Parent or any of its Subsidiaries to issue or sell any Parent Ordinary Shares or to grant, extend or enter into any Option with respect thereto.

    (b) Except as disclosed in the Parent Reports filed prior to the date of this Agreement or SECTION 5.02 of the Parent Disclosure Letter, all of the outstanding shares of NGC are duly authorized, validly issued, fully paid and are owned, beneficially and of record, by Parent or a Subsidiary, which is wholly owned, directly or indirectly, by Parent, free and clear of any Liens. Except as disclosed in the Parent Reports filed prior to the date of this Agreement or SECTION 5.02 of the Parent Disclosure

Letter, there are no (i) outstanding Options obligating Parent or NGC to issue or sell any shares of NGC or to grant, extend or enter into any such Option or
(ii) voting trusts, proxies or other commitments, understandings, restrictions or arrangements in favor of any person other than Parent or a Subsidiary, which is wholly owned, directly or indirectly, by Parent, with respect to the voting of or the right to participate in dividends or other earnings in respect of any shares of NGC.

    (c) Except as disclosed in the Parent Reports filed prior to the date of this Agreement or SECTION 5.02 of the Parent Disclosure Letter and except for the right of the holder of the Special Share to require Parent to redeem the Special Share pursuant to the Articles of Association of Parent, there are no outstanding contractual obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Parent Ordinary Shares or any shares of NGC or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, NGC or any other person.

    (d) Except as disclosed in the Parent Disclosure Letter, as of the date of this Agreement, no bonds, debentures, notes or other indebtedness of Parent or any of its Subsidiaries having the right to vote (or which are convertible into or exercisable for securities having the right to vote) (together, "PARENT VOTING DEBT") on any matters on which Parent Shareholders may vote are issued or are outstanding nor are there any outstanding Options obligating Parent or any of its Subsidiaries to issue or sell any Parent Voting Debt or to grant, extend or enter into any Option with respect thereto.

    5.03 AUTHORITY. Each of Parent and LLC has full power and authority to enter into this Agreement, and, subject (in the case of this Agreement) to obtaining the Parent Shareholders' Approval (as defined in SECTION 7.03(A)), to perform its obligations hereunder, and to consummate the Merger and other transactions contemplated hereby. The execution, delivery and performance of this Agreement by each of Parent and LLC and the consummation by each of Parent and LLC of the Merger and other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and all necessary action on the part of LLC, subject to obtaining the Parent Shareholders' Approval. This Agreement has been duly and validly executed and delivered by each of Parent and LLC and constitutes a legal, valid and binding obligation of each of Parent and LLC enforceable against each of Parent and LLC in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    5.04 NON-CONTRAVENTION; APPROVALS AND CONSENTS. (a) The execution and delivery of this Agreement by each of Parent and LLC do not, and the performance by each of Parent and LLC of its obligations hereunder and the consummation of the Merger and other transactions contemplated hereby will not, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, result in or give to any person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the assets or properties of Parent, LLC or NGC under, any of the terms, conditions or provisions of (i) the memorandum and articles of association (or other comparable charter documents) of Parent, LLC or NGC, (ii) the LLC Agreement; or (iii) subject to the obtaining of the Parent Shareholders' Approval and the taking of any other actions described in paragraph (b) of this Section, (x) any laws or orders of any Governmental Authority applicable to Parent, LLC or NGC or any of their respective assets or properties, or (y) subject to obtaining the third-party consents set forth in SECTION 5.04 of the Parent Disclosure Letter (the "PARENT REQUIRED CONSENTS") any Contracts to which Parent, LLC or NGC is a party or by which Parent or any of its Subsidiaries or any of their respective assets or properties is bound, excluding from the foregoing clauses (x) and (y) conflicts, violations, breaches, defaults, terminations, modifications, accelerations and creations and impositions of Liens which, individually or in the aggregate, could not reasonably be expected to have a Parent Material Adverse Effect.

    (b) No declaration, filing or registration with, or notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by Parent or LLC or the consummation by Parent or LLC of the Merger and other transactions contemplated hereby except as described in SECTION 5.04 of the Parent Disclosure Letter or the failure of which to obtain could not reasonably be expected to result in a Parent Material Adverse Effect (the "PARENT REQUIRED STATUTORY APPROVALS," it being understood that references in this Agreement to "obtaining" such Parent Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law).

    5.05 INFORMATION SUPPLIED. (a) The Circular will, at all relevant times, include all information relating to Parent, and information which is within the knowledge of each of the directors of Parent (or which it would be reasonable for them to obtain by making enquiries), which, in each case, is required to enable the Circular and the parties hereto to comply in all material respects with all United Kingdom statutory and other legal and regulatory provisions (including, without limitation, the Companies Act, the Financial Services Act 1986, as amended, and the rules and regulations made thereunder, and the rules and requirements of the LSE) and all such information contained in the Circular will be in accordance with the facts and will not omit anything likely to affect the import of such information.

    (b) The information supplied by Parent or LLC and included in the Proxy Statement with the written consent of Parent or LLC, as the case may be, will not, at the date mailed to the Company's Shareholders or at the time of the Company Shareholder's Meeting, contain any untrue statements of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (c) Notwithstanding the foregoing provisions of this SECTION 5.05, no representation or warranty is made by Parent with respect to statements made or incorporated by reference in the Proxy Statement or the Circular based on information supplied by the Company for inclusion or incorporation by reference therein or based on information which is not made in or incorporated by reference in such documents but which should have been disclosed pursuant to this SECTION 5.05.

    5.06 COMPLIANCE. Except as set forth in SECTION 5.06 of the Parent Disclosure Letter, or as disclosed in the Parent Reports filed prior to the date hereof, neither the Parent nor NGC is in violation of, is, to the knowledge of the Parent, under investigation with respect to any violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority, except for possible violations which, individually or in the aggregate, could not reasonably be expected to have a Parent Material Adverse Effect. Except as set forth in SECTION 5.06 of the Parent Disclosure Letter or as disclosed in the Parent Reports filed prior to the date hereof, Parent and NGC have all material permits, licenses and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted which are material to the operation of the businesses of the Parent and NGC. Neither the Parent nor NGC is in breach or violation of, or in default in the performance or observance of, any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default by Parent or NGC under (i) its articles or memorandum of association or by-laws or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which Parent or NGC is bound or to which any of their respective property is subject, except for possible violations, breaches or defaults which, individually or in the aggregate, could not reasonably be expected to have a Parent Material Adverse Effect.

    5.07 FINANCING. Parent has or will have available, prior to the Effective Time, sufficient cash in immediately available funds to pay or to cause LLC to pay the Merger Consideration pursuant to Article II hereof and to consummate the Merger and other transactions contemplated hereby.

    5.08 VOTE REQUIRED. The only votes of the holders of any class of shares of Parent that are required to approve the Merger and other transactions contemplated thereby are the affirmative vote of a majority of such ordinary Shareholders of Parent as (being entitled to do so) are present in person and vote (or, in the case of a vote taken on a poll, the affirmative vote by Shareholders representing a majority of the Parent Ordinary Shares in respect of which votes were validly exercised) at the Parent Shareholders' Meeting in relation to the Merger and other transactions contemplated hereby.

    5.09 OWNERSHIP OF COMPANY SHARES. Neither Parent nor any of its Subsidiaries or other affiliates beneficially owns any Company Shares.

                                   ARTICLE VI
                                   COVENANTS

    6.01 COVENANTS OF THE COMPANY. At all times from and after the date hereof until the Effective Time, the Company covenants and agrees as to itself and its Subsidiaries that (except as expressly contemplated or permitted by this Agreement or as set forth in SECTION 6.01 of the Company Disclosure Letter, or to the extent that Parent shall otherwise previously consent in writing):

    (a) ORDINARY COURSE. The Company and each of its Subsidiaries shall conduct their businesses only in, and the Company and each of its Subsidiaries shall not take any action except in the ordinary course consistent with good utility practice. Without limiting the generality of the foregoing, the Company and its Subsidiaries shall use all commercially reasonable efforts to preserve intact in all material respects their present business organizations and reputation, to maintain in effect all existing permits, to keep available the services of their key officers and employees, to maintain their assets and properties in good working order and condition, ordinary wear and tear excepted, to maintain insurance on their tangible assets and businesses in such amounts and against such risks and losses as are currently in effect, to preserve their relationships with customers and suppliers and others having significant business dealings with them and to comply in all material respects with all laws and orders of all Governmental Authorities applicable to them.

    (b) CHARTER DOCUMENTS. The Company shall not, nor shall it permit any of its Subsidiaries to amend or propose to amend the Trust Agreement, in the case of the Company, and its certificate or articles of incorporation or organization or bylaws (or other comparable charter documents), in the case of the Company's Subsidiaries.

    (c) DIVIDENDS. The Company shall not, nor shall it permit any of its Subsidiaries to, (i) declare, set aside or pay any dividends on or make other distributions in respect of any of its capital stock or share capital, except:

    (A) that the Company may continue the declaration and payment of regular quarterly dividends on Company Shares with usual record and payment dates not, in any fiscal year, in excess of the dividend for the comparable period in the prior fiscal year;

    (B) a special dividend on the Company Shares with respect to the quarter in which the Effective Time occurs with a record date on or prior to the date on which the Effective Time occurs, which does not exceed an amount equal to $.59 multiplied by a fraction, the numerator of which is the number of days in such quarter prior to the date on which the Effective Time occurs, and the denominator of which is the total number of days in such fiscal quarter; and

    (C) for dividends and distributions (including liquidating distributions) by a direct or indirect Subsidiary of the Company to its parent,

(ii) split, combine, subdivide, reclassify or take similar action with respect to any of its capital stock or share capital or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or comprised in its share capital,
(iii) adopt a plan of
complete or partial liquidation or resolutions providing for or authorizing such liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or other reorganization or (iv) directly or indirectly redeem, repurchase or otherwise acquire any shares of its capital stock or comprised in its share capital or any Option with respect thereto except:

    (A) in connection with intercompany purchases of capital stock or share capital,

    (B) for the purpose of funding the Company Share Plans or dividend reinvestment and share purchase plan in accordance with past practice, or

    (C) subject to the Company's obligations under the Securities Act and the Exchange Act, pursuant to the Company's previously announced share repurchase program.

    (d) SHARE ISSUANCES. The Company shall not, nor shall it permit any of its Subsidiaries to issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or any Option with respect thereto (other than (i) the issuance of Company Shares or share appreciation, share awards or similar rights, as the case may be, pursuant to the Company Share Plans, in each case outstanding on the date of this Agreement and in accordance with their present terms, (ii) the issuance of options or awards pursuant to the Company Share Plans in accordance with their present terms and only in connection with the hiring of new employees, and the issuance of Company Shares upon exercise of such options or awards or (iii) the issuance by a wholly owned Subsidiary of its capital stock to its direct or indirect parent corporation, or modify or amend any right of any holder of outstanding shares of capital stock or Options with respect thereto).

    (e) ACQUISITIONS. The Company shall not, nor shall it permit any of its Subsidiaries to acquire (by merging or consolidating with, or by purchasing a substantial equity interest in or substantial portion of the assets of, or by any other manner) any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets other than in the ordinary course of its business consistent with past practice and having an aggregate value of less than $7,500,000 for any one acquisition or $50,000,000 in the aggregate through December 31, 1999 and, if the Effective Time has not occurred on or prior to December 31, 1999, $75,000,000 in the aggregate.

    (f) DISPOSITIONS. The Company shall not, nor shall it permit any of its Subsidiaries to sell, lease, securitize, grant any security interest in or otherwise dispose of or encumber any of its assets or properties, other than dispositions in the ordinary course of its business consistent with past practice and having an aggregate value of less than $5,000,000 for each disposition and $20,000,000 in the aggregate.

    (g) INDEBTEDNESS. The Company shall not, nor shall it permit any of its Subsidiaries to incur or guarantee any indebtedness (including any debt borrowed or guaranteed or otherwise assumed, including, without limitation, the issuance of debt securities or warrants or rights to acquire debt) or enter into any "keep well" or other agreement to maintain any financial condition of another Person or enter into any arrangement having the economic effect of any of the foregoing other than (i) short-term indebtedness in the ordinary course of business consistent with past practice (such as the issuance of commercial paper or the use of existing credit facilities) in amounts not exceeding the amounts set forth in Section 6.01(g) of the Company Disclosure Letter, (ii) long-term indebtedness in connection with the refinancing of existing indebtedness either at its stated maturity or at a lower cost of funds (calculating such cost on an aggregate after-tax basis) or (iii) guarantees or "keep well" agreements in favor of wholly owned Subsidiaries of the Company in connection with the conduct of the business of such wholly owned Subsidiaries of the Company not aggregating more than $15 million.

    (h) CAPITAL EXPENDITURES. Except (i) as required by law or (ii) as reasonably deemed necessary by the Company after consulting with Parent following a catastrophic event, such as a major storm, the Company shall not, nor shall it permit any of its Subsidiaries to make any capital expenditures or commitments during any fiscal year that is in excess of 110% of (i) the aggregate amount set forth in SECTION 6.01(H) of the Company Disclosure Letter with respect to the Company and its Subsidiaries that are public utility companies within the meaning of Section 2(a)(5) of the 1935 Act or (ii) the amount set forth in Section 6.01(h) of the Company Disclosure Letter with respect to each of the Company's other Subsidiaries.

    (i) EMPLOYEE BENEFITS AND LABOR MATTERS. The Company shall not, nor shall it permit any of its Subsidiaries to enter into, adopt, amend in any material manner (except as may be required by applicable law) or terminate any Company Employee Benefit Plan, or other agreement, arrangement, plan or policy between the Company or one of its Subsidiaries and one or more of its directors, officers, employees or former employees, or, except for normal increases in the ordinary course of business, (a) increase in any manner the compensation or fringe benefits of any director or executive officer, (b) increase in any manner the compensation or fringe benefits of any employee, (c) pay any benefit not required by any plan or arrangement in effect as of the date hereof or, (d) cause any director, officer, employee or former employee of the Company to accrue or receive additional benefits, accelerate vesting or accelerate the payment of any benefits under any Company Employee Benefit Plan, or other agreement, arrangement, plan or policy. Notwithstanding the foregoing, nothing in this SECTION 6.01(I) shall prevent the Company from (1) entering into employment or consulting agreements or arrangements in the ordinary course of business consistent with past practice or severance agreements intended solely to implement the terms of severance policies or programs in effect on the date hereof, (2) entering into any retention arrangements with employees who are not senior executive officers (as determined by the Company) that, in the aggregate, will not require the Company to make payments in excess of $5,000,000 or (3) amending the Rabbi Trust to require annual funding thereunder of an amount necessary to cause the fair market value of the assets held under the Rabbi Trust to be equal to accumulated benefit obligations under the Plans (as defined in the Rabbi Trust). The Company, prior to the Closing Date, shall take all necessary actions, so that on or after the Closing Date, neither the Company, the Surviving Entity nor their affiliates' stock or securities will be required to be held in, or distributed pursuant to, any Company Employee Benefit Plan. Notwithstanding any other provision of this Agreement to the contrary, the Company or its Subsidiaries may negotiate successor collective bargaining agreements to those referenced in SECTION 4.12 hereof, and may negotiate other collective bargaining agreements or arrangements as required by law or for the purpose of implementing the agreements referenced in SECTION 4.12 hereof. The Company will keep Parent informed as to, and will consult with Parent as to the strategy for, all negotiations with collective bargaining representatives.

    (j) DISCHARGE OF LIABILITIES. The Company shall not, nor shall it permit its Subsidiaries to, pay, discharge or satisfy any material claims, liabilities or obligations (absolute accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice (which includes the payment of final and unappealable judgments) or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of such party included in the Company SEC Reports, or incurred in the ordinary course of business consistent with past practice.

    (k) CONTRACTS. The Company shall not, nor shall it permit its Subsidiaries, except in the ordinary course of business consistent with past practice (i) to modify, amend, terminate or fail to use commercially reasonable efforts to renew any material Contract to which the Company or any of its Subsidiaries is a party or waive, release or assign any material rights or claims or (ii) to enter into any new material Contracts except as expressly permitted by SECTIONS 6.01(I) AND
7.06 hereof.

    (l) INSURANCE. The Company shall, and shall cause its Subsidiaries to, maintain with financially responsible insurance companies (or through self-insurance, consistent with past practice) insurance in such amounts and against such risks and losses as are customary for companies engaged in their respective businesses.

    (m) 1935 ACT. The Company shall not, nor shall it permit any of its Subsidiaries to, engage in any activities which would cause a change in its status, or that of its Subsidiaries, under the 1935 Act.

    (n) REGULATORY MATTERS. Subject to applicable law and except for non-material filings in the ordinary course of business consistent with past practice, the Company shall consult with Parent prior to implementing any changes in its or any of its Subsidiaries' rates or charges, standards of service or accounting or executing any agreement with respect thereto that is otherwise permitted under this Agreement and shall, and shall cause its Subsidiaries to, deliver to Parent a copy of each such filing or agreement at least four (4) business days prior to the filing or execution thereof so that Parent may comment thereon. The Company shall, and shall cause its Subsidiaries to, make all such filings (i) only in the ordinary course of business consistent with past practice or (ii) as required by a Governmental Authority or regulatory agency with appropriate jurisdiction.

    (o) ACCOUNTING. The Company shall not, nor shall it permit any of its Subsidiaries to make any changes in their accounting methods, policies or procedures, except as required by law, rule, regulation or applicable generally accepted accounting principles;

    (p) TAX STATUS. Neither the Company nor any of its Subsidiaries shall (i) make or rescind any material express or deemed election relating to Taxes, (ii) make a request for a Tax Ruling or enter into a Closing Agreement, (iii) settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit, or controversy relating to Taxes or (iv) change in any material respect any of its methods of reporting income, deductions or accounting for federal income tax purposes from those employed in the preparation of its federal income Tax Return for the taxable year ending December 31, 1997, except as may be required by applicable law; PROVIDED, however that with respect to any consent required by reason of this SECTION 6.01(P)(II) OR (III) to be obtained by the Company, such consent shall not be unreasonably withheld by Parent.

    (q) NO BREACH. The Company shall not, nor shall it permit any of its Subsidiaries to willfully take or fail to take any action that would or is reasonably likely to result in (i) a material breach of any provision of this Agreement or (ii) its representations and warranties set forth in this Agreement being untrue in any material respect on and as of the Closing Date.

    (r) ADVICE OF CHANGES. The Company shall confer with Parent on a regular and frequent basis with respect to the Company's business and operations and other matters relevant to the Merger, and shall promptly advise Parent, orally and in writing, of any material change or event, including, without limitation, any complaint, investigation or hearing by any Governmental Authority (or communication indicating the same may be contemplated) or the institution or threat of material litigation; PROVIDED that the Company shall not be required to make any disclosure to the extent such disclosure would constitute a violation of any applicable law or regulation.

    (s) NOTICE AND CURE. The Company will notify Parent in writing of, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practical after it becomes known to the Company, that causes or will or may be likely to cause any covenant or agreement of the Company under this Agreement to be breached or that renders or will render untrue in any material respect any representation or warranty of the Company contained in this Agreement. The Company also will notify the Parent in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any material violation or breach, as soon as practical after it becomes known to the Company, of any representation, warranty, covenant or agreement made by the Company. No notice given pursuant to this paragraph shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

    (t) FULFILLMENT OF CONDITIONS. Subject to the terms and conditions of this Agreement, the Company will take or cause to be taken all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the other's obligations contained in this Agreement and to consummate and make effective the Merger and other transactions contemplated by this Agreement, and the Company will not, nor will it permit any of its Subsidiaries to, take or fail to take any action that could be reasonably expected to result in the nonfulfillment of any such condition.

    (u) THIRD PARTY STANDSTILL AGREEMENTS. Except as provided in SECTION 7.08 hereto, during the period from the date of this Agreement through the Effective Time, neither the Company nor any of its Subsidiaries shall terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it is a party. During such period, the Company shall take all steps necessary to enforce, to the fullest extent permitted under applicable law, the provisions of any such agreement.

    6.02 COVENANTS OF PARENT. At all times from and after the date hereof until the Effective Time, Parent covenants and agrees as to itself and NGC that (except as expressly contemplated or permitted by this Agreement or to the extent that the Company shall otherwise previously consent in writing):

    (a) CERTAIN MERGERS. Parent shall not, and shall not permit any of its Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets if the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation could reasonably be expected to (i) impose any material delay in the obtaining of, or significantly increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any Governmental Authority necessary to consummate the Merger or the expiration or termination of any applicable waiting period, (ii) significantly increase the risk of any Governmental Authority entering an order prohibiting the consummation of the Merger, (iii) significantly increase the risk of not being able to remove any such order on appeal or otherwise or (iv) materially delay the consummation of the Merger.

    (b) NO BREACH. Parent shall not, nor shall it permit any of its Subsidiaries to, except as otherwise expressly provided for in this Agreement, willfully take or fail to take any action that would or is reasonably likely to result in (i) a material breach of any of its covenants or agreements contained in this Agreement or (ii) any of its representations and warranties set forth in SECTIONS 5.03, 5.04, 5.05, 5.06, 5.07, 5.08 and 5.09 of this Agreement being untrue in any material respect on and as of the Closing Date.

    (c) ADVICE OF CHANGES. Parent shall confer with the Company on a regular and frequent basis with respect to any matter having, or which, insofar as can be reasonably foreseen, could reasonably be expected to have, a Parent Material Adverse Effect or materially impair the ability of Parent to consummate the Merger and other transactions contemplated hereby; PROVIDED that Parent shall not be required to make any disclosure to the extent such disclosure would constitute a violation of any applicable law or regulation.

    (d) NOTICE AND CURE. Parent will notify the Company in writing of, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practical after it becomes known to Parent, that causes or will or may be likely to cause any covenant or agreement of Parent under this Agreement to be breached or that renders or will render untrue in any material respect any representation or warranty of Parent contained in this Agreement. Parent also will notify the Company in writing of, and will use all commercially reasonable efforts to cure before the Closing, any material violation or breach, as soon as practical after it becomes known to such party, of any representation, warranty, covenant or agreement made by Parent. No notice given pursuant to this paragraph shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

    (e) FULFILLMENT OF CONDITIONS. Subject to the terms and conditions of this Agreement, Parent will take or cause to be taken all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to its obligations contained in this Agreement and to consummate and make effective the Merger and other transactions contemplated by this Agreement, and Parent will not, nor will it permit any of its Subsidiaries to, take or fail to take any action that could be reasonably expected to result in the nonfulfillment of any such condition.

    (f) CONDUCT OF BUSINESS OF LLC. Prior to the Effective Time, except as may be required by applicable law and subject to the other provisions of this Agreement, Parent shall cause LLC to (i) perform its obligations under this Agreement in accordance with its terms, and (ii) not engage directly or indirectly in any business or activities of any type or kind and not enter into any agreements or arrangements with any person, or be subject to or bound by any obligation or undertaking, which is inconsistent with this Agreement.

    6.03  ADDITIONAL COVENANTS BY PARENT AND THE COMPANY.

    (a) CONTROL OF OTHER PARTY'S BUSINESS. Nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent's operations prior to the Effective Time. Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company's operations prior to the Effective Time. Prior to the Effective Time, each of the Company and the Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective operations.

    (b) INTEGRATION TEAM. As soon as practicable after the date hereof, Parent and the Company shall, subject to limitations imposed by applicable law, create a special integration steering team (the "INTEGRATION TEAM") which shall be chaired by David Jones and include David Jones, Richard P. Sergel and such other designees of each of the Company and Parent as David Jones and Richard P. Sergel shall deem appropriate. The functions of the Integration Team shall include (i) to direct the exchange of information and documents between the parties and their Subsidiaries as contemplated by SECTION 7.01, (ii) to review and evaluate proposed exceptions to the restrictions on the conduct of business pending the Merger set forth in Article VI, and (iii) the development of regulatory plans and proposals, corporate organizational and management plans, workforce combination proposals, and such other matters as they deem appropriate.

                                  ARTICLE VII
                             ADDITIONAL AGREEMENTS

    7.01 ACCESS TO INFORMATION. The Company shall, and shall cause each of its Subsidiaries to, and shall use commercially reasonable efforts to cause the Company Associates to, throughout the period from the date hereof to the Effective Time to the extent permitted by law, (i) provide Parent and its Representatives with full access, upon reasonable prior notice and during normal business hours, to all facilities, operations, officers (including the Company's environmental, health and safety personnel), employees, agents and accountants of the Company and its Subsidiaries and Associates and their respective assets, properties, books and records, to the extent the Company or any Company Subsidiary or Company Associate is not under a legal obligation not to provide access or to the extent that such access would not constitute a waiver of the attorney client privilege and does not unreasonably interfere with the business and operations of the Company and its Subsidiaries and Associates and (ii) furnish promptly to such persons (x) a copy of each report, statement, schedule and other document filed or received by the Company or any of its Subsidiaries pursuant to the requirements of federal or state securities laws and each material report, statement, schedule and other document filed with any other Governmental Authority, and (y) all other information and data (including, without limitation, copies of Contracts, Company Employee Benefit Plans, and other books and records) concerning the business and operations of the Company and its Subsidiaries as Parent or any of its Representatives reasonably may request. No review pursuant to this SECTION 7.01 or otherwise shall affect any representation or warranty contained in this Agreement or any condition to the obligations of the parties hereto. Any such information or material obtained pursuant to this SECTION 7.01 that constitutes "EVALUATION MATERIAL" (as such term is defined in the letter agreement dated as of June 23, 1998 between the Company and NC (the "Confidentiality Agreement")) shall be governed by the terms of the Confidentiality Agreement.

    7.02 PROXY STATEMENT AND CIRCULAR. (a) PROXY STATEMENT. As soon as practicable after the date of this Agreement, the Company shall prepare and file the Proxy Statement with the SEC. Parent and the Company shall cooperate with each other in the preparation of the Proxy Statement and any amendment or supplement thereto, and Company shall promptly notify Parent of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information, and shall promptly provide to Parent copies of all correspondence between the Company or any of its Representatives and the SEC with respect to the Proxy Statement. Each of the parties hereto shall furnish all information concerning itself which is required or customary for inclusion in the Proxy Statement. The Company shall consult with Parent regarding the Proxy Statement and have due regard to any comments Parent may make in relation to the Proxy Statement. The Company shall give Parent and its counsel the opportunity to review the Proxy Statement and all responses to requests for additional information by and replies to comments of the SEC before their being filed with, or sent to, the SEC. Each of the Company and Parent agrees to use its reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC.

    (b) CIRCULAR. Subject to applicable law, Parent shall, as soon as reasonably practicable after the date of this Agreement and in accordance with the listing rules of the LSE, prepare and submit to the LSE for approval the Circular, and shall use its reasonable endeavors to have such documents approved by the LSE as soon as reasonably practicable after the date of this Agreement. Parent and Company shall cooperate with each other in the preparation of the Circular and any amendment or supplement thereto as well as the preparation of any responses to the LSE in connection therewith. Each of the parties hereto shall furnish all information concerning itself which is required or customary for inclusion in the Circular. Each of Parent and the Company agrees to use its reasonable best efforts to respond promptly to any requests of the LSE.

    (c) Each of the Company and Parent shall, consistent with the requirements of the securities laws of the United States and the United Kingdom, use their reasonable best efforts to cause the Proxy Statement and the Circular to be mailed or dispatched as soon as practicable to their respective shareholders entitled to vote on the Merger and other transactions contemplated hereby on or about the same day.

    7.03 APPROVAL OF SHAREHOLDERS. (a) Parent shall, through its Board of Directors, duly call, give notice of, convene and hold a general meeting of its shareholders (the "PARENT SHAREHOLDERS' MEETING"), for the purpose of voting on the approval of the Merger and other transactions contemplated hereby (the "PARENT SHAREHOLDERS' APPROVAL") as soon as reasonably practicable after the date hereof. Subject to fiduciary obligations and the requirements of applicable law, Parent shall include in the Circular the recommendation of the Board of Directors of Parent that the Shareholders of Parent approve the Merger and the other transactions contemplated hereby, and shall use its reasonable endeavors to obtain such approval in accordance with its usual practices.

    (b) The Company shall, through its Board of Directors, duly call, give notice of, convene and hold a meeting of its shareholders (the "COMPANY SHAREHOLDERS' MEETING") for the purpose of voting on the approval of the Merger and other transactions contemplated hereby (the "COMPANY SHAREHOLDERS' APPROVAL") as soon as reasonably practicable after the date hereof; PROVIDED, HOWEVER, that if the scheduled meeting date for the Company's annual shareholders' meeting is within thirty (30) days of the planned date of the Company Shareholders Meeting, the Company may accomplish the purposes of the Company Shareholders Meeting at the annual shareholders' meeting. Subject to the fiduciary duties of its Board of Directors and the requirements of applicable law, the Company shall include in the Proxy Statement the recommendation of the Board of Directors of the Company that the Shareholders of the Company approve the Merger and the other transactions contemplated hereby, and shall use its reasonable best efforts to obtain such approval.

    7.04 REGULATORY AND OTHER APPROVALS. (a) HSR FILINGS. Each party hereto shall file or cause to be filed with the Federal Trade Commission and the Department of Justice any notifications required to be filed by its respective "ultimate parent" Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), and the rules and regulations promulgated thereunder with respect to the Merger and other transactions contemplated hereby. Such parties will use all commercially reasonable efforts to make such filings in a timely manner and to respond on a timely basis to any requests for additional information made by either of such agencies.

    (b) OTHER REGULATORY APPROVALS. Each party hereto shall cooperate and use its best efforts to promptly prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonable efforts to obtain all necessary permits, consents, approvals and authorizations of all Governmental Authorities necessary or advisable to obtain the Company Required Statutory Approvals and the Parent Required Statutory Approvals. The parties agree that they will consult with each other with respect to obtaining the Company Required Statutory Approvals and the Parent Required Statutory Approvals; provided, however, that it is agreed that the Company shall have primary responsibility for the preparation and filing of any related applications, filings or other material with state utility commissions. Parent shall have the right to review and approve in advance drafts of and final applications, filings and other material submitted to or filed with state utility commissions, which approval shall not be unreasonably withheld or delayed. The Company shall not agree to the imposition of any condition in the Company Required Statutory Approvals without the prior consent of Parent.

    7.05  EMPLOYEE BENEFIT PLANS.

    (a) Parent agrees that those individuals who are employed by the Company or any of its Subsidiaries immediately prior to the Closing Date shall continue to be employees of the Surviving Entity or its subsidiaries as of the Closing Date (each such employee, an "AFFECTED EMPLOYEE"); PROVIDED, HOWEVER,

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that this Section 7.05 shall not be construed to limit the ability of the applicable employer to terminate the employment of any Affected Employee at any time.

    (b) For a period of twelve (12) months immediately following the Closing Date, the compensation, benefits and coverage provided to the Affected Employees pursuant to employee benefit plans or arrangements maintained by Parent or the Surviving Entity shall be, in the aggregate, not less favorable (as determined by the Parent and the Surviving Entity using reasonable assumptions and benefit valuation methods) than those provided to such Affected Employees immediately prior to the Closing Date. Notwithstanding the foregoing and except as provided in the immediately following sentence, any such employee benefit plan that provides as of the date hereof for a continuation period longer than twelve (12) months shall be honored by Parent or the Surviving Entity. In addition to the foregoing, Parent shall. or shall cause Surviving Entity to, pay any Affected Employee whose employment is terminated by Parent or Surviving Entity within twelve (12) months of the Closing Date a severance benefit package equivalent to that provided under the special severance plans covering such Affected Employee as in effect as of the date hereof.

    (c) Parent shall, or shall cause the Surviving Entity to, give the Affected Employees full credit for purposes of eligibility, vesting, benefit accrual (including, without limitation, benefit accrual under any defined benefit pension plans) and determination of the level of benefits under any employee benefit plans or arrangements maintained by the Parent or the Surviving Entity in effect as of the Closing Date for such Affected Employees' service with the Company or any Subsidiary of the Company to the same extent recognized by the Company or such Subsidiary immediately prior to the Closing Date. With respect to any employee benefit plan or arrangement established by Parent, Company or the Surviving Entity after the Closing Date (the "POST CLOSING PLANS"), service shall be credited in accordance with the terms of such Post Closing Plans.

    (d) Parent shall, or shall cause the Surviving Entity to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Affected Employees under any welfare benefit plan established to replace any Company welfare benefit plans in which such Affected Employees may be eligible to participate after the Closing Date, other than limitations or waiting periods that are already in effect with respect to such Affected Employees and that have not been satisfied as of the Closing Date under any welfare plan maintained for the Affected Employees immediately prior to the Closing Date, and (ii) provide each Affected Employee with credit for any co-payments and deductibles paid prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements under any welfare plans that such Affected Employees are eligible to participate in after the Closing Date.

    (e) Parent shall, or shall cause the Surviving Entity and its subsidiaries to, honor, and shall guarantee the obligations of the Surviving Entity and its subsidiaries under, all employment, severance, consulting and retention agreements or arrangements and all Company Employee Benefit Plans as in effect as of the date hereof, as set forth in SECTION 7.05 of the Company Disclosure Letter, or that are entered into prior to the Closing Date in accordance with
SECTION 6.01I) hereof; PROVIDED, HOWEVER, that this SECTION 7.05(E) is not intended to prevent Parent or the Surviving Entity from exercising their rights with respect to such agreements or arrangements and all Company Employee Benefit Plans in accordance with their terms, including, but not limited to, the right to alter, terminate or otherwise amend all such agreements and arrangements and Company Employee Benefit Plans.

    (f) Parent agrees and acknowledges that, by virtue of the consummation of the Merger, Alfred D. Houston has, pursuant to the terms of the Severance Agreement dated February 28, 1995, between Alfred D. Houston and the Company (the "HOUSTON AGREEMENT"), Good Reason (as defined in the Houston Agreement) to terminate his employment with the Company. Following the Closing Date, Parent agrees and acknowledges that it shall enter into a Consulting Agreement with Mr. Houston, containing the terms set forth in Section 7.05(f) of the Parent Disclosure Letter.

    7.06  LABOR AGREEMENTS AND WORKFORCE MATTERS.

    (a) LABOR AGREEMENTS. Parent shall honor or shall cause the appropriate subsidiaries of the Surviving Entity to honor all collective bargaining agreements in effect as of Effective Time until their expiration; PROVIDED, HOWEVER, that this undertaking is not intended to prevent Parent or the Surviving Entity and its subsidiaries from exercising their rights with respect to such collective bargaining agreements and in accordance with their terms, including any right to amend, modify, suspend, revoke or terminate any such contract, agreement, collective bargaining agreement or commitment or portion thereof.

    (b) WORKFORCE MATTERS. Any workforce reductions carried out following the Effective Time by the Surviving Entity and its subsidiaries shall be done in accordance with all applicable collective bargaining agreements and all laws and regulations governing the employment relationship and termination thereof including, without limitation, the Worker Adjustment and Retraining Notification Act and regulations promulgated thereunder, and any comparable state or local law.

    7.07  POST MERGER OPERATIONS.

    (a) PARENT BOARD OF DIRECTORS. Parent shall take such action as is necessary to cause the number of directors comprising its Board of Directors to be sufficient to permit the appointment of Richard P. Sergel and one additional person presently serving as an outside director on the Board of Directors of the Company on the date hereof, as determined by mutual agreement of Parent and the Company, to serve on the Parent Board of Directors at the Effective Time. In the event Richard P. Sergel is unavailable to serve on the Parent Board of Directors, another representative from the current Board of Directors of the Company shall be chosen by mutual agreement of Parent and the Company.

    (b) SURVIVING ENTITY HEADQUARTERS. At the Effective Time, the headquarters of the Surviving Entity shall be located in Massachusetts and offices for the Surviving Entity's utility operations in New England shall be located in the Commonwealth of Massachusetts and the States of New Hampshire and Rhode Island, consistent with the current operations of the Company.

    (c) CHARITIES. The parties agree that provision of charitable contribution and community support within the New England region serves a number of important goals. After the Effective Time, Parent intends to cause the Surviving Entity to provide charitable contributions and community support within the New England region at annual levels substantially comparable to the annual level of charitable contributions and community support provided, directly or indirectly, by the Company and its public utility subsidiaries within the New England region during 1997.

    (d) SURVIVING ENTITY BOARD OF DIRECTORS AND TRUSTEE. After the Effective Time, the initial board of directors of the Surviving Entity shall have up to nine (9) members designated from among the officers of Parent and the Surviving Entity, as mutually agreed by Parent and the Company. Parent reserves the right to replace the trustee of the Surviving Entity at the Effective Time.

    (e) ADVISORY BOARD. Parent shall, promptly following the Effective Time, cause to be established and be maintained for a period of two (2) years an advisory board (the "ADVISORY BOARD") comprised of up to eleven (11) persons who were, immediately prior to the Effective Time, serving as non-executive members of the Company's Board of Directors and who are willing to serve in such capacity on the Advisory Board. The function of the Advisory Board shall be to advise the Surviving Entity's Board of Directors with respect to general business as well as opportunities and activities in the Surviving Entity's market area and to maintain and develop customer relationships. The Advisory Board shall meet no less frequently than semi-annually. The members of the Advisory Board shall each be named to serve as members thereof for a period of two years; PROVIDED, HOWEVER, that Parent shall have no obligation to cause the Surviving Entity to elect or appoint, and may cause the Surviving Entity to remove, any member of the Advisory Board if Parent reasonably determines that such member has a conflict of interest that compromises such member's ability to serve effectively as a member of the

Advisory Board or any cause exists that otherwise would allow for removal of such person as a director of the Surviving Entity if such person were a member of the Surviving Entity's Board of Directors.

    (f) EMPLOYMENT AGREEMENTS. At the Effective Time, Parent shall enter into an employment agreement with Richard P. Sergel in the form set forth in Exhibit A hereto.

    7.08  NO SOLICITATIONS.  Prior to the Effective Time, the Company agrees:
(a) that neither it nor any of its Subsidiaries shall, and it shall use its best efforts to cause its Representatives (as defined in SECTION 10.11) not to, knowingly initiate, solicit or encourage, directly or indirectly, any inquiries or any proposal or offer (including, without limitation, any proposal or offer to its Shareholders) with respect to a merger, consolidation or other business combination including the Company or any of its significant Subsidiaries (as defined in Rule 1-02(W) of Regulation S-X promulgated under the Exchange Act) (a "COMPANY SIGNIFICANT SUBSIDIARY"), or any acquisition or similar transaction (including, without limitation, a tender or exchange offer) involving the purchase of (i) all or any significant portion of the assets of the Company and its Subsidiaries taken as a whole, (ii) ten percent or more of the outstanding Company Shares or (iii) 50% or more of the outstanding shares of the capital stock of any Company Significant Subsidiary (any such proposal or offer being hereinafter referred to as an "ALTERNATIVE PROPOSAL"), or engage in any negotiations concerning, or provide any confidential information or data to, or have any other discussions with, any person or group relating to an Alternative Proposal, or otherwise knowingly facilitate any effort or attempt to make or implement an Alternative Proposal other than from Parent and its affiliates; (b) that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties with respect to any Alternative Proposal; and (c) that it will notify Parent immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it or any of such persons; PROVIDED, HOWEVER, that, prior to receipt of the Company Shareholders' Approval, nothing contained in this SECTION 7.08 shall prohibit the Board of Directors of the Company from (i) furnishing information to (but only pursuant to a confidentiality agreement in customary form and having terms and conditions no less favorable to the Company than the Confidentiality Agreement (as defined in SECTION 7.01)) or entering into discussions or negotiations with any person or group that makes an unsolicited Alternative Proposal, if, and only to the extent that, (A) the Board of Directors of the Company, based upon advice of outside counsel with respect to fiduciary duties, determines in good faith that such action is necessary for the Board of Directors to act in a manner consistent with its fiduciary duties to Shareholders under applicable law, (B) the Board of Directors of the Company has reasonably concluded in good faith (after consultation with its financial advisors) that the person or group making such Alternative Proposal will have adequate sources of financing to consummate such Alternative Proposal and that such Alternative Proposal is likely to be more favorable to the Company's shareholders than the Merger, (C) prior to furnishing such information to, or entering into discussions or negotiations with, such person or group, the Company provides written notice to Parent to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or group, which notice shall identify such person or group and the material terms of the Alternative Proposal in reasonable detail, and (D) the Company keeps Parent promptly informed of the status and all material information with respect to any such discussions or negotiations; and (ii) to the extent required, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Alternative Proposal. Nothing in this SECTION 7.08 shall (x) permit the Company to terminate this Agreement (except as specifically provided in ARTICLE IX), (y) permit the Company to enter into any agreement with respect to an Alternative Proposal for so long as this Agreement remains in effect (it being agreed that for so long as this Agreement remains in effect, the Company shall not enter into any agreement with any person or group that provides for, or in any way knowingly facilitates, an Alternative Proposal (other than a confidentiality agreement under the circumstances described above)), or (z) affect any other obligation of the Company under this Agreement.

    7.09  DIRECTORS' AND OFFICERS' INDEMNIFICATION AND INSURANCE.

    (a) INDEMNIFICATION. To the extent, if any, not provided by an existing right of indemnification or other agreement or policy, from and after the Effective Time, Parent shall, or shall cause the Surviving Entity to, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, (x) an officer or director or (y) an employee covered as of the date hereof (to the extent of the coverage extended as of the date hereof) of the Company or of any Company Subsidiary (each an "INDEMNIFIED PARTY," and collectively, the "INDEMNIFIED PARTIES") against (i) all losses, expenses (including reasonable attorney's fees and expenses), claims, damages or liabilities or, subject to the first proviso of the next succeeding sentence, amounts paid in settlement, arising out of actions or omissions occurring at or prior to the Effective Time (and whether asserted or claimed prior to, at or after the Effective Time) that are, in whole or in part, based on or arising out of the fact that such person is or was a director, officer or employee of the Company or any Company Subsidiary (the "INDEMNIFIED LIABILITIES"), and (ii) all Indemnified Liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by this Agreement, in each case, to the extent permitted by the Trust Agreement or the indemnification agreements set forth in SECTION 7.09 of the Company Disclosure Letter. In the event of any such loss, expense, claim, damage or liability (whether or not arising before the Effective Time), (i) Parent shall, or shall cause the Surviving Entity to, pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to Parent or the Surviving Entity, as appropriate, promptly after statements therefor are received and otherwise advanced to such Indemnified Party upon request, reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the Trust Agreement or the indemnification agreements set forth in SECTION 7.09 of the Company Disclosure Letter upon receipt of an undertaking by or on behalf of such director or officer to repay such amounts as and to the extent required by the Trust Agreement or the indemnification agreements set forth in SECTION 7.09 of the Company Disclosure Letter, (ii) the Surviving Entity shall cooperate in the defense of any such matter and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the Trust Agreement or the indemnification agreements set forth in SECTION 7.09 of the Company Disclosure Letter and the certificate of incorporation or by-laws or similar governing documents of the Surviving Entity shall be made by independent counsel mutually acceptable to the Surviving Entity and the Indemnified Party; provided, however, that the Surviving Entity shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld) and provided further that no indemnification shall be made if such indemnification is prohibited by the Trust Agreement or the indemnification agreements set forth in SECTION 7.09 of the Company Disclosure Letter.

    (b) INSURANCE. For a period of six years after the Effective Time, Parent and the Surviving Entity shall at Parent's election, cause to be maintained in effect an extended reporting period for current policies of directors' and officers' liability insurance for the benefit of such persons who are currently covered by such policies of the Company on terms no less favorable than the terms of such current insurance coverage or provide tail coverage for such persons which provides such persons with coverage for a period of six years for acts prior to the Effective Time on terms no less favorable than the terms of such current insurance coverage.

    (c) SUCCESSORS. In the event the Surviving Entity or any of its successors or assigns (i) consolidates with or mergers into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person or entity, then and in either such case, proper provisions shall be made so that the successors and assigns of the Surviving Entity, as applicable, shall assume the obligations set forth in this
SECTION 7.09.

    (d) SURVIVAL OF INDEMNIFICATION. To the fullest extent permitted by law, from and after the Effective Time, all rights to indemnification as of the date hereof in favor of the employees, agents, directors and officers of the Company and the Company Subsidiaries with respect to their activities as such prior to the Effective Time, as provided in the Trust Agreement or the respective certificates of incorporation and by-laws or similar governing documents in effect on the date hereof, or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

    (e) BENEFIT. The provisions of this SECTION 7.09 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

    (f) AMENDMENT OF THE TRUST AGREEMENT. Parent shall not, and shall ensure that the Surviving Entity shall not, amend the Trust Agreement to in any way limit the indemnification provided to the Indemnified Parties under this SECTION 7.09.

    7.10 EXPENSES. Except as set forth in SECTION 9.03, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger and other transactions contemplated hereby shall be paid by the party incurring such cost or expense, except that the filing fees in connection with the filings required under the HSR Act, Exon Florio (as defined in SECTION 8.01(D) hereof) and the 1935 Act shall be paid by Parent or LLC.

    7.11 BROKERS OR FINDERS. The Company represents, as to itself and its affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the Merger and other transactions contemplated by this Agreement except Merrill Lynch, whose fees and expenses will be paid by the Company in accordance with the Company's agreement with such firm, and the Company shall indemnify and hold Parent harmless from and against any and all claims, liabilities or obligations with respect to any other such fee or commission or expenses related thereto asserted by any person on the basis of any act or statement alleged to have been made by the Company or its affiliates.

    7.12 ANTI-TAKEOVER STATUTES. If any "FAIR PRICE", "MORATORIUM", "BUSINESS COMBINATION", "CONTROL SHARE ACQUISITION" or other form of anti-takeover statute or regulation shall become applicable to the Merger or other transactions contemplated hereby, the Company and the members of the Board of Directors of the Company shall grant such approvals and take such actions consistent with their fiduciary duties and in accordance with applicable law as are reasonably necessary so that the Merger and other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the Merger and other transactions contemplated hereby.

    7.13 PUBLIC ANNOUNCEMENTS. Except as otherwise required by law or the rules of any applicable securities exchange or national market system or any other Regulatory Authority, so long as this Agreement is in effect, Parent and the Company will not, and will not permit any of their respective Subsidiaries or Representatives to, issue or cause the publication of any press release or make any other public announcement with respect to the Merger and other transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld. Parent and the Company will cooperate with each other in the development and distribution of all press releases and other public announcements with respect to the Merger and other transactions contemplated hereby, and will furnish the other with drafts of any such releases and announcements as far in advance as practicable.

    7.14 RESTRUCTURING OF MERGER. It may be preferable to effectuate a business combination between Parent and the Company by means of an alternative structure to the Merger. Accordingly, if, prior to satisfaction of the conditions contained in ARTICLE VIII hereto, Parent proposes the adoption of an alternative structure that otherwise substantially preserves for Parent and the Company the economic benefits of the Merger and will not materially delay the consummation thereof, then the parties shall use their respective best efforts to effect a business combination among themselves by means of a mutually agreed upon structure other than the Merger that so preserves such benefits; PROVIDED that prior to closing any such restructured transaction, all material third party and Governmental Authority declarations, filings, registrations, notices, authorizations, consents or approvals necessary for the effectuation of such alternative business combination shall have been obtained and all other conditions to the parties' obligations to consummate the Merger and other transactions contemplated hereby, as applied to such alternative business combination, shall have been satisfied or waived.

                                  ARTICLE VIII
                                   CONDITIONS

    8.01 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger and other transactions contemplated hereby is subject to the satisfaction or waiver on at or prior to the Closing, of each of the following conditions:

    (a) SHAREHOLDER APPROVAL. The Company Shareholders' Approval shall have been obtained and the Parent Shareholders' Approval shall have been obtained.

    (b) HSR ACT. Any waiting period (and any extension thereof) applicable to the consummation of the Merger under HSR shall have expired or been terminated.

    (c) INJUNCTIONS OR RESTRAINTS. No court of competent jurisdiction or other competent Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making illegal or otherwise restricting, preventing or prohibiting consummation of the Merger or other transactions contemplated hereby.

    (d) EXON-FLORIO. Review and investigation of the Merger under the Exon-Florio Provisions of the Omnibus Trade and Competitiveness Act of 1988 ("Exon Florio") shall have been terminated and the President shall have taken no action authorized thereunder.

    (e) GOVERNMENTAL AND REGULATORY AND OTHER CONSENTS AND APPROVALS. The Parent Required Statutory Approvals and the Company Required Statutory Approvals shall have been obtained prior to the Effective Time, and shall have become Final Orders (as hereinafter defined). The Final Orders shall not, individually or in the aggregate, impose terms and conditions that (i) could reasonably be expected to have a Company Material Adverse Effect; (ii) could reasonably be expected to have a Parent Material Adverse Effect or (iii) materially impair the ability of the parties to complete the Merger or transactions contemplated hereby. "FINAL ORDER" for all purposes of this Agreement means action by the relevant regulatory authority which has not been reversed, stayed, enjoined, set aside, annulled or suspended with respect to which any waiting period prescribed by law before the Merger and other transactions contemplated hereby may be consummated has expired, and as to which all conditions to be satisfied before the consummation of such transactions prescribed by law, regulation or order have been satisfied.

    8.02 CONDITIONS TO OBLIGATION OF PARENT AND LLC TO EFFECT THE MERGER. The obligation of Parent and LLC to effect the Merger and other transactions contemplated hereby is further subject to the satisfaction or waiver at or prior to the Closing, of each of the following additional conditions (all or any of which may be waived in whole or in part by Parent and LLC in their sole discretion):

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in this Agreement, in each case made as if none of such representations or warranties contained any qualification or limitation as to "materiality" or "Company Material Adverse Effect", shall be true and correct as so made as of the Closing Date as though so made on and as of the Closing Date, except to the extent expressly given as of a specified date, except where the failure of such representations and warranties to be true and correct as so made does not have and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and the Company shall have delivered to Parent a certificate, dated the Closing Date and executed in the name and on behalf of the Company by its Chairman of the Board, President or any Executive or Senior Vice President, to such effect.

    (b) PERFORMANCE OF OBLIGATIONS. The Company shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Company at or prior to the Closing, and the Company shall have delivered to Parent a certificate, dated the Closing Date and executed in the name and on behalf of the Company by its Chairman of the Board, President or any Executive or Senior Vice President, to such effect.

    (c) MATERIAL ADVERSE EFFECT. No Company Material Adverse Effect shall have occurred and there shall exist no facts or circumstances which in the aggregate could reasonably be expected to have a Company Material Adverse Effect.

    (d) COMPANY REQUIRED CONSENTS. All Company Required Consents shall have been obtained by the Company, except where the failure to receive such Company Required Consents could not reasonably be expected to (i) have a Company Material Adverse Effect, or (ii) delay or prevent the consummation of the Merger and other transactions contemplated hereby.

    8.03 CONDITIONS TO OBLIGATION OF THE COMPANY TO EFFECT THE MERGER. The obligation of the Company to effect the Merger and other transactions contemplated hereby is further subject to the satisfaction or waiver, at or prior to the Closing, of each of the following additional conditions (all or any of which may be waived in whole or in part by the Company in its sole discretion):

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Parent and LLC in SECTIONS 5.03, 5.04, 5.05, 5.07, 5.08 and 5.09 of this Agreement, in each case made as if none of such representations or warranties contained any qualification or limitation as to "materiality" or "Parent Material Adverse Effect," shall be true and correct as so made as of the Closing Date, except to the extent expressly given as of a specified date and except where the failure of such representations and warranties to be so true and correct as so made does not have and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or a material adverse effect on LLC, and Parent and LLC shall each have delivered to the Company a certificate, dated the Closing Date and executed in the name and on behalf of Parent by any director of Parent and in the name and on behalf of LLC by a member of its management committee to such effect.

    (b) PARENT REQUIRED CONSENTS. All Parent Required Consents shall have been obtained by Parent, except where the failure to receive such Parent Required Consents could not reasonably be expected to (i) have a Parent Material Adverse Effect or (ii) delay or prevent the consummation of the Merger and other transactions contemplated hereby.

    (c) PERFORMANCE OF OBLIGATIONS. Parent and LLC shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Parent or LLC at or prior to the Closing, and Parent and LLC shall each have delivered to the Company a certificate, dated the Closing Date and executed in the name and on behalf of Parent by any director of Parent and in the name and on behalf of LLC by a member of its management committee to such effect.

                                   ARTICLE IX
                       TERMINATION, AMENDMENT AND WAIVER

    9.01 TERMINATION. This Agreement may be terminated, and the Merger and other transactions contemplated hereby may be abandoned, at any time prior to the Effective Time, whether prior to or after the Company Shareholders' Approval or the Parent Shareholders' Approval (except as otherwise provided in SECTION 9.01(C) below):

    (a) By mutual written agreement of the Board of Directors of Parent and the Company, respectively;

    (b) By the Company or Parent, by written notice to the other, if the Closing Date shall not have occurred on or before the date that is the nine (9) month anniversary of the date the Company Shareholders' Approval is obtained (the "INITIAL TERMINATION DATE"); provided, however, that the right to terminate the Agreement under this SECTION 9.01(B) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date; and provided, further, that (i) if on the Initial Termination Date the conditions to the Closing set forth in SECTION 8.01(E)(I) shall not have been fulfilled but all other conditions to the Closing shall be fulfilled or shall be capable of being fulfilled, then the Initial Termination Date shall be extended for six (6) months beyond the Initial Termination Date (the "EXTENDED TERMINATION DATE") and (ii) if on the Initial Termination Date or, if the Initial Termination Date has been extended as provided in the immediately preceding clause (i), the Extended Termination Date, a Financial Disruption (as defined in SECTION 9.03(D))shall have occurred and be continuing, then the Company shall have the right, but not the obligation, to postpone the Closing to a date not later than the date that is the six (6) month anniversary of the Initial Termination Date or the Extended Termination Date, as the case may be, provided that no postponement of the Closing made as permitted by this SECTION 9.01(B)(II) shall operate as or be deemed to be a waiver of any or all of the provisions of Section 8.02;

    (c) By the Company or Parent, by written notice to the other, if (i) the Company Shareholders' Approval shall not have been obtained at a duly held meeting of such Shareholders, including any adjournments thereof or (ii) the Parent Shareholders' Approval shall not have been obtained at a duly held meeting of such shareholders, including any adjournments thereof;

    (d) By the Company or Parent, if any applicable state or federal law or applicable law of a foreign jurisdiction or any order, rule or regulation is adopted or issued that has the effect, as supported by the written opinion of outside counsel for such party, of prohibiting the Merger or other transactions contemplated hereby, or if any court of competent jurisdiction or any Governmental Authority shall have issued a nonappealable final order, judgment or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or other transactions contemplated hereby (provided that the right to terminate this Agreement under this SECTION 9.01(D) shall not be available to any party that has not defended such lawsuit or other legal proceeding (including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed)).

    (e) By the Company upon ten (10) days' prior notice to Parent if the Board of Directors of the Company determines in good faith, that termination of this Agreement is necessary for the Board of Directors of the Company to act in a manner consistent with its fiduciary duties to Shareholders under applicable law by reason of an unsolicited Alternative Proposal meeting the requirements of clauses (A) and (B) of SECTION 7.07 having been made; PROVIDED that

        (A) The Board of Directors of the Company shall determine based on advice of outside counsel with respect to the Board of Directors' fiduciary duties that notwithstanding a binding commitment to consummate an agreement of the nature of this Agreement entered into in the proper exercise of its applicable fiduciary duties, and notwithstanding all concessions which may be offered by Parent in negotiation entered into pursuant to clause (B) below, it is necessary pursuant to such fiduciary duties that the directors reconsider such commitment as a result of such Alternative Proposal, and

        (B) prior to any such termination, the Company shall, and shall cause its respective financial and legal advisors to, negotiate with Parent to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the Merger or other transactions contemplated hereby on such adjusted terms;

    and PROVIDED FURTHER that the Company's ability to terminate this Agreement pursuant to this SECTION 9.01(E) is conditioned upon the concurrent payment by the Company to Parent of any amounts owed by it pursuant to SECTION 9.03(B);

    (f) By the Company, by written notice to Parent, if (i) there shall have been any material breach of any representation or warranty, or any material breach of any covenant or agreement, of Parent hereunder (other than a breach described in clause (ii)), and such breach shall not have been remedied within twenty (20) days after receipt by Parent of notice in writing from the Company, specifying the nature of such breach and requesting that it be remedied; (ii) Parent shall fail to deliver or cause to be delivered the amount of cash to the Paying Agent required pursuant to Section 2.02(a) at a time when all conditions to Parent's obligation to close have been satisfied or otherwise waived in writing by Parent; or (iii) the Board of Directors of Parent shall withdraw or modify, or resolve to withdraw or modify, in any manner adverse to the Company its approval of the Merger and other transactions contemplated hereby or its recommendation to its Shareholders regarding the approval of this Agreement, the Merger or other transactions contemplated hereby.

    (g) By Parent, by written notice to the Company, if (i) there shall have been any material breach of any representation or warranty, or any material breach of any covenant or agreement, of the Company hereunder, and such breach shall not have been remedied within twenty (20) days after receipt by the Company of notice in writing from Parent, specifying the nature of such breach and requesting that it be remedied; or (ii) the Board of Directors of the Company (A) shall withdraw or modify in any manner adverse to Parent its approval of the Merger and other transactions contemplated hereby or its recommendation to its shareholders regarding the approval of this Agreement, the Merger and other transactions contemplated hereby, (B) shall approve or recommend or take no position with respect to an Alternative Proposal or (C) shall resolve to take any of the actions specified in clause (A) or (B).

    (h) By Parent, by written notice to the Company on or after the twelve (12) month anniversary of the date on which the Company Shareholders' Approval is obtained, if the Order of the SEC approving the Merger under the 1935 Act (the "1935 ACT ORDER") shall not have been issued prior to the time such notice is given and Parent reasonably believes that the 1935 Act Order is not likely to be issued on or prior to the Extended Termination Date.

    9.02 EFFECT OF TERMINATION. If this Agreement is validly terminated by either the Company or Parent pursuant to SECTION 9.01, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of either the Company, Parent or LLC (or any of their respective Representatives or affiliates), except that the provisions of this SECTION 9.02, SECTIONS 7.10, 7.11 and 7.13, Section 9.03 and SECTIONS 10.09 and 10.10 shall continue to apply following any such termination.

    9.03  TERMINATION FEES. (a) In the event that this Agreement is terminated
(i) by Parent pursuant to SECTION 9.01(G)(I) or SECTION 9.01(C) as a result of the Company Shareholders' Approval not being obtained and at such time no Alternative Proposal has been made and remains outstanding or (ii) by the Company pursuant to SECTION 9.01(F)(I) or SECTION 9.01(C) as a result of Parent Shareholders' Approval not being obtained, then in (A) the event of termination pursuant to SECTION 9.01(G)(I) or SECTION 9.01(C) as a result of the Company Shareholder's Approval not being obtained and at a time when no Alternative Proposal remains outstanding the Company shall pay to Parent and (B) in the event of termination pursuant to SECTION 9.01(F)(I), or Section 9.01(c) as a result of Parent Shareholders' Approval not being obtained, Parent shall pay to the Company, promptly (but no later than five (5) business days after the date of termination of this Agreement), cash in an amount equal to all documented out-of-pocket expenses and fees incurred by the party arising out of, or in connection with or related to, the Merger and other transactions contemplated hereby, not in excess of $10 million (the "OUT-OF-POCKET EXPENSES").

    (b) In the event that this Agreement is terminated (i) by the Company pursuant to SECTION 9.01(F)(III) or (ii) by Parent pursuant to SECTION 9.01(G)(II), and, in the case of a termination under clause (A) of Section 9.01(g)(ii) is as a result of an action by the Board of Directors of the Company prior to obtaining the Company Shareholders' Approval, then (A) in the event of termination pursuant to SECTION 9.01(G)(II), the Company shall pay to Parent and
(B) in the event of termination pursuant to SECTION 9.01(F)(III) as a result of an action by the Board of Directors of the Parent prior to obtaining the Parent Shareholders' Approval, Parent shall pay to the Company, (promptly but in each case no later than five (5) business days after the date of termination of this Agreement) by wire transfer of same day funds, a termination fee of $100,000,000, plus, in each case, the terminating party's Out-of-Pocket Expenses.

    (c) In the event that (i) this Agreement is terminated by the Company pursuant to SECTION 9.01(E) or (ii) any person or group shall have made an Alternative Proposal that has not been withdrawn and this Agreement is terminated by Parent pursuant to SECTION 9.01(G)(I) or SECTION 9.01(C)as a result of the Company Shareholders' Approval not being obtained or by the Company pursuant to Section 9.01(b) and, in the case of this clause (ii) only, a definitive agreement with respect to such Alternative Proposal is executed within two years after such termination, then the Company shall pay to Parent, by wire transfer of same day funds, either on the date contemplated in SECTION 9.01(E) if applicable, or otherwise, within five (5) business days after such termination, a termination fee of $100,000,000, plus the Out-of-Pocket Expenses of Parent to the extent not otherwise payable pursuant to SECTION 9.03(A) above.

    (d) If this Agreement is terminated by the Company, pursuant to Section 9.01(f)(ii) and the failure by Parent referred to in such Section is because of the occurrence of any significant disruptions in the financial or capital markets which make it impracticable for a company having financial characteristics similar to those of Parent as of the date of this Agreement to finance a transaction of the size and nature as that contemplated hereunder on commercially reasonable financing terms that are available as of the date of such financing (a "FINANCIAL DISRUPTION"), then Parent shall pay to the Company a termination fee of $100,000,000. The parties hereby acknowledge that a failure by Parent to deliver or cause to be delivered the appropriate amount of cash as a result of a Financial Disruption shall not constitute a willful breach of any representation, warranty, covenant or agreement of Parent hereunder.

    (e) In the event this Agreement is terminated by Parent pursuant to SECTION 9.01(H), then Parent shall pay the Company, in cash by wire transfer of same day funds within five (5) business days of such termination notice, a termination fee of $75,000,000 (the "REGULATORY TERMINATION FEE") plus the Out-of-Pocket Expenses of the Company; provided, however, that the Regulatory Termination Fee shall not be payable to the Company if the failure to obtain the 1935 Act Order by the twelve (12) month anniversary of the date on which the Company Shareholders' Approval is obtained has been caused by breach of this Agreement by the Company after the date hereof.

    (f)  NATURE OF FEES. The parties agree that the agreements contained in this
Section 9.03 are an integral part of the Merger and the other transactions contemplated hereby and constitute liquidated damages and not a penalty. The parties further agree that if any party is or becomes obligated to pay a termination fee pursuant to SECTIONS 9.03(B)-(E), the right to receive such termination fee shall be the sole remedy of the other party with respect to the facts and circumstances giving rise to such payment obligation. If this Agreement is terminated by a party as a result of a willful breach of a representation, warranty, covenant or agreement by the other party, including a termination pursuant to SECTION 9.01(F)(II) caused by reasons other than a Financial Disruption, the non-breaching party may pursue any remedies available to it at law or in equity and shall be entitled to recover any additional amounts thereunder. Notwithstanding anything to the contrary contained in this SECTION 9.03, if one party fails to promptly pay to the other any fee or expense due under this SECTION 9.03, in addition to any amounts paid or payable pursuant to such Section, the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of Citibank, N.A. from the date such fee was required to be paid.

    9.04 AMENDMENT. This Agreement may be amended, supplemented or modified by action taken by or on behalf of the Board of Directors of the parties hereto at any time prior to the Effective Time, whether prior to or after the Company Shareholders' Approval or the Parent Shareholders' Approval shall have been obtained, but after such adoption and approval only to the extent permitted by applicable law. No such amendment, supplement or modification shall be effective unless set forth in a written instrument duly executed and delivered by or on behalf of each party hereto.

    9.05 WAIVER. At any time prior to the Effective Time, Parent or the Company, by action taken by or on behalf of its Board of Directors, may to the extent permitted by applicable law (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto or (iii) waive compliance with any of the covenants, agreements or conditions of the other parties hereto contained herein. No such extension or waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party extending the time of performance or waiving any such inaccuracy or non-compliance. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

                                   ARTICLE X
                               GENERAL PROVISIONS

    10.01 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The representations, warranties, covenants and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Merger but shall terminate at the Effective Time, except for the agreements contained in ARTICLE I and ARTICLE II, in SECTIONS 7.05, 7.06, 7.08, 7.09 and 7.10, this ARTICLE X which shall survive the Effective Time.

    10.02 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or sent by overnight courier (providing proof of delivery) to the parties at the following addresses or facsimile numbers:

    If to Parent or LLC, to:

                    The National Grid Group Plc
                    National Grid House
                    Kirby Corner Road
                    Coventry CV4 8JY
                    United Kingdom

                    Attn: David Jones
                    Chief Executive

                    Telephone: (011-44-1203) 423-006
                    Facsimile: (011-44-1203) 423-026

with a copy to:

                    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                    125 West 55th Street
                    New York, N.Y. 10019
                    Attn: Steven H. Davis, Esq.
                         and Douglas W. Hawes, Esq.

                    Telephone: (212) 424-8000
                    Facsimile: (212) 424-8500

                    and

                    Cameron McKenna
                    Mitre House
                    160 Aldersgate Street
                    London EC1A 4DD
                    United Kingdom
                    Attn: Sean M. Watson. Esq.
                    Telephone: (011) 44-1-71-367-3000
                    Facsimile: (011) 44-1-71-367-2000

If to the Company, to:

                    New England Electric System
                    25 Research Drive
                    Westborough, MA 01582
                    U.S.A.
                    Attn: Richard P. Sergel
                         President and Chief Executive Officer

                    Telephone: (508) 389-2764
                    Facsimile: (508) 366-5498

with a copy to:

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    919 Third Avenue
                    New York, N.Y. 10022
                    Attn: Sheldon S. Adler, Esq.
                    Telephone: (212) 735-3000
                    Facsimile: (212) 735-2000

    All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given when sent, provided that the facsimile is promptly confirmed by telephone confirmation thereof, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given one business day after delivery (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

    10.03 ENTIRE AGREEMENT; INCORPORATION OF EXHIBITS. (a) This Agreement supersedes all prior discussions and agreements, both written and oral, among the parties hereto with respect to the subject matter hereof, other than the Confidentiality Agreement, which shall survive the execution and delivery of this Agreement in accordance with its terms, and contains, together with the Confidentiality Agreement, the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

    (b) The Company Disclosure Letter, the Parent Disclosure Letter and any Exhibit attached to this Agreement and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

    10.04 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and except as provided in Article II and SECTION 7.09 (which is intended to be for the benefit of the persons entitled to therein, and may be enforced by any of such persons), it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

    10.05 NO ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void, except that LLC may assign any or all of its rights, interests and obligations hereunder to another direct or indirect wholly owned Subsidiary of Parent, PROVIDED that any such Subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein and PROVIDED FURTHER that such assignment (i) does not require a greater vote for the Company's Shareholder Approval, (ii) does not require a subsequent vote following the Company's Shareholders Meeting, or (iii) is not reasonably likely to materially delay or prevent the Company, LLC and Parent, as appropriate, from obtaining the Company Required Statutory Approvals, the Company Required Consents, the Company Shareholders' Approval, the Parent Required Shareholders' Approvals, the Parent Required Consents or the Parent Shareholders' Approval. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

    10.06 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define, modify or limit the provisions hereof.

    10.07 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or order, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

    10.08 GOVERNING LAW. Except to the extent that the MGL and the Massachusetts Limited Liability Company Act is mandatorily applicable to the Merger and the rights of the Shareholders of the Constituent Corporations, this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

    10.09 SUBMISSION TO JURISDICTION; WAIVERS. Each of Parent, LLC and the Company irrevocably agree that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by another party hereto or its successors or assigns may be brought and determined in the Supreme Court of the State of New York in New York

County or in the United States District Court for the Southern District of New York, and each of Parent, LLC and the Company hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Any service of process to be made in such action or proceeding may be made by delivery of process in accordance with the notice provisions contained in SECTION 10.02. Each of Parent, LLC, and the Company hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) the defense of sovereign immunity, (b) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this SECTION 10.09,
(c) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (d) to the fullest extent permitted by applicable law that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

    10.10 ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specified terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

    10.11  CERTAIN DEFINITIONS. As used in this Agreement:

    (a) except as provided in SECTION 4.14, the term "AFFILIATE," as applied to any person, shall mean any other person directly or indirectly controlling, controlled by, or under common control with, that person; for purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities, by contract or otherwise;

    (b) a person will be deemed to "BENEFICIALLY" own securities if such person would be the beneficial owner of such securities under Rule 13d-3 under the Exchange Act, including securities which such person has the right to acquire (whether such right is exercisable immediately or only after the passage of time);

    (c) the term "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the Massachusetts or London, England are authorized or obligated to close;

    (d) the term "KNOWLEDGE" or any similar formulation of "KNOWLEDGE" shall mean, with respect to any party hereto, the actual knowledge after due inquiry of the executive officers of Parent and its Subsidiaries or the Company and its Subsidiaries, respectively, set forth in SECTION 10.11(D) of the Parent Disclosure Letter or SECTION 10.11(D) of the Company Disclosure Letter; PROVIDED, THAT as used in SECTION 4.13 the term "knowledge" shall also include the knowledge of the environmental, health and safety personnel of the Company;

    (e) the term "PERSON" shall include individuals, corporations, partnerships, trusts, limited liability companies, other entities and groups (which term shall include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act);

    (f) the "REPRESENTATIVES of any entity shall have the same meaning as set forth in the Confidentiality Agreement;

    (g) the term "SUBSIDIARY" means, with respect to the Company, any corporation or other entity, whether incorporated or unincorporated, in which such party directly or indirectly owns at least a majority of the voting power represented by the outstanding capital stock or other voting securities or interests having voting power under ordinary circumstances to elect a majority of the directors or similar members of the governing body, or otherwise to direct the management and policies, or such corporation or entity and with respect to Parent, any body corporate which is a subsidiary or subsidiary undertaking, in each case within the meaning of the Companies Act.

    10.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument and will become effective when one or more counterparts have been signed by each party and delivered to the other parties.

    10.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

    IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its officer thereunto duly authorized as of the date first above written.

                                THE NATIONAL GRID GROUP PLC

                                By:  /s/    DAVID H. JONES
                                     ------------------------------------------
                                     Name: David H. Jones
                                     Title:  Chief Executive Officer

                                IOSTA LLC

                                By:  /s/    CLARE PHELAN
                                     ------------------------------------------
                                     Name: Clare Phelan
                                     Title:  Manager and Vice President

                                NEW ENGLAND ELECTRIC SYSTEM

                                By:  /s/    RICHARD P. SERGEL
                                     ------------------------------------------
                                     Name: Richard P. Sergel
                                     Title:  President and Chief Executive
                                     Officer

                                By:  /s/    MICHAEL E. JESANIS
                                     ------------------------------------------
                                     Name: Michael E. Jesanis
                                     Title:  Senior Vice President and Chief
                                     Financial Officer

The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an Agreement and Declaration of Trust dated January 2, 1996, as amended, which is hereby referred to, and a copy of which, as amended, has been filed with the Secretary of the Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into, or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer, or agent thereof assumes or shall be held to any liability therefor.

                                   APPENDIX B

                                [LOGO]

                                                    March 26, 1999

Board of Directors
New England Electric System
25 Research Drive
Westborough, MA 01582

Members of the Board of Directors:

    New England Electric System (the "Company"), The National Grid Group plc (the "Acquiror") and NGG Holdings LLC, a newly formed limited liability company formerly known as Iosta LLC that is directly and/or indirectly wholly-owned by the Acquiror (the "Acquisition Sub"), have entered into an Agreement and Plan of Merger, dated as of December 11, 1998 (the "Agreement"), pursuant to which the Acquisition Sub will be merged with the Company in a merger (the "Merger") in which each outstanding share of the Company's common stock, par value $1.00 per share (the "Company Shares"), will be converted into the right to receive $53.75 per share in cash, subject to increase as set forth in the Agreement (the "Consideration").

    You have asked us whether, in our opinion, the Consideration to be received by the holders of the Company Shares pursuant to the Merger is fair from a financial point of view to such holders.

    In arriving at the opinion set forth below, we have, among other things:

    (1) Reviewed certain publicly available business and financial information relating to the Company and Eastern Utilities Associates ("EUA") that we deemed to be relevant;

    (2) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company, both on a stand-alone basis and on a pro forma basis assuming the consummation of the EUA Merger (as defined herein), furnished to us by the Company and EUA, as the case may be, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the EUA Merger (the "EUA Expected Synergies") furnished to us by the Company and EUA;

    (3) Conducted discussions with members of senior management of the Company and EUA concerning the matters described in clauses 1 and 2 above, as well as the business and prospects of the Company, with and without giving effect to the EUA Merger and the EUA Expected Synergies;

    (4) Reviewed the market prices and valuation multiples for the Company Shares and compared them with those of certain publicly traded companies that we deemed to be relevant;

    (5) Reviewed the results of operations of the Company and compared them with those of certain publicly traded companies that we deemed to be relevant;

    (6) Compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed to be relevant;

    (7) Participated in certain discussions and negotiations among representatives of the Company, the Acquiror, EUA and their financial and legal advisors;

    (8) Reviewed the Agreement;

    (9) Reviewed the terms and conditions of the Agreement and Plan of Merger, dated as of February 1, 1999 (the "EUA Agreement"), by and among the Company, Research Drive LLC ("LLC") and EUA pursuant to which LLC will be merged with EUA and EUA will thereby become a wholly-owned subsidiary of the Company (the "EUA Merger"); and

    (10) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

    In preparing our opinion, we have assumed that if the EUA Merger is consummated, it will be consummated in accordance with the terms and conditions of the EUA Agreement.

    In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or EUA or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or EUA. With respect to the financial forecast information and the EUA Expected Synergies furnished to or discussed with us by the Company or EUA, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's or EUA's management as to the expected future financial performance of the Company or EUA, as the case may be, and the EUA Expected Synergies.

    Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. With your consent, we have assumed that all necessary regulatory consents and approvals for the Merger will be obtained and that in the course of obtaining such consents and approvals, no restrictions will be imposed that will have a material adverse effect on the parties or that will materially impair the ability of the parties to complete the Merger or the transactions contemplated thereby.

    We are acting as financial advisor to the Company in connection with the Merger and will receive a fee from the Company for our services, a significant portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We are currently providing financial advisory services to the Company in connection with the pending EUA Merger, and have, in the past, provided financial advisory and financing services to the Company and/or its affiliates and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade the Company Shares and other securities of the Company and the shares of common stock of EUA and other securities of EUA, as well as securities of the Acquiror, for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    This opinion is for the use and benefit of the Board of Directors of the Company. Our opinion does not address the merits of the underlying decision by the Company to engage in the Merger and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Merger or any matter related thereto.

    On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received by the holders of the Company Shares pursuant to the Merger is fair from a financial point of view to the holders of such shares.

                                        Very truly yours,

                                        MERRILL LYNCH, PIERCE, FENNER & SMITH

                                                       INCORPORATED

                                   APPENDIX C

                 TEXT SHOWING CHANGES PROPOSED TO THE AGREEMENT
                            AND DECLARATION OF TRUST

-Bracketed text to be deleted, underlined text to be added.-

ARTICLE 58

58. In case these trusts shall be terminated or in the case of any merger approved pursuant to Section 59B or in the case any of the terms, powers and provisions herein contained shall be altered, amended, added to or rescinded pursuant to the provisions of Article 57, a certificate in any number of counterparts deemed desirable, setting forth such termination or merger, alteration, amendment, addition or rescission and that the Board of Directors and Shareholders have authorized the same in accordance with the provisions of [said] Article 57 or Article 59B, as applicable, shall be signed by two of the Directors and by the secretary or any assistant secretary, and shall be acknowledged by one of the Directors and one counterpart of said certificate shall be filed with the Trustee and other counterparts thereof shall be recorded or filed at the principal office of these trusts and in such places as may be required by law.

ARTICLE 59B (NEW)

59B._Merger. Except as provided in Article 59A above, the Board of Directors by two-thirds vote may cause a domestic limited liability company to be merged into these trusts in accordance with Chapters 156C (Massachusetts Limited Liability Company Act) and 182 (Voluntary Associations and Certain Trusts) of the Massachusetts General Laws, if such merger has been authorized by vote, at a meeting duly called for the purpose upon at least twenty days' prior notice, of a majority of the shares outstanding and entitled to vote thereon at such meeting. Any such merger shall become effective only upon presentation to the Trustee, as required by Article 58, of the counterpart of the certificate referred to in Article 58, or at such later time as may be specified in the certificate. In respect to any such merger, the holders of all shares of the Company who dissent from such transaction within the time and in the manner provided in the Massachusetts statute applicable to business corporations, shall have substantially those rights they would have if these trusts and such limited liability company were at the time Massachusetts business corporations. Such rights shall be the Shareholders' exclusive remedy in respect of such holders' dissent from any such actions.

                       This page intentionally left blank

                                   APPENDIX D

            RIGHTS AND DUTIES OF NEES AND ANY OBJECTING SHAREHOLDER
      WHO HAS COMPLIED WITH THE REQUIREMENTS OF SECTION 87 OF CHAPTER 156B
                       OF THE MASSACHUSETTS GENERAL LAWS.

    NOTE: Sections 87-98 of Chapter 156B of the Massachusetts General Laws deal with appraisal rights for stockholders of Massachusetts business corporations. If Proposal 1 is adopted, the NEES Agreement and Declaration of Trust will be amended to provide that NEES shareholders will have the same appraisal rights in the event of a merger as the stockholders of a Massachusetts business corporation. Thus although Sections 87-98 refer to "corporation" and "stockholder", they shall also apply to NEES and its shareholders in the event that the amendment to the NEES Agreement and Declaration of Trust and the merger are approved. Thus reference to "corporation" and "stockholder" should be read as "Trust" and "shareholder".

    Set forth below is the text of Sections 87 through 98 of Chapter 156B of the Massachusetts General Laws.

87 STATEMENT OF RIGHTS OF OBJECTING SHAREHOLDERS IN NOTICE OF MEETING; FORM

    The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

    "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts."

88 NOTICE OF EFFECTIVENESS OF ACTION OBJECTED TO

    The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

89 DEMAND FOR PAYMENT; TIME FOR PAYMENT

    If within twenty days after the date of mailing of a notice under subsection
(e) of section eighty-two, subsection (f) of section eight-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

90 DEMAND FOR DETERMINATION OF VALUE; BILL IN EQUITY; VENUE

    If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

91 PARTIES TO SUIT TO DETERMINE VALUE; SERVICE

    If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

92 DECREE DETERMINING VALUE AND ORDERING PAYMENT; VALUATION DATE

    After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

93 REFERENCE TO SPECIAL MASTER

    The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

94 NOTATION ON STOCK CERTIFICATES OF PENDENCY OF BILL

    On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

95 COSTS; INTEREST

    The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this Chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

96 DIVIDENDS AND VOTING RIGHTS AFTER DEMAND FOR PAYMENT

    Any stockholder who has demanded payment for his stock as provided in this Chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

    (1) A bill shall not be filed within the time provided in section ninety;

    (2) A bill, if filed, shall be dismissed as to such stockholder; or

    (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

    Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this Chapter.

97 STATUS OF SHARES PAID FOR

    The shares of the corporation paid for by the corporation pursuant to the provisions of this Chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

98 EXCLUSIVE REMEDY; EXCEPTION

    The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this Chapter shall be an exclusive remedy except that this Chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

                                                                      APPENDIX E

                                    FORM OF
                              EMPLOYMENT AGREEMENT
                               RICHARD P. SERGEL

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                            -----------
Employment Period.........................................................................................         E-1

Position and Duties.......................................................................................         E-1

Compensation..............................................................................................         E-2

Termination of Employment.................................................................................         E-3

Obligations of the Company upon Termination...............................................................         E-5

Non-Exclusivity of Rights.................................................................................         E-8

Full Settlement...........................................................................................         E-8

Non-Competition Provision and Confidential Information....................................................         E-8

Certain Additional Payments by the Company................................................................         E-9

Attorneys' Fees...........................................................................................        E-11

Successors................................................................................................        E-11

Miscellaneous.............................................................................................        E-11

                              EMPLOYMENT AGREEMENT

    THIS AGREEMENT by and between, THE NATIONAL GRID GROUP PLC, a public limited company incorporated under the laws of England and Wales with registration number 2367004 ("National Grid") (solely for purposes of Section 3(b)(2) below), NEW ENGLAND ELECTRIC SYSTEM, a Massachusetts business trust (the "Company"), and
RICHARD P. SERGEL (the "Executive"), dated as of the       day of             .

                                WITNESSETH THAT

    WHEREAS, National Grid, IOSTA LLC, a Massachusetts limited liability company directly and indirectly wholly owned by National Grid ("IOSTA"), and the Company, have entered into an Agreement and Plan of Merger dated as of December 11, 1998 (the "Merger Agreement" and the consummation of the transactions contemplated by the Merger Agreement, the "Merger"), whereby IOSTA shall be merged with and into the Company, at which time the separate existence of IOSTA will cease and the Company will continue as the surviving entity (the "Surviving Entity"); and

    WHEREAS, the Company wishes to provide for the orderly succession of management of the Company following the effective date of the Merger (the "Effective Time"); and

    WHEREAS, the Company further wishes to provide for the employment by the Company of the Executive, and the Executive wishes to serve the Company and its affiliated entities in the capacities and on the terms and conditions set forth in this Agreement; and

    WHEREAS, this Agreement is the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements concerning the same subject, including the severance agreement between the Company and the Executive, dated March 1, 1998.

    NOW, THEREFORE, it is hereby agreed as follows:

    1.  EMPLOYMENT PERIOD.

        (a) The Company shall employ the Executive, and the Executive shall serve the Company, on the terms and conditions set forth in this Agreement, from the Effective Time until the date which is the third (3rd) anniversary of the Effective Time or such later date as provided in paragraph (b) of this Section 1 (the "Employment Period"). This Agreement shall not be effective prior to the Effective Time. For all periods prior to, but not including, the Effective Time, the severance agreement between the Company and the Executive, dated March 1, 1998, shall remain in full force and effect.

        (b) The Employment Period shall be extended automatically for one additional day as of the second anniversary of the Effective Time and on each day thereafter unless and until either the Company or the Executive gives written notice to the other that the Employment Period shall not be so extended.

        (c) Notwithstanding the other provisions of this Section 1, any termination of employment by the Executive other than for Good Reason shall require not less than six months' written notice.

    2.  POSITION AND DUTIES.

        (a) During the Employment Period, the Executive shall serve as President and Chief Executive Officer of the Company. The Executive's responsibilities as President and Chief Executive Officer shall include all aspects of the Company's and its subsidiaries' businesses. The Executive shall serve in each such case as an employee of the Company and with such duties and responsibilities as are customarily assigned to such positions, and such other duties and responsibilities not inconsistent therewith as may from time to time be assigned to him by the Board. As President and Chief Executive Officer, the Executive shall report only to the Board. The Executive shall be a member of the Board on the first day of the Employment Period, and the Board shall propose the Executive for re-election to the Board throughout the Employment Period. In addition, and without further compensation, the Executive shall serve as an Executive Director of National Grid, subject to ratification of National Grid's shareholders, and shall serve as a director and/or officer of one or more of the Company's other affiliates if so elected or appointed from time to time.

        (b) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive shall devote reasonable attention and time during normal business hours to the business and affairs of the Company and its affiliates, as directed by the Board, and, to the extent necessary to discharge the responsibilities assigned to the Executive under this Agreement, use the Executive's reasonable best efforts to carry out such responsibilities faithfully and efficiently. It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic, or charitable boards or committees, so long as such activities do not materially interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

        (c) The Executive's services shall be performed primarily at the Company's headquarters, currently in Westborough, MA.

    3. COMPENSATION. The Executive's compensation during the Employment Period shall be determined by, and in the sole discretion of, National Grid or any successor thereto, subject to Sections 3(a), 3(b), 3(c) and 3(d) and Sections 4(d)(iv), 5 and 9 hereof.

        (a) ANNUAL BASE SALARY. During the Employment Period, the Executive shall receive an annual base salary of not less than $550,000 (the annual base salary in effect from time to time, "Annual Base Salary"). The Annual Base Salary shall be payable in accordance with the Company's regular payroll practice for its senior officers, as in effect from time to time. During the Employment Period, the Annual Base Salary shall be reviewed at least annually, shall not be less than the minimum base salary set forth above. Any increase in the Annual Base Salary shall not limit or reduce any other obligation of the Company under this Agreement.

        (b) INCENTIVE COMPENSATION. (i) During the Employment Period, the Executive shall participate in annual bonus arrangements, the maximum opportunity for which shall comprise: (A) 50% of Annual Base Salary, payable in cash (the "Annual Cash Bonus") and (B) 60% of the Annual Cash Bonus, payable in phantom or similar shares of Company stock and subject to a three year vesting requirement and such other terms and conditions as such incentive plan may provide, based on Company performance goals and standards as determined by National Grid. The Executive shall be eligible to participate in the above arrangements at a level (in terms of the amount and types of compensation that the Executive has the opportunity to receive and the terms thereof) no less favorable in the aggregate than those arrangements which are provided to other senior officers of the Company.

           (ii) During the Employment Period, the Executive shall participate in long-term equity incentive arrangements under National Grid's Executive Share Option Scheme or any successor plan or scheme thereto (the "Scheme"), which arrangements shall provide grants to the Executive of options (the "National Grid Options") to acquire the common stock of National Grid (the "National Grid Common Stock") on the same basis as other National Grid directors. National Grid shall grant to the Executive, under the Scheme and as soon as practicable following the Effective Time, subject to U.K. and U.S. securities laws, a National Grid Option, the number of shares of National Grid Common Stock subject to which shall have an aggregate fair market value (determined as of the date of grant) equal to three times the Executive's Annual Base Salary (as in effect at the Effective Time). Further grants under the Scheme shall be made at the sole discretion of National Grid. For purposes of determining the number of shares of National Grid Common Stock subject to National Grid Options to be granted pursuant to the Scheme, the Executive's Annual Base Salary shall be converted to U.K. Sterling based on the U.S. dollar exchange rate at the mid-market London closing rate on the applicable date of grant, as quoted in the Financial Times.

        (c) OTHER BENEFITS.

           (i) Supplemental Executive Retirement Plan. During the Employment Period, the Executive shall participate in a supplemental executive retirement plan ("SERP") such that the aggregate value of the retirement benefits that he and his spouse will receive at the end of the Employment Period under all defined benefit plans of the Company and its affiliates (whether qualified or not) will be not less than the aggregate value of the benefits he and his spouse would have received (and with the same forms of benefit payments) had he continued, through the end of the Employment Period, to accrue the supplemental retirement benefits provided by the terms of the Supplemental Retirement Income Plan of the Company as in effect immediately before the Effective Time.

           (ii) Without limiting the generality of the foregoing, during the Employment Period and thereafter, except to the extent the Executive is already covered under another National Grid-provided or employer-provided arrangement providing substantially similar payments or benefits: (A) the Executive shall be entitled to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company and its subsidiaries to the same extent as other senior officers of the Company; and (B) the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in, and shall receive all benefits under, all applicable welfare benefit plans, practices, policies and programs provided by the Company and its subsidiaries, including, without limitation, medical, prescription, dental, disability, sick leave, employee life insurance, group life insurance, accidental death and travel accident insurance plans and programs, to the same extent as other senior officers of the Company; provided, however, except as may be expressly set forth elsewhere in this Agreement, nothing contained in this section or any other section of this Agreement shall entitle the Executive to receive duplicate or multiple payments or benefits under the same plan or arrangement.

        (b) FRINGE BENEFITS. During the Employment Period, the Executive shall be entitled to receive fringe benefits substantially similar to those enjoyed by the Executive immediately prior to the Effective Time and shall be entitled to participate in the vacation policy of the Company and avail himself of paid holidays (as determined from time to time by the Company) on the same terms and conditions as other senior officers of the Company.

    4.  TERMINATION OF EMPLOYMENT.

        (a) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. The Company shall be entitled to terminate the Executive's employment because of the Executive's Disability during the Employment Period in accordance with the Company's long-term disability plan as in effect immediately prior to the Effective Date.

        (b) BY THE COMPANY.

           (i) The Company may terminate the Executive's employment during the Employment Period for Cause or without Cause.

           (ii) "Cause" means: (A) the willful and continued failure by the Executive to substantially perform the Executive's duties hereunder (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 4(d)) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (B) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company and its affiliates taken as a whole, monetarily or otherwise. For purposes of the foregoing, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company.

        (c) BY THE EXECUTIVE.

           (i) The Executive may terminate employment for Good Reason or, upon six months' prior written notice, without Good Reason.

           (ii) "Good Reason" means the occurrence (without the Executive's express written consent) of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (A), (B), (C) or (D) below, such act or failure to act is corrected within thirty days of the Notice of Termination given in respect thereof:

               (A) the assignment to the Executive of duties substantially inconsistent with the Executive's status as a senior officer of the Company or the duties described in Section 2(a) above;

               (B) a reduction in the Executive's Annual Base Salary or any breach by the Company or National Grid of their respective obligations under Sections 3(b), 3(c) and 3(d) above;

               (C) the Company requiring the Executive's principal place of employment to be anywhere other than at the Company's headquarters, wherever such headquarters may be located from time to time, or the relocation of the Company's headquarters to a location more than 150 miles from Westborough, Massachusetts; or

               (D) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 4(d); for purposes of this Agreement, no such purported termination shall be effective.

    The Executive's right to terminate his employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. Except as provided below, the Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder. No such event described hereunder shall constitute Good Reason unless the Executive has given written notice to the Company specifying the event relied upon for such termination within one year (but in no event beyond the term of this Agreement) from the occurrence of such event.

        (d) TERMINATION PROCEDURES AND COMPENSATION DURING DISPUTE.

           (i) NOTICE OF TERMINATION. Any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 12(b) hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

               A. TERMINATIONS FOR CAUSE. A Notice of Termination for Cause shall also include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters ( 3/4) of the entire membership of the Board (excluding, for this purpose, the Executive if a Board member) (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in the definition of Cause herein, and specifying the particulars thereof in detail.

               B. TERMINATION FOR GOOD REASON. A Notice of Termination for Good Reason shall specify in reasonable detail the specific provision(s) in this Agreement and the event(s) relied upon as the basis for such termination.

           (ii) DATE OF TERMINATION. Except as otherwise provided in Section 11(c) of this Agreement, "Date of Termination", with respect to any purported termination of the Executive's employment during the Employment Period, shall mean (A) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (B) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company for other than Cause, shall not be less than thirty (30) days and, in the case of a termination by the Executive other than for Good Reason, shall not be less than six (6) months, from the date such Notice of Termination is given).

           (iii) DISPUTE CONCERNING TERMINATION. If within fifteen (15) days after any Notice of Termination is given by the Executive for Good Reason under Section 4(c)(ii)(A) above ("Special Good Reason"), the Company notifies the Executive that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected).

           (iv) COMPENSATION DURING DISPUTE. If a Special Good Reason termination is disputed in accordance with Section 4(d)(iii), the Company shall pay the Executive the full compensation in effect when the notice giving rise to such dispute was given (including, but not limited to, Annual Base Salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 4(d)(iii). Amounts paid under this Section 4(d)(iv) are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

           (v) NO WAIVER. The failure to set forth any fact or circumstance in a Notice of Termination shall not constitute a waiver of the right to assert, and shall not preclude the party giving notice from asserting, such fact or circumstance in an attempt to enforce any right under or provision of this Agreement.

    5.  OBLIGATIONS OF THE COMPANY UPON TERMINATION.

        (a) BY THE COMPANY OTHER THAN FOR CAUSE, DEATH OR DISABILITY, OR BY THE EXECUTIVE FOR GOOD REASON.

           (i) If, during the Employment Period, the Company terminates the Executive's employment, other than for Cause, death, or Disability, or the Executive terminates his employment for Good Reason, the Company shall: (A) pay the Executive the Accrued Obligations (as defined in Section 5(b) below) in a lump sum cash payment within five (5) business days of the Date of Termination; (B) pay the Executive the amounts the Executive would have earned under paragraphs (a) and (b)(i) of Section 3 (other than stock options) as if he had remained employed through the end of the Severance Period (as defined below) in a lump sum cash payment within five (5) business days of the Date of Termination and (C) continue to provide the Executive with the compensation and benefits set forth in paragraphs (c) and (d) of Section 3 as if he had remained employed by the Company pursuant to this Agreement (x) for a period of 36 months, if such termination of employment occurs prior to the second anniversary of the Effective Time or within 2 years following a Change in Control or (y) for a period of 18 months, if such termination of employment occurs following the second anniversary of the Effective Time and either prior to a Change in Control or more than 2 years following a Change in Control and, in either such case, the Executive had then terminated employment with whatever rights and benefits would have been available to Executive at that date (the period described in (x) or (y) above, as applicable, the "Severance Period"); PROVIDED, however, that for purposes of the foregoing, the Executive shall be deemed to earn, during each year in such period, a bonus under Section 3(b)(i) equal to the greater of the average bonus earned by the Executive under all incentive compensation plans of the Company in the three years preceding the Effective Time or the three years preceding the Date of Termination; PROVIDED further, however, that to the extent any benefits described in paragraphs (b), (c) and (d) of Section 3 cannot be provided pursuant to the plan or program maintained by the Company for its executives, the Company shall provide such benefits outside such plan or program at no additional cost (including, without limitation, tax costs) to the Executive and his family; and PROVIDED further, that during any period when the Executive is eligible to receive benefits of the type described in clause (B) of paragraph (c)(ii) of Section 3 under another employer-provided plan, the benefits provided by the Company under this paragraph (a) of Section 5 may be made secondary to those provided under such other plan. In addition to the foregoing, any restrictions on restricted stock outstanding on the Date of Termination shall lapse as of the Date of Termination without regard to the termination of the Executive's employment, any outstanding incentive compensation awards with vesting and/or payment contingent upon attainment of individual, Company, or affiliate performance goals shall, for purposes of awards considered short term by National Grid, be deemed satisfied at 90% of "Maximum" level and paid, in a lump sum cash payment within five (5) days of the Date of Termination, prorata for the portion of the performance year through the Date of Termination and all National Grid Options outstanding as of the Date of Termination under the Scheme shall be governed by the terms of the Scheme. The payments and benefits provided pursuant to this paragraph (a) of Section 5 are intended as liquidated damages for a termination of the Executive's employment by the Company other than for Cause, death, or Disability or for the actions of the Company leading to a termination of the Executive's employment by the Executive for Good Reason, and shall be the sole and exclusive remedy therefor.

           (ii) For purposes of this Agreement, "Change in Control" shall mean:

               A. any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Act"), excluding a corporation at least 80% of the ownership of which after acquiring its interest is owned directly by the holder of common stock of the Company immediately prior to such acquisition ("Person")), is the beneficial owner, directly or indirectly, of 20% or more of the outstanding stock of the Company requiring the filing of a report with the Securities and Exchange Commission under Section 13(d) of the 1934 Act; or

               B. National Grid ceases to be the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than 60% of the combined voting power of the voting securities of the Company; or

               C. the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, more than 50% of the combined voting power of the voting securities of which are owned by National Grid; or

               D. the acquisition by National Grid, The Company, the Surviving Entity or any of their affiliates, whether by purchase, merger or otherwise, of any regulated utility company, the primary place of business of which is in the United States, for a purchase price in excess of $1.5 billion; or

               E. any Person, other than a Person who beneficially owns more than 10% of the outstanding stock of National Grid at the Effective Time, becomes the beneficial owner, directly or indirectly, of 30% or more of the outstanding stock of National Grid.

    In no event shall the Merger or any transaction contemplated by the Merger Agreement constitute a Change in Control for purposes of this Agreement.

        (b) DEATH OR DISABILITY. If the Executive's employment is terminated by reason of the Executive's death or Disability during the Employment Period, the Company shall pay to the Executive or, in the case of the Executive's death, to the Executive's designated beneficiaries (or, if there is no such beneficiary, to the Executive's estate or legal representative) in a lump sum in cash within 30 days after the Date of Termination, the sum of the following amounts (the "Accrued Obligations"): (i) any portion of the Executive's Annual Base Salary through the Date of Termination that has not yet been paid; (ii) in respect of incentives awarded under Section 3(b)(i) of this Agreement, an amount representing the target Incentive Compensation for the year that would otherwise vest and/or become payable within the year in which the Date of Termination occurs, computed by assuming that the amount of all such target Incentive Compensation would be equal to the amount of such target Incentive Compensation that the Executive would have been eligible to earn for such period, and multiplying that amount by a fraction, the numerator of which is the number of days in such period through the Date of Termination, and the denominator of which is the total number of days in the relevant period and incentives under the Scheme shall be governed by the rules of the Scheme; (iii) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) that has not yet been paid; and (iv) any accrued but unpaid Incentive Compensation and vacation pay; and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below.

        (c) By the Company for Cause or by the Executive other than for Good Reason. If the Executive's employment is terminated by the Company for Cause during the Employment Period, the Company shall pay the Executive the Annual Base Salary through the Date of Termination and the amount of any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon), in each case to the extent not yet paid, and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below. If the Executive voluntarily terminates employment during the Employment Period other than for Good Reason, the Company shall pay the Accrued Obligations to the Executive in a lump sum in cash within 30 days of the Date of Termination, and the Company shall have no further obligations under this Agreement, except as specified in Section 6 below.

    6. NON-EXCLUSIVITY OF RIGHTS. Except as provided in Sections 1, 3, and 12 of this Agreement, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies for which the Executive may qualify, nor shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Vested benefits and other amounts that the Executive is otherwise entitled to receive under any other plan, policy, practice, or program of, or any contract or agreement with, the Company or any of its affiliated companies on or after the Date of Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract, or agreement, as the case may be, except as explicitly modified by this Agreement.

    7. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as specifically provided in paragraph (a) of Section 5 with respect to benefits described in clause (B) of paragraph (c)(ii) of Section 3, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

    8.  NON-COMPETITION PROVISION AND CONFIDENTIAL INFORMATION.

        (a) Without prior written consent of the Company, during the period of the Executive's employment with the Company and for one year thereafter, the Executive shall not, as a shareholder, officer, director, partner, consultant, or otherwise, engage directly or indirectly in any business or enterprise which is "in competition" with the Company or its successors or assigns or affiliates thereof or undertake any action which would be injurious to the Company or its affiliates or assist the Company's or its affiliates' competitors; provided, however, that the Executive's ownership of less than five percent of the issued and outstanding voting securities of a publicly traded company shall not be deemed to constitute such competition. A business or enterprise is deemed to be "in competition" if it is engaged in any material business in any state of the United States in which the Company or any of its affiliates operates at the "applicable time." "Applicable time" means (i) during the period of the Executive's employment hereunder, the specific date, and (ii) after the Date of Termination, the Date of Termination.

        (b) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies and their respective businesses that the Executive obtains during the Executive's employment by the Company or any of its affiliated companies and that is not public knowledge (other than as a result of the Executive's violation of this Section 8) ("Confidential Information"). The Executive shall not communicate, divulge, or disseminate Confidential Information at any time during or after the Executive's employment with the Company, except with the prior written consent of the Company or as otherwise required by law or legal process. In no event shall any asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

        (c) (i) The Executive acknowledges that if the Executive shall breach or threaten to breach any provision of this Section 8, the damages to the Company and its affiliates may be substantial, although difficult to ascertain, and money damages will not afford the Company and its affiliates an adequate remedy. Therefore, if the provisions of this Section 8 are violated, in whole or in part, the Company and its affiliates shall be entitled to specific performance and injunctive relief, without prejudice to other remedies the Company and/or its affiliates may have at law or in equity.

           (ii) If any term or provision of this Section 8, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Section 8, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Section 8 shall be valid and enforceable to the fullest extent permitted by law. Moreover, if a court of competent jurisdiction deems any provision hereof to be too broad in time, scope, or area, it is expressly agreed that such provision shall be reformed to the maximum degree that would not render it unenforceable.

    9.  CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

        (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a Change in Control or any Person affiliated with the Company or such Person, but determined without regard to any additional payments required under this Section 9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

        (b) Subject to the provisions of paragraph (c) of this Section 9, all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a nationally recognized certified public accounting firm designated by the Executive (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to paragraph (c) of this Section 9 and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

        (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the

    Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

           (i) give the Company any information reasonably requested by the Company relating to such claim,

           (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

           (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

           (iv) permit the Company to participate in any proceedings relating to such claim;

    PROVIDED, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph (c) of Section 9, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and PROVIDED, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

        (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 9, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph
    (c) of this Section 9) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 9, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    10. ATTORNEYS' FEES. The Company also shall pay to the Executive, at the conclusion of any contest, to the fullest extent permitted by law, all legal fees court costs and litigation expenses reasonably incurred by the Executive as a result of any contest by the Company, the Executive, or others regarding the validity or enforceability of or liability under, or otherwise involving, any provision of this Agreement (except to the extent it is determined by a court of competent jurisdiction, mediator or arbitrator, as the case may be, that the Executive's material claim is, or claims are, frivolous or without merit, in which case the Executive shall bear all such fees and expenses), together with interest on any delayed payment at the applicable federal rate provided for in
Section 7872(f)(2)(A) of the Code.

    11. SUCCESSORS.

        (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

        (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

        (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

    12. MISCELLANEOUS.

        (a) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. Any action by the Company to amend or modify this Agreement must be approved by the Company's Board of Directors.

        (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:   Richard P. Sergel

If to the Company:
                       Attention: General Counsel

With copy to:          [DESIGNATE PERSON AT NATIONAL GRID TO RECEIVE A COPY OF
                       ANY NOTICES]

If to National Grid:
                       Attention: [                ]

With copy to:          [DESIGNATE PERSON AT NATIONAL GRID TO RECEIVE A COPY OF
                       ANY NOTICES]

    or to such other address as either party furnishes to the other in writing in accordance with this paragraph (b) of Section 12. Notices and communications shall be effective when actually received by the addressee.

        (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

        (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local, and foreign taxes that are required to be withheld by applicable laws or regulations. All cash amounts required to be paid hereunder shall be paid in United States dollars.

        (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement (including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to paragraph (c) of Section 4 of this Agreement) shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

        (f) The Executive and the Company acknowledge that this Agreement supersedes and terminates any other severance and employment agreements between the Executive and the Company or any Company affiliates.

        (g) The rights and benefits of the Executive under this Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy. The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after the expiration of the Employment Period (including, without limitation, those under Sections 4, 5, 8 and 9 hereof) shall survive such expiration.

        (h) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

    IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of their respective Boards of Directors, the Company and National Grid (with respect to Section 3(b)(ii) only) have caused this Agreement to be executed in their name on their behalf, all as of the day and year first above written.

                                          RICHARD P. SERGEL

                                          ______________________________________

                                          NEW ENGLAND ELECTRIC SYSTEM

                                          By: __________________________________
                                              Its

                                          THE NATIONAL GRID GROUP PLC
                                          (in respect of Section 3(b)(ii) only)

                                          By: __________________________________
                                              Its

                                                                      APPENDIX F

                          FORM OF CONSULTING AGREEMENT

    CONSULTING AGREEMENT (this "Agreement"), dated as of             , by and
among The National Grid Group PLC, a public limited company incorporated under the laws of England and Wales with registration number 2367004 ("Parent"), New England Electric System, a Massachusetts business trust (the "Company") and Alfred D. Houston (the "Consultant").

    WHEREAS, Parent, NGG Holdings, LLC (formerly Iosta LLC), a Massachusetts limited liability company which is directly and indirectly wholly owned by the Parent ("LLC"), and the Company have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 11, 1998, pursuant to which, among other things, LLC will merge with and into the Company (the "Merger") and Parent will own, directly or indirectly all of the issued and outstanding common shares of the Company;

    WHEREAS, following the consummation of the Merger the Consultant intends to terminate his employment with the Company for Good Reason (as defined in the Severance Agreement entered into between the Company and the Consultant dated February 28, 1995 (the "Severance Agreement"));

    WHEREAS, in connection with the transactions contemplated by the Merger Agreement and in recognition of the Consultant's experience and abilities, Parent and the Company desire to enter into a consulting agreement with the Consultant in accordance with and subject to the terms and conditions provided herein in order to retain for the Company the benefit of the Consultant's services; and

    WHEREAS, the Consultant wishes to perform services for the Company in accordance with and subject to the terms and conditions provided herein.

    NOW, THEREFORE, in consideration of the mutual premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

    1. TERMINATION OF EMPLOYMENT. The parties hereby agree that the Consultant's employment with the Company shall terminate within one month following the Effective Time (as defined in the Merger Agreement), and that such termination shall be treated as a termination for "Good Reason" following a "Change in Control" for all purposes under the Severance Agreement.

    2. ENGAGEMENT AS CONSULTANT. The Company hereby agrees to engage the Consultant, and the Consultant hereby agrees to perform services for the Company, on the terms and conditions set forth herein.

    3. TERM. The Term of this Agreement (the "Term") shall commence at the Effective Time and terminate on the second anniversary thereof. This Agreement shall be of no force and effect unless and until the Effective Time occurs.

    4. DUTIES. During the Term, the Consultant shall (i) perform such services relating to the business of the Company and its subsidiaries as the Consultant and the Chief Executive Officer of the Company shall mutually agree (ii) shall provide advisory and consulting services and give the Company and its subsidiaries the benefit of his special knowledge, skill, contacts and business experience and (iii) be required to report only to the Chief Executive Officer of the Company. Due to Consultant's long relationship with the Company and his recognition in the community, his participation as a consultant in the Company's business will add to the stature of the Company and its affiliates. The Consultant shall in no event be required to provide consulting services to the Company for more than 60 days per year. The scheduling of such time shall be mutually agreeable to the Consultant and the Company. The Company acknowledges that the Consultant is permitted to pursue other activities, whether of a personal or business nature, and, accordingly, may not always be immediately available to the Company.

    5. PLACE OF PERFORMANCE. The Consultant shall perform his duties and conduct his business from his primary residence and/or at such other locations as are reasonably acceptable to him and the Company; PROVIDED, HOWEVER, that, to the extent that the Company requests the Consultant to perform services from a different location and the Consultant agrees to do so, the Consultant shall be provided with the office space substantially comparable to the office space used by him during his employment as an officer of the Company at the Company's headquarters or at an alternative location reasonably acceptable to the Consultant and the Company.

    6. INDEPENDENT CONTRACTOR. During the term of this Agreement, the Consultant shall be an independent contractor and not an employee of the Company and is not entitled to any benefits (other than those to which he is entitled as a retiree or former employee of the Company) provided by the Company and/or its affiliates to its employees, including but not limited to group insurance coverage and eligibility to participate in any retirement plans or employee benefit plans. Accordingly, Consultant shall be responsible for payment of all taxes, including Federal and State income tax, Social Security tax, Unemployment Insurance tax, and any other taxes or business license fees as required.

    7.  COMPENSATION AND RELATED MATTERS.

        (a) MONTHLY CONSULTING FEE. During the Term, the Company shall pay to the Consultant, in equal monthly installments, an annual consulting fee of $200,000 per year (the "Consulting Fee").

        (b) BUSINESS EXPENSES. The Consultant shall be reimbursed by the Company for all reasonable business expenses incurred by him in connection with the performance of his consulting services hereunder upon submission by the Consultant of receipts and other documentation in accordance with the Company's normal reimbursement procedures.

    8. TERMINATION. The Consultant's engagement as a consultant hereunder shall terminate without further action by any party hereto upon the expiration of the Term. This Agreement may also be terminated by the Consultant or the Company upon 30 days written notice to the other (or such shorter period to which the parties shall agree). Upon termination of this Agreement by the Consultant in accordance with the immediately preceding sentence, the parties hereto shall have no further obligation or liability under this Agreement, except that the Company shall pay the Consultant all fees and reimburse the Consultant for all reasonable expenses earned or incurred hereunder prior to the date of termination. Upon termination of this Agreement by the Company in accordance with this Section 8, the Company shall pay to the Consultant, in a single lump sum cash payment, all amounts (including the Consulting Fee) that would otherwise have been paid under Section 7 hereof for the remainder of his Term. Notwithstanding anything in this Agreement to the contrary, the Company's obligations under Section 10 hereof shall survive the termination or expiration of this Agreement.

    9. COMPLIANCE WITH LAW. The Consultant agrees to comply with all federal, state and municipal laws, rules and regulations, as well as all policies and procedures of the Company, that are now or may in the future become applicable to the Consultant in connection with his services to the Company.

    10. INDEMNIFICATION. The Company shall indemnify and hold harmless the Consultant to the full extent permitted by law and the by-laws of the Company for all expenses, costs, liabilities and legal fees that the Consultant may incur that arise out of or are connected to the discharge of his duties hereunder or his service on any Company requested boards or organizations. In addition, the Company will indemnify and hold harmless the Consultant, on an after-tax basis, for any expenses, costs, liabilities, fees excise taxes and legal costs that the Consultant may incur in respect of any benefits or payments due hereunder or described in the letter dated April 13, 1998 from the Chief Executive Officer of the Company to the Consultant.

    11.  SUCCESSORS; BINDING AGREEMENT.

        (a) The Company shall require any successor to all or substantially all of the business or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

        (b) This Agreement and all rights of the Consultant hereunder shall inure to the benefit of and be enforceable by the Consultant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. This Agreement is personal to and may not be assigned by the Consultant.

        (c) This agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and, on and after the Effective Time, this Agreement shall supercede any other agreement between the parties hereto with respect to the subject matter hereof, provided however that this Agreement shall not supercede either (i) the Severance Agreement or (ii) the obligations of the Company set forth in the letter from the Chief Executive Officer of the Company to the Consultant dated April 13, 1998.

    12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service to the parties at the following addresses (or at such other addresses for a party as shall be specified by the notice):

If to the Company:                     New England Electric System
                                       [25 Research Drive
                                       Westborough, MA 01582]
                                       Attention: Corporate Secretary

If to the Consultant:                  Alfred D. Houston
                                       [
                                       ]

    13. DISPUTES. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity hereof, shall be finally settled by arbitration by one arbitrator in Massachusetts pursuant to the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction.

    14. MISCELLANEOUS. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. No waiver by a party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by the parties which are not set forth expressly in this Agreement. This Agreement shall be governed and construed in accordance with the laws of Massachusetts, without giving effect to the principles of conflicts of law thereunder.

    15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

    16. ENFORCEMENT. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                THE NATIONAL GRID GROUP PLC

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                NEW ENGLAND ELECTRIC SYSTEM

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                By:
                                     -----------------------------------------
                                     Alfred D. Houston